Exhibit 10.4
EXECUTION COPY

CHASE BANK USA, NATIONAL ASSOCIATION
Transferor and Servicer

and

THE BANK OF NEW YORK
Trustee and Paying Agent

on behalf of the
Certificateholders
of

CHASE CREDIT CARD MASTER TRUST

_________________________________

FIFTH AMENDED AND RESTATED
POOLING AND SERVICING AGREEMENT

Dated as of December 19, 2007

TABLE OF CONTENTS

i

EXHIBITS

Exhibit A	Form of Transferor Certificate
Exhibit B	Form of Assignment of Receivables in Additional Accounts
Exhibit C	Form of Monthly Servicer’s Certificate
Exhibit D	Form of Annual Servicer’s Certificate
Exhibit E	Form of Annual Opinion of Counsel
Exhibit F	Form of Reassignment of Receivables
Exhibit G	Form of Reconveyance of Receivables
Exhibit H	Form of Annual Certification
Exhibit I	Servicing Criteria to be Addressed in Assessment of Compliance (Trustee)
Exhibit J	Servicing Criteria to be Addressed in Assessment of Compliance (Paying Agent)
Exhibit K	Servicing Criteria to be Addressed in Assessment of Compliance (Servicer/Subservicer)
Exhibit L	Form of Trustee’s Regulation AB Certificate

SCHEDULES

Schedule 1                       List of Accounts (Deemed Incorporated)

FIFTH AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of December 19, 2007 (this “Agreement”), by and between CHASE BANK USA, NATIONAL ASSOCIATION, a national banking association (“Chase USA”), as transferor (the “Transferor”) and as servicer (the “Servicer”) and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the “Trustee”) and as paying agent (the “Paying Agent”) of the Chase Credit Card Master Trust (the “Trust”).

WHEREAS, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank and successor to Chemical Bank and a predecessor entity to JPMorgan Chase Bank, National Association, a national banking association), a New York banking corporation, and the Trustee were parties to a Pooling and Servicing Agreement, dated as of October 19, 1995 (the “Original Pooling and Servicing Agreement”);

WHEREAS, Chase USA (formerly known as Chase Manhattan Bank USA, National Association and The Chase Manhattan Bank (USA)), as transferor on and after June 1, 1996, JPMorgan Chase Bank, as transferor prior to June 1, 1996 and as servicer, and the Trustee were parties to an Amended and Restated Pooling and Servicing Agreement, dated as of June 1, 1996 (the “Amended and Restated Pooling and Servicing Agreement”), which amended and restated the Original Pooling and Servicing Agreement in its entirety;

WHEREAS, all of the parties to the Amended and Restated Pooling and Servicing Agreement (or the respective successor entities thereto) were parties to a Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996 (the “Second Amended and Restated Pooling and Servicing Agreement”), which amended and restated the Amended and Restated Pooling and Servicing Agreement in its entirety;

WHEREAS, all of the parties to the Second Amended and Restated Pooling and Servicing Agreement (or the respective successor entities thereto) were parties to a Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto, dated as of March 31, 2001, the Second Amendment thereto, dated as of March 1, 2002, the Third Amendment thereto, dated as of July 15, 2004, the Fourth Amendment thereto, dated as of October 15, 2004 and the Fifth Amendment thereto, dated as of February 1, 2006 (as amended, supplemented or otherwise modified, the “Third Amended and Restated Pooling and Servicing Agreement”), which amended and restated the Second Amended and Restated Pooling and Servicing Agreement in its entirety;

WHEREAS, all of the parties to the Third Amended and Restated Pooling and Servicing Agreement (or the respective successor entities thereto) are parties to a Fourth Amended and Restated Pooling and Servicing Agreement, dated as of March 14, 2006, as amended by Amendment No. 1 thereto, dated as of August 1, 2007  (as amended, supplemented or otherwise modified, the “Fourth Amended and Restated Pooling and Servicing Agreement”), which amended and restated the Third Amended and Restated Pooling and Servicing Agreement in its entirety;

        Fifth A&R CHAMT PSA

WHEREAS, subsection 13.1(b) of the Fourth Amended and Restated Pooling and Servicing Agreement provides that the Servicer, the Transferor and the Trustee, without the consent of any of the Certificateholders, may amend the Fourth Amended and Restated Pooling and Servicing Agreement from time to time so long as (i) the Trustee shall have received an Officer’s Certificate from the Servicer to the effect that such amendment will not materially and adversely affect the interests of any Certificateholder and will not significantly change the Permitted Activities of the Trust, (ii) the Servicer shall have provided a Tax Opinion with respect to such amendment and (iii) the Servicer shall have provided at least ten (10) Business Days’ prior written notice to each Rating Agency of such amendment and the Rating Agency Condition shall have been satisfied;

WHEREAS, (i) the Trustee has received an Officer’s Certificate from the Servicer to the effect that such amendment will not materially and adversely affect the interests of any Certificateholder and will not significantly change the Permitted Activities of the Trust; (ii) the Servicer has provided a Tax Opinion with respect to such amendment and (iii) the Rating Agency Condition has been satisfied; and

WHEREAS, the parties (or successor entities thereto) to the Fourth Amended and Restated Pooling and Servicing Agreement desire to amend and restate the Fourth Amended and Restated Pooling and Servicing Agreement to read in its entirety as set forth below.

NOW, THEREFORE, pursuant to subsection 13.1(b) of the Fourth Amended and Restated Pooling and Servicing Agreement, the parties hereto hereby agree that, effective on and as of the date hereof, the Fourth Amended and Restated Pooling and Servicing Agreement is hereby amended to read in its entirety as follows:

In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Certificateholders:

ARTICLE I

DEFINITIONS
Section 1.1  Definitions.  Whenever used in this Agreement, the following words and phrases shall have the following meanings:

“Account” shall mean each VISA® and MasterCard®1 credit card account established pursuant to a Credit Card Agreement between the Transferor and any Person identified by account number and by the Receivable balance as of the Cut-Off Date or  as of an Addition Date in a list (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the Transferor and the Trustee) delivered to the Trustee by the Transferor pursuant to Section 2.1 or 2.6.  The definition of Account shall include each

[1]	VISA® and MasterCard® are registered trademarks of VISA U.S.A., Inc., and of MasterCard International Inc., respectively.

Transferred Account.  The term “Account” shall be deemed to refer to an Additional Account only from and after the Addition Date with respect thereto, and the term “Account” shall be deemed to refer to any Removed Account only prior to the Removal Date with respect thereto.

“Account Information” shall have the meaning specified in subsection 2.2(b).

“Accumulation Period” shall mean, with respect to any Series, or any Class within a Series, a period following the Revolving Period during which Collections of Principal Receivables are accumulated in an account for the benefit of the Investor Certificateholders of a Series, or a Class within such Series, which shall be the controlled accumulation period, the rapid accumulation period or other accumulation period, in each case as defined with respect to such Series in the related Supplement.

“Addition Cut-Off Date” shall mean, with respect to any Additional Account, the date as of which such Additional Account shall have been selected by the Transferor for inclusion as an Account pursuant to Section 2.6.

“Addition Date” shall mean each date as of which Additional Accounts will be included as Accounts pursuant to Section 2.6.

“Additional Accounts” shall have the meaning specified in subsection 2.6(a).

“Affiliate” shall mean, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Addition Limit” shall mean the aggregate amount of Principal Receivables (exclusive of the aggregate amount of Principal Receivables in any Approved Accounts), which would either (x) with respect to any three-month period, equal 15% of the aggregate amount of Principal Receivables (inclusive of the aggregate amount of Principal Receivables in Approved Accounts added during such period) as of the first day of such three-month period or (y) with respect to any twelve-month period, equal 20% of the aggregate amount of Principal Receivables (inclusive of the aggregate amount of Principal Receivables in Approved Accounts added during such period) as of the first day of such twelve-month period.

“Aggregate Investor Default Amount” shall have, with respect to any Series of Certificates, the meaning stated in the related Supplement.

“Aggregate Investor Interest” shall mean, as of any date of determination, the sum of the Investor Interests of all Series of Certificates issued and outstanding on such date of determination.

“Aggregate Investor Percentage” with respect to Principal Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts, as the case may be, shall mean, as of any date of determination, the sum of such Investor Percentages of all Series of Certificates issued and outstanding on such date of determination; provided, however, that the Aggregate Investor Percentage shall not exceed 100%.

“Agreement” shall mean this Fifth Amended and Restated Pooling and Servicing Agreement and all amendments hereof and supplements hereto, including any Supplement.

 “Amendment Closing Date” shall mean December 19, 2007.

“Amortization Period” shall mean, with respect to any Series, or any Class within a Series, a period following the Revolving Period during which principal is distributed to Investor Certificateholders, which shall be the controlled amortization period, the principal amortization period, the rapid amortization period, or other amortization period, in each case as defined with respect to such Series in the related Supplement.

“Annual Membership Fee” shall have the meaning specified in the Credit Card Agreement applicable to each Account for annual membership fees or similar terms.

“Applicants” shall have the meaning specified in Section 6.7.

“Appointment Day” shall have the meaning specified in subsection 9.2(a).

“Approved Accounts” shall mean each Additional Account added to the Trust with respect to which the Rating Agency Condition has been satisfied.

“Assignment” shall have the meaning specified in subsection 2.6(c)(ii).

“Authorized Newspaper” shall mean a newspaper of general circulation in the Borough of Manhattan, The City of New York printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

“Average Principal Receivables” shall mean, for any period, an amount equal to (a) the sum of the aggregate amount of Principal Receivables at the end of each day during such period dividedby (b) the number of days in such period.

“Bank Portfolio” shall mean the VISA® and MasterCard® accounts owned by the Transferor.

“Bankruptcy Code” shall mean the United States federal Bankruptcy Code, Title 11 of the United States Code, as amended.

“Base Rate” shall have the meaning, with respect to any Series, specified in the related Supplement.

“Bearer Certificateholder” shall have the meaning specified in Section 6.1.

“Bearer Certificates” shall have the meaning specified in Section 6.1.

“Bearer Rules” shall mean the provisions of the Internal Revenue Code, in effect from time to time, governing the treatment of bearer obligations, including sections 163(f), 871, 881, 1441, 1442 and 4701, and any regulations thereunder including, to the extent applicable to any Series, Proposed or Temporary Regulations.

“BIF” shall mean the Bank Insurance Fund administered by the FDIC.

“Book-Entry Certificates” shall mean certificates evidencing a beneficial interest in the Investor Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 6.10; provided, however that after the occurrence of a condition whereupon book-entry registration and transfer are no longer authorized and Definitive Certificates are to be issued to the Certificate Owners, such certificates shall no longer be “Book-Entry Certificates.”

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York (or, with respect to any Series, any additional city specified in the related Supplement) are authorized or obligated by law or executive order to be closed.

“Cash Advance Fees” shall have the meaning specified in the Credit Card Agreement applicable to each Account for cash advance fees or similar terms.

“Certificate” shall mean any one of the Investor Certificates of any Series or the Transferor Certificate.

“Certificateholder” or “Holder” shall mean the Person in whose name a Certificate is registered in the Certificate Register; if applicable, the holder of any Bearer Certificate or Coupon, as the case may be or such other person deemed to be a “Certificateholder” or “Holder” in any Series Supplement; and, if used with respect to the Transferor Interest, a Person in whose name the Transferor Certificate is registered in the Certificate Register or a Person in whose name ownership of the uncertificated interest in the Transferor Interest is recorded in the books and records of the Trustee.

“Certificate Interest” shall mean interest payable in respect of the Investor Certificates of any Series pursuant to Article IV of the Supplement for such Series.

“Certificate Owner” shall mean, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as may be reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Certificate Principal” shall mean principal payable in respect of the Investor Certificates of any Series pursuant to Article IV of this Agreement.

“Certificate Rate” shall mean, with respect to any Series of Certificates (or, for any Series with more than one Class, for each Class of such Series), the percentage (or formula on the basis of which such rate shall be determined) stated in the related Supplement.

“Certificate Register” shall mean the register maintained pursuant to Section 6.3, providing for the registration of the Certificates and transfers and exchanges thereof.

“Chase Portfolio Account” shall mean a VISA® or MasterCard® account owned by Chase USA.

“Chase USA” shall mean Chase Bank USA, National Association, a national banking association organized and existing under the laws of the United States of America and having its headquarters in the City of Newark, State of Delaware.

“Class” shall mean, with respect to any Series, any one of the classes of Certificates of that Series as specified in the related Supplement.

“Clearing Agency” shall mean an organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

“Clearing Agency Participant” shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency or Foreign Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency or Foreign Clearing Agency.

“Clearstream” shall mean Clearstream Banking, société anonyme.

“Closing Date” shall mean, with respect to any Series, the date of issuance of such Series of Certificates, as specified in the related Supplement.

“Code” or “Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended.

“Collateral Interest” shall have the meaning, with respect to any Series, specified in the related Supplement.

“Collection Account” shall have the meaning specified in subsection 4.2(a).

“Collections” shall mean all payments (including Insurance Proceeds) received by the Servicer in respect of the Receivables, in the form of cash, checks, wire transfers, ATM transfers or other form of payment in accordance with the Credit Card Agreement in effect from time to time.  A Collection processed on an Account in excess of the aggregate amount of Receivables in such Account as of the Date of Processing of such Collection shall be deemed to be a payment in respect of Principal Receivables to the extent of such excess.  Collections with respect to any Monthly Period shall include the amount of Interchange (if any) and the amount of Recoveries (if any) allocable to the Trust with respect to such Monthly Period, to be applied as if such amounts were Collections of Finance Charge Receivables for all purposes.

“Commission” shall mean the Securities and Exchange Commission, as from time to time constituted and created under the Exchange Act, or, if at any time after the execution of this Agreement such Commission is not existing, then the body performing the duties of, and that is replacing the Commission at such date.

“Companion Series” shall mean (i) each Series which has been paired with another series (which Series may be prefunded in whole or in part), such that the reduction of the Investor Interest of such Series results in the increase of the Investor Interest of such other Series, as described in the related Supplements, and (ii) such other Series, as described in the related Supplements.

“Controlled Distribution Amount,” with respect to any Series, shall have the meaning specified in the related Supplement.

“Corporate Trust Office” shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 101 Barclay Street, New York, New York 10286.

“Coupon” shall have the meaning specified in Section 6.1.

“Credit Adjustment” shall have the meaning specified in subsection 4.3(c).

“Credit Card Agreement” shall mean the agreement and Federal Truth in Lending Statement for VISA® and MasterCard® credit card accounts between any Obligor and the Transferor, as such agreement may be amended, modified or otherwise changed from time to time.

“Credit Card Guidelines” shall mean the Transferor’s policies and procedures relating to the operation of its credit card business, including, without limitation, the policies and procedures for determining the creditworthiness of credit card customers, the extension of credit to credit card customers, and relating to the maintenance of credit card accounts and collection of credit card receivables, as such policies and procedures may be amended from time to time.

“Credit Enhancement” shall mean, with respect to any Series, the subordination, the cash collateral guaranty or account, collateral interest, letter of credit, surety bond, insurance policy, spread account, reserve account, cross-support feature or any other contract or agreement for the benefit of the Certificateholders of such Series (or Certificateholders of a Class within such Series) as designated in the applicable Supplement.

“Credit Enhancement Provider” shall mean, with respect to any Series, the Person, if any, designated as such in the related Supplement.

“Cut-Off Date” shall mean September 26, 1995.

“Date of Processing” shall mean, with respect to any transaction, the date on which such transaction is first recorded on the Servicer’s computer master file of VISA® and MasterCard® accounts (without regard to the effective date of such recordation).

“Default Amount” shall mean, with respect to any Defaulted Account, the amount of Principal Receivables (other than Ineligible Receivables) in such Defaulted Account on the day such Account became a Defaulted Account.

“Defaulted Account” shall mean each Account with respect to which, in accordance with the Credit Card Guidelines or the Servicer’s customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables, the Servicer has charged off the Receivables in such Account as uncollectible.  An Account shall become a Defaulted Account on the day on which such Receivables are recorded as charged off as uncollectible on the Servicer’s computer master file of VISA® and MasterCard® accounts.  Notwithstanding any other provision hereof, any Receivables in a Defaulted Account that are Ineligible Receivables shall be treated as Ineligible Receivables rather than Receivables in Defaulted Accounts.

“Definitive Certificate” shall have the meaning specified in Section 6.10.

“Delaware Act” shall mean the Asset Backed Securities Facilitation Act located in Title 6, Chapter 27A of the Delaware Code.

“Depository” shall have the meaning specified in Section 6.10.

“Depository Agreement” shall mean, with respect to a Series having Book-Entry Certificates, the agreement among the Transferor, the Trustee and the Clearing Agency, or as otherwise provided in the related Supplement.

“Determination Date” shall mean, unless otherwise specified in the related Series Supplement, the tenth calendar day of each month, or if such day is not a Business Day, the next preceding Business Day.

“Distribution Account” shall have the meaning specified in subsection 4.2(c).

“Distribution Date” shall mean, with respect to each Series, the dates specified in the related Supplement.

“Dollars”, “$” or “U.S. $” shall mean United States dollars.

“Eligible Account” shall mean, as of the Cut-Off Date (or, with respect to Additional Accounts as of the relevant Addition Cut-Off Date), each Account owned by the Transferor:

(a)           which is in existence and maintained with the Transferor;

(b)           which is payable in Dollars;

(c)           the Obligor on which has provided, as its most recent billing address, an address which is located in the United States or its territories or possessions;

(d)           which the Transferor has not classified on its electronic records as counterfeit, deleted, fraudulent, stolen or lost;

(e)           which the Transferor has not charged off in its customary and usual manner for charging off such Accounts as of the Cut-Off Date (or, with respect to Additional Accounts, as of the relevant Addition Cut-Off Date); and

(f)           the Obligor of which has not been identified by the Transferor on its electronic records as being involved in a voluntary or involuntary bankruptcy proceeding.

“Eligible Deposit Account” shall mean either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic credit rating categories which signifies investment grade.

“Eligible Institution” shall mean (a), the Servicer, (b) a depository institution (which may be the Trustee or an Affiliate) organized under the laws of the United States or any one of the states thereof which at all times (i) has either (x) a long-term unsecured debt rating of “A2” or better by Moody’s or (y) a certificate of deposit rating of “P-1” by Moody’s, (ii) has either (x) a long-term unsecured debt rating of “AAA” by Standard & Poor’s or (y) a certificate of deposit rating of “A-l+” by Standard & Poor’s and (iii) is a member of the FDIC or (c) any other institution that is acceptable to the Rating Agencies.

“Eligible Receivable” shall mean each Receivable:

(a)           which has arisen under an Eligible Account (in the case of Accounts conveyed to the Trust on the Initial Closing Date as of the Cut-Off Date and in the case of Additional Accounts conveyed to the Trust on the relevant Addition Date as of the Addition Cut-Off Date);

(b)           which was created in compliance, in all material respects, with all Requirements of Law applicable to the Transferor and pursuant to a Credit Card Agreement which complies, in all material respects, with all Requirements of Law applicable to the Transferor;

(c)           with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Transferor in connection with the creation of such Receivable or the execution, delivery and performance by the Transferor of the Credit Card Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect as of such date of creation;

(d)           as to which, as of the Closing Date, or in the case of Receivables in Additional Accounts as of the relevant Addition Date, the Transferor or the Trust had good title thereto, free and clear of all Liens arising under or through the Transferor or any of its Affiliates (other than Liens permitted pursuant to subsection 2.5(b));

(e)           which is the legal, valid and binding payment obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws, now or hereafter in effect, relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a suit in equity or at law) and an implied covenant of good faith and fair dealing; and

(f)           which constitutes an “account” or “general intangible” under and as defined in Article 9 of the UCC.

“Enhancement Invested Amount” shall have the meaning, with respect to any Series, specified in the related Supplement.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Euroclear Operator” shall mean Morgan Guaranty Trust Company of New York, Brussels, Belgium office, as operator of the Euroclear System.

“Excess Funding Account” shall have the meaning specified in subsection 4.2(d).

“Excess Funding Amount” shall mean, as of any date of determination, the principal amount on deposit in the Excess Funding Account.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Extended Trust Termination Date” shall have the meaning specified in subsection 12.1(a).

“FDIC” shall mean the Federal Deposit Insurance Corporation.

“Finance Charge Account” shall have the meaning specified in subsection 4.2(b).

“Finance Charge Receivables” shall mean Receivables created in respect of the Periodic Finance Charges, Cash Advance Fees and Late Fees and similar fees and charges, Annual Membership Fees and Special Fees to the extent such Special Fees are categorized as Finance Charge Receivables.  Finance Charge Receivables with respect to any Monthly Period shall include the amount of Interchange (if any), Recoveries (if any), Insurance Proceeds and investment earnings from any of the Trust Accounts, and other amounts allocable to any Series of Certificates pursuant to any Supplement with respect to such Monthly Period that are to be treated as Finance Charge Receivables but shall exclude charges for credit insurance.

“Foreign Clearing Agency” shall mean Clearstream and the Euroclear Operator.

“Funding Period” shall have the meaning specified in Section 4.4.

“Global Certificate” shall have the meaning specified in Section 6.13.

“Governmental Authority” shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Group” shall mean, with respect to any Series, the group of Series in which the related Supplement specifies that such Series shall be included.

“Holder of the Transferor Certificate” or “holder of the Transferor Certificate” shall mean the Holder of the Transferor Certificate or the Holder of any uncertificated interest in the Transferor Interest.

“Ineligible Receivable” shall have the meaning specified in subsection 2.4(d)(iii).

“Initial Closing Date” shall mean October 19, 1995.

“Initial Investor Interest” shall mean, with respect to any Series of Certificates, the amount stated in the related Supplement.

“Insolvency Event” shall have the meaning specified in subsection 9.2(a).

“Insurance Proceeds” shall mean any amounts recovered by the Servicer pursuant to any credit insurance policies covering any Obligor with respect to Receivables under such Obligor’s Account.

“Interchange” shall mean, (1) with respect to any Monthly Period prior to the September 1996 Monthly Period, the product of (x) the amounts recorded by the Transferor as interchange with respect to the Bank Portfolio for such Monthly Period and (y) the Trust Percentage; and (2) with respect to each Monthly Period commencing with the September 1996 Monthly Period, the product of (x) the amounts recorded by the Transferor as interchange with respect to the Bank Portfolio for such Monthly Period and (y) a fraction, the numerator of which is the total amount of purchases of merchandise and services relating to the Accounts made during such Monthly Period and the denominator of which is the total amount of purchases of merchandise and services relating to the Bank Portfolio with respect to such Monthly Period.

“Invested Amount” shall have, with respect to each Series, the meaning specified in the related Supplement.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended from time to time.

“Investor Account” shall mean each of the Finance Charge Account, the Principal Account, the Excess Funding Account and the Distribution Account.

“Investor Certificate” shall mean any one of the certificates (including, without limitation, the Bearer Certificates, the Registered Certificates or the Global Certificates) issued by the Trust, executed by the Transferor and authenticated by the Trustee substantially in the form (or forms in the case of a Series with multiple Classes) of the investor certificate attached to the related Supplement.

“Investor Certificateholder” shall mean each holder of record of an Investor Certificate.

“Investor Charge-Off” shall have, with respect to each Series, the meaning specified in the applicable Supplement.

“Investor Default Amount” shall have, with respect to any Series of Certificates, the meaning stated in the related Supplement.

“Investor Interest” shall have, with respect to any Series of Certificates, the meaning stated in the related Supplement.

“Investor Percentage” shall have, with respect to Principal Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts, and any Series of Certificates, the meaning stated in the related Supplement.

“Investor Servicing Fee” shall have, with respect to each Series, the meaning specified in Section 3.2.

“Issuing Entity” shall mean, the Chase Issuance Trust, a Delaware statutory trust.

“JPMorgan Chase Bank” shall mean JPMorgan Chase Bank, National Association, a national banking association organized and existing under the laws of the United States.

“Late Fees” shall have the meaning specified in the Credit Card Agreement applicable to each Account for late fees or similar terms.

“Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 7.2 shall not be deemed to constitute a Lien.

“Minimum Aggregate Principal Receivables” shall mean, as of any date of determination, the sum of the numerators used on such date to calculate the Investor Percentage with respect to Principal Receivables for all Series outstanding on such date, less the amount on deposit in the Excess Funding Account as of such date of determination.

“Minimum Transferor Interest” shall mean, with respect to any Monthly Period, an amount equal to the product of the Minimum Transferor Interest Percentage and the sum of (i) the Average Principal Receivables for such Monthly Period, (ii) the Excess Funding Amount and (iii) any amounts on deposit in any Principal Funding Account and any other Series Account (if so specified in the applicable Supplement).

“Minimum Transferor Interest Percentage” shall mean the highest percentage specified as the “Minimum Transferor Interest Percentage” in any Supplement; provided,

 however, that the Transferor may reduce the Minimum Transferor Interest Percentage upon (w) 30 days’ prior notice to the Trustee, each Rating Agency and any Credit Enhancement Provider entitled to receive such notice pursuant to the relevant Supplement, (x) written confirmation from each Rating Agency that such action will satisfy the Rating Agency Condition, (y) delivery to the Trustee and each such Credit Enhancement Provider of an Officer’s Certificate stating that the Transferor reasonably believes that such reduction will not, based on the facts known to such officer at the time of such certification, then or thereafter cause a Pay Out Event to occur with respect to any Series and (z) delivery to the Trustee of a Tax Opinion; providedfurther that the Minimum Transferor Interest Percentage shall not at any time be less than 2%.

“Monthly Period” shall mean, unless otherwise defined in any Supplement, the period from and including the first day of a calendar month to and including the last day of a calendar month.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Most Recent Quarterly Filing Date” shall mean each date on which a revised base prospectus is filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations under the Securities Act which shall be (a) February 1, May 1, August 1 and November 1 or, if any such date is not a Business Day, the next succeeding Business Day, unless five Business Days prior to such date the Transferor shall have notified the Trustee that such date shall not be a “Most Recent Quarterly Filing Date” and (b) any other Business Day designated by the Transferor upon at least five Business Days’ prior notice to the Trustee.

“New Issuance” shall have the meaning specified in subsection 6.9(b).

“New Issuance Date” shall have the meaning specified in subsection 6.9(b).

“New Issuance Notice” shall have the meaning specified in subsection 6.9(b).

“Notice Date” shall have the meaning specified in subsection 2.6(c)(i).

“Obligor” shall mean, with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof.

“Officer’s Certificate” shall mean a certificate signed by any Vice President or more senior officer of the Transferor or Servicer and delivered to the Trustee.

“Opinion of Counsel” shall mean a written opinion of counsel, who may be counsel for or an employee of the Person providing the opinion, and who shall be reasonably acceptable to the Trustee.

“Original Pooling and Servicing Agreement” shall have the meaning specified in the recitals herein.

“Participation” shall have the meaning specified in subsection 2.6(a)(ii).

“Paying Agent” shall mean any paying agent appointed pursuant to Section 6.6 and shall initially be the Trustee.

“Pay Out Commencement Date” shall mean, (a) with respect to each Series, the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 or (b) with respect to any Series, a Series Pay Out Event is deemed to occur pursuant to the Supplement for such Series.

“Pay Out Event” shall mean, with respect to each Series, a Trust Pay Out Event or a Series Pay Out Event.

“Periodic Finance Charges” shall have the meaning specified in the Credit Card Agreement applicable to each Account for finance charges (due to periodic rate) or any similar term.

“Permitted Activities” shall mean the primary activities of the Trust, which shall be:

(a)           holding Receivables transferred from the Transferor and other assets of the Trust, including any Credit Enhancement with respect to any Series and passive derivative financial instruments that pertain to beneficial interests issued or sold to parties other than the Transferor, its Affiliates or its agents;

(b)           issuing Certificates and other interests in the Trust assets;

(c)           receiving Collections and making payments on such Certificates and interests in accordance with the terms of this Agreement and any Series Supplement; and

(d)           engaging in other activities that are necessary or incidental to accomplish these limited purposes, which activities cannot be contrary to the status of the Trust as a qualified special purpose entity under existing accounting literature.

“Permitted Investments” shall mean, unless otherwise provided in the Supplement with respect to any Series:

(a)           book-entry securities or negotiable instruments or securities represented by instruments in bearer or registered form which evidence (i) obligations of or fully guaranteed by the United States of America; (ii) demand deposits, time deposits or certificates of deposit of any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks) which mature no later than 90 days after the date of investment, and subject to supervision and examination by federal or state banking or depositary institution authorities; provided, however, that at the time of the Trust’s investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits of such depositary institution or trust company shall have a credit rating from Moody’s and Standard & Poor’s of “P-1” and “A-1+”, respectively; (iii) commercial paper, other than commercial paper issued by the Transferor or any of its Affiliates, having, at the time of the Trust’s investment or contractual commitment to invest therein, a rating from Moody’s and Standard & Poor’s of “P-1” and “A-l+”, respectively; and (iv) bankers’ acceptances issued by any depository institution or trust company described in clause (a)(ii) above other than JPMorgan Chase Bank;

(b)           demand deposits in the name of the Trust or the Trustee in any depositary institution or trust company referred to in clause (a)(ii) above;

(c)           repurchase agreements transacted with either:

(i)           an entity subject to the Bankruptcy Code, provided that (A) the repurchase agreement matures prior to the next Distribution Date or is due on demand, (B) the Trustee or a third party acting solely as agent for the Trustee has possession of the collateral, (C) the Trustee on behalf of the Trust has a security interest in the collateral, (D) the market value of the collateral is maintained at the requisite collateral percentage of the obligation in accordance with the standards of the Rating Agencies, (E) the failure to maintain the requisite collateral level will obligate the Trustee to liquidate the collateral immediately, (F) the securities subject to the repurchase agreement are either obligations of, or fully guaranteed as to principal and interest by, the United States of America or any instrumentality or agency thereof, certificates of deposit or bankers acceptances and (G) the securities subject to the repurchase agreement are free and clear of any third party lien or claim; or

(ii)           a financial institution insured by the FDIC, or any broker-dealer with “retail customers” that is under the jurisdiction of the Securities Investors Protection Corp. (“SIPC”), provided that (A) the market value of the collateral is maintained at the requisite collateral percentage of the obligation in accordance with the standards of the Rating Agencies, (B) the Trustee or a third party (with a short-term debt rating of P-1 or higher by Moody’s) acting solely as agent for the Trustee has possession of the collateral, (C) the Trustee on behalf of the Trust has a security interest in the collateral, (D) the collateral is free and clear of third party liens and, in the case of an SIPC broker, was not acquired pursuant to a repurchase or reverse repurchase agreement and (E) the failure to maintain the requisite collateral percentage will obligate the Trustee to liquidate the collateral; provided, however, that at the time of the Trust’s investment or contractual commitment to invest in any repurchase agreement, the short-term deposits or commercial paper rating of such entity or institution in subsections (i) and (ii) shall have a credit rating of “P-1” from Moody’s and “A-1+” from Standard & Poor’s; and

(d)           such other investments, other than investments in the Transferor or any of its Affiliates, where the short-term unsecured debt or deposits of the obligor on such investments are rated “A-1+” by Standard and Poor’s and “P-1” by Moody’s.

“Person” shall mean any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

“Pool Factor” shall mean, except with respect to any Series issued in more than one Class, a number carried out to seven decimals representing the ratio of the applicable Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the following Distribution Date) to the applicable Initial

Investor Interest, and with respect to a Series having more than one Class, as specified in the Supplement relating to such Series.

“Portfolio Yield” shall have the meaning, with respect to any Series, specified in the related Supplement.

“Pre-Funding Account” shall have the meaning specified in Section 4.4.

“Principal Account” shall have the meaning specified in subsection 4.2(b).

“Principal Receivable” shall mean each Receivable other than (i) Finance Charge Receivables, and (ii) Receivables in Defaulted Accounts.  A Receivable shall be deemed to have been created at the end of the day on the Date of Processing of such Receivable.  In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts on such day.  Any Receivables which the Transferor is unable to transfer as provided in subsection 2.5(e) shall not be included in calculating the aggregate amount of Principal Receivables.

“Principal Sharing Series” shall mean a Series that, pursuant to the related Supplement, is entitled to Shared Principal Collections.

“Principal Shortfalls” shall mean, with respect to a Transfer Date, the aggregate amount for all outstanding Series that the related Supplements specify are “Principal Shortfalls” for such Transfer Date.

“Principal Terms” shall have the meaning, with respect to any Series issued pursuant to a New Issuance, specified in subsection 6.9(c).

“Rating Agency” shall mean, with respect to each Series, the rating agency or agencies, if any, specified in the related Supplement.

“Rating Agency Condition” shall mean, at any time with respect to a Series, the written confirmation of the Rating Agency that a specified event or modification of the terms of such Series will not result in the withdrawal or downgrade of the rating of the Certificates of any Series then in effect.

“Reassignment” shall have the meaning specified in subsection 2.7(b)(ii).

“Reassignment Date” shall have the meaning specified in subsection 2.4(e).

“Receivable” shall mean any amount owing by any Obligor including, without limitation, amounts owing for the payment of goods and services, cash advances, access checks, Annual Membership Fees, Cash Advance Fees, Periodic Finance Charges, Late Fees and Special Fees, if any but excluding credit insurance premiums.

“Record Date” shall mean, with respect to any Distribution Date, the last Business Day of the preceding Monthly Period.

“Recoveries” shall mean (i) with respect to any Monthly Period or any shorter period commencing on or after the Restated Recovery Determination Date, the product of (a) all amounts recorded as recoveries on the Bank Portfolio by the Servicer during such Monthly Period or such shorter period, as the case may be, and (b) a fraction, the numerator of which shall be the Default Amount for such Monthly Period or shorter period, as applicable, and the denominator of which shall be the aggregate amount of Principal Receivables in the Bank Portfolio which were charged off by the Servicer as uncollectible for such Monthly Period or shorter period, as applicable, and (ii) with respect to any Monthly Period or any shorter period ending prior to the Restated Recovery Determination Date, the product of (a) all amounts recorded as recoveries on the Bank Portfolio by the Servicer during such Monthly Period or such shorter period, as the case may be, and (b) the Trust Percentage for such Monthly Period or such shorter period, as applicable.

“Registered Certificates” shall have the meaning specified in Section 6.1.

“Regulation AB” shall mean Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, and all related rules and regulations of the Commission, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Removal Cut-Off Date” shall mean, with respect to any Removed Account, the date as of which the Receivables in such Removed Account shall have been selected by the Transferor for removal from the Trust pursuant to Section 2.7; provided, however, that in no event shall a Removal Cut-Off Date be greater than ten months prior to the related Removal Date.

“Removal Date” shall mean the date on which Receivables in certain designated Removed Accounts will be reassigned by the Trustee to the Transferor.

“Removal Notice Date” shall mean the day no later than the fifth Business Day prior to a Removal Date.

“Removed Accounts” shall have the meaning specified in subsection 2.7(a).

“Requirements of Law” for any Person shall mean the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including, without limitation, usury laws, the federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

“Responsible Officer” shall mean any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such Person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

“Restated Recovery Determination Date” shall mean April 1, 1998.

“Revolving Period” shall have, with respect to each Series, the meaning specified in the related Supplement.

“SAIF” shall mean the Savings Association Insurance Fund administered by the FDIC.

“Sarbanes Certification” shall mean the certification specified in paragraph (2) of Exchange Act Rules 13a-14 and 15d-14 as set forth in Item 601(31)(ii) of Regulation S-K as such may be amended from time to time or any successor or replacement specified by the Commission or its staff from time to time.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Securitization Transaction” shall mean any New Issuance or new notes issued by the Issuing Entity, whether publicly offered or privately placed, rated or unrated.

“Series” shall mean any Series of Investor Certificates, which may include within any such Series a Class or Classes of Investor Certificates subordinate to another such Class or Classes of Investor Certificates.

“Series Account” shall mean any account or accounts established pursuant to a Supplement for the benefit of such Series.

“Series Pay Out Event” shall have, with respect to any Series, the meaning specified pursuant to the Supplement for the related Series.

“Series Servicing Fee Percentage” shall mean, with respect to any Series, the amount specified in the related Supplement.

“Series Termination Date” shall mean, with respect to any Series of Certificates, the date stated in the related Supplement.

“Servicer” shall mean initially Chase USA, and its permitted successors and assigns and thereafter any Person appointed as successor as herein provided to service the Receivables.

“Servicer Default” shall have the meaning specified in Section 10.1.

“Servicer Rating Event” shall mean the Servicer’s failure to maintain a short-term credit rating of at least “A-1” by Standard and Poor’s and “P-1” by Moody’s and, if rated by Fitch, at least “F1” by Fitch; provided, however, that the Transferor may allow the Servicer to maintain a short-term credit rating below “A-1” or “P-1” or, to the extent rated by Fitch, “F1,” as the case may be, provided that such action will satisfy the Rating Agency Condition.

“Servicing Criteria” shall mean the “servicing criteria” set forth in Item 1122(d) of Regulation AB.

“Servicing Fee” shall have the meaning specified in Section 3.2.

“Servicing Officer” shall mean any officer of the Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

“Servicing Participant” shall mean the Servicer, any Subservicer or any Person that participates in any of the servicing functions specified in Item 1122(d) of Regulation AB with respect to Accounts; provided, however, that “Servicing Participant” shall not include the Trustee, whose obligations in relation to Item 1122(d) of Regulation AB are set forth in Article XIV, but are not contained in Sections 14.9 or 14.10 hereof.

“Servicing Party” shall have the meaning specified in subsection 14.8(a).

“SFAS 140” shall mean Statement of Financial Accounting Standard No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.

“Shared Excess Finance Charge Collections” shall mean, with respect to any Transfer Date, the aggregate amount for all outstanding Series that the related supplements specify are to be treated as “Shared Excess Finance Charge Collections” for such Transfer Date.

“Shared Principal Collections” shall mean, with respect to any Transfer Date, the aggregate amount for all outstanding Series that the related Supplements specify are to be treated as “Shared Principal Collections” for such Transfer Date.

“Special Fees” shall mean any fees which are not now but from time to time may be assessed on the Accounts.  On or after the date on which any of such Special Fees begin to be assessed on the Accounts, the Transferor may designate in an Officer’s Certificate whether such Special Fees shall be treated as Principal Receivables or Finance Charge Receivables.

“Standard & Poor’s” shall mean Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc.

“Static Pool Information” shall mean static pool information as described in Items 1105(b) and 1105(c) of Regulation AB.

“Subservicer” shall mean any Person that services the Receivables on behalf of the Servicer or any other Subservicer and is responsible for the performance (whether directly or through Subservicers or Servicing Participants) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Supplement that are identified in Item 1122(d) of Regulation AB.  For the avoidance of doubt, “Subservicer” shall not include the Trustee.

“Successor Servicer” shall have the meaning specified in subsection 10.2(a).

“Supplement” or “Series Supplement” shall mean, with respect to any Series, a supplement to this Agreement complying with the terms of Section 6.9 of this Agreement, executed in conjunction with any issuance of any Series of Certificates (or, in the case of the issuance of Certificates on the Initial Closing Date, the supplement executed in connection with the issuance of such Certificates).

“Tax Opinion” shall mean with respect to any action, an Opinion of Counsel delivered to the Trust and the Trustee to the effect that, for U.S. federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class that were characterized as debt at the time of their issuance, (b) following such action the Trust will not be deemed to be an association (or a “publicly traded partnership” within the meaning of Section 7704(b) of the Code) taxable as a corporation and (c) such action will not cause or constitute a taxable event in which gain or loss would be recognized by any Investor Certificateholder or the Trust.

“Termination Notice” shall have, with respect to any Series, the meaning specified in subsection 10.1(d).

“Transfer Agent and Registrar” shall have the meaning specified in Section 6.3 and shall initially be the Corporate Trust Office.

“Transfer Date” shall mean, unless otherwise specified in the related Supplement, with respect to any Series, the Business Day immediately prior to each Distribution Date.

“Transferor” shall mean (i) with respect to the time period prior to June 1, 1996, JPMorgan Chase Bank and (ii) with respect to the time period beginning on June 1, 1996, Chase USA and its successors in interest and permitted assigns.

“Transferor Certificate” shall mean, if the Transferor elects to evidence its interest in the Transferor Interest in certificated form pursuant to Section 6.1, a certificate executed and delivered by the Transferor and authenticated by the Trustee substantially in the form of Exhibit A; provided, that at any time there shall be only one Transferor Certificate; providedfurther, that in any Supplement, “Transferor Certificate” shall mean either a certificate executed and delivered by the Transferor and authenticated by the Trustee substantially in the form of Exhibit A or the uncertificated interest in the Transferor Interest.

“Transferor Interest” shall mean, on any date of determination, the aggregate amount of Principal Receivables and the principal amounts on deposit in the Excess Funding Account, any Principal Funding Account and any other Series Account (if so provided in the applicable Supplement) at the end of the day immediately prior to such date of determination, minus the Aggregate Investor Interest at the end of such day, minus the aggregate Enhancement Invested Amounts (if such amounts are not included in the Investor Interest in the applicable Supplement), if any, for each Series outstanding at the end of such day.

“Transferor Percentage” shall mean, on any date of determination, when used with respect to Principal Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts, a percentage equal to 100% minus the Aggregate Investor Percentage with respect to such categories of Receivables.

“Transferor Servicing Fee” shall have the meaning specified in Section 3.2.

“Transferred Account” shall mean (a) an Account with respect to which a new credit account number has been issued by the Servicer or the Transferor under circumstances resulting from a lost or stolen credit card or from the transfer from one affinity group to another affinity group and not requiring standard application and credit evaluation procedures under the Credit Card Guidelines or (b) an Eligible Account resulting from the conversion of an Account that was a standard account to a premium account or from a premium account to a standard account, and which in either case can be traced or identified by reference to or by way of the list (in the form of a computer file, microfiche list, CD-ROM or in such other form as is agreed upon between the Transferor and the Trustee) delivered to the Trustee pursuant to Section 2.1 or 2.6 as an account into which an Account has been transferred.

“Trust” shall mean the trust created by this Agreement, the corpus of which shall consist of the Receivables now existing or hereafter created and arising in connection with the Accounts, all monies due or to become due with respect to the Receivables, all proceeds (as defined in Section 9-315 of the UCC) of the Receivables and Insurance Proceeds relating to the Receivables, the right to receive certain amounts paid or payable as Interchange and Recoveries, such funds as from time to time are deposited in the Collection Account, the Finance Charge Account, the Principal Account, the Distribution Account, the Excess Funding Account and any Series Account and the rights to any Credit Enhancement with respect to any Series.  The name of such Trust shall be “The Chase Credit Card Master Trust” or any other name at the option of the Transferor; provided, however, that at least 5 Business Days prior to any change in the name of the Trust, the Transferor shall give written notice of such change to the Servicer, the Trustee, each Rating Agency, any Credit Enhancement Provider and all Certificateholders.

“Trust Accounts” shall mean the Collection Account, the Principal Account, the Finance Charge Account, the Distribution Account and the Excess Funding Account.

“Trust Assets” shall have the meaning specified in Section 2.1.

“Trust Extension” shall have the meaning specified in subsection 12.1(a).

“Trust Pay Out Event” shall have, with respect to each Series, the meaning specified in Section 9.1.

“Trust Percentage” shall mean, with respect to any Monthly Period, a fraction expressed as a percentage, the numerator of which is the aggregate principal amount of Principal Receivables as of the close of business on the last day of the prior Monthly Period and the denominator of which is the aggregate principal balance of the Bank Portfolio as of the close of business on the last day of the prior Monthly Period.

“Trust Termination Date” shall mean (i) if a Trust Extension shall not have occurred, the earliest to occur of (a) the first Business Day after the Distribution Date following the date on which funds shall have been deposited in the Distribution Account or the applicable Series Account for the payment of Investor Certificateholders of each Series then issued and outstanding sufficient to pay in full such Certificates, (b) the date specified in subsection 9.2(b) and (c) August 31, 2016, and (ii) if a Trust Extension shall have occurred, the Extended Trust Termination Date.

“Trustee” shall mean The Bank of New York, a New York banking corporation, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee appointed as herein provided.

“UCC” shall mean the Uniform Commercial Code, as amended from time to time, as in effect in the State of Delaware, as applicable.

“Undivided Interest” shall mean the undivided interest in the Trust evidenced by an Investor Certificate.

Section 1.2  Other Definitional Provisions.

(a)  All terms defined in any Supplement or this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)  As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.1, and accounting terms partially defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting procedures applicable to the Transferor, as applicable.  To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles or such regulatory accounting procedures, the definitions contained herein shall control.

(c)  The agreements, representations and warranties of Chase USA in this Agreement and in any Supplement in its capacities as Transferor and Servicer shall be deemed to be the agreements, representations and warranties of Chase USA solely in such capacities for the time periods and for so long as Chase USA acts in such capacities under this Agreement.

(d)  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to any Supplement or this Agreement as a whole and not to any particular provision of this Agreement or any Supplement; and Section, subsection, Schedule and Exhibit references contained in this Agreement or any Supplement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement or any Supplement unless otherwise specified; the term “including” means “including without limitation”; references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; references to any Person include that Person’s successors and assigns; and references to any agreement refer to such agreement, as amended, supplemented or otherwise modified from time to time.  The Monthly Servicer Report, the form of which is attached as Exhibit C, shall be in substantially the form of Exhibit C, with such changes as the Servicer may determine to be necessary or desirable; provided, however, that no such change shall serve to exclude information required by the Agreement or any Supplement.  The Servicer shall, upon making such determination, deliver to the Trustee and each Rating Agency an Officer’s Certificate to which shall be annexed the form of the related Exhibit, as so changed.  Upon the delivery of such Officer’s Certificate to the Trustee, the  related Exhibit, as so changed, shall for all purposes of this Agreement constitute such Exhibit.  The Trustee may conclusively rely upon such Officer’s Certificate in determining whether the related Exhibit, as changed, conforms to the requirements of this Agreement.

[End of Article I]

ARTICLE II

CONVEYANCE OF RECEIVABLES;
ISSUANCE OF CERTIFICATES

Section 2.1  Conveyance of Receivables.  By execution of the Original Pooling and Servicing Agreement, the Transferor transferred, assigned, set over, and otherwise conveyed to the Trust for the benefit of the Certificateholders, without recourse, all of its right, title and interest in and to (i) the Receivables existing as of the Cut-Off Date and thereafter created and arising in connection with the Accounts (other than Additional Accounts), (ii) all monies due or to become due with respect to such Receivables, (iii) all proceeds of such Receivables, (iv) Insurance Proceeds relating to such Receivables, (v) Recoveries, (vi) Interchange and (vii) each of the Trust Accounts.  The property described in the preceding sentence and all Receivables arising in each Additional Account designated on and after each applicable Addition Date, together with all monies and the other property credited to the Collection Account, the Principal Account, the Finance Charge Account and the Distribution Account or any other Series Account shall constitute the assets of the Trust (collectively, the “Trust Assets”).  Notwithstanding anything in this Agreement to the contrary, the parties hereto agree to treat the transfer, assignment, set over, and conveyance to the Trust of all of the Transferor’s right, title and interest in and to (I) the Receivables existing as of the Cut-Off Date and thereafter created and arising in connection with the Accounts (other than Additional Accounts), (II) all monies due or to become due with respect to such Receivables, (III) all proceeds of such Receivables, (IV) Insurance Proceeds relating to such Receivables, (V) Recoveries and (VI) Interchange as a sale, and not as a secured borrowing, for accounting (but not for tax) purposes.

In connection with such initial transfer, assignment, set-over and conveyance, the Transferor filed a financing statement and certain continuation statements (and agrees to file, at its own expense, any additional continuation statements with respect to such financing statement when applicable) with respect to the Receivables existing as of the Cut-Off Date and thereafter created for the perfection of a security interest (as defined in the UCC) in accounts and general intangibles (as defined in Section 9-102(a)(2) and (a)(42), respectively, of the UCC) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect such security interest in favor of the Trust, and delivered, or will deliver, when applicable, a file-stamped copy of such financing statement or continuation statement or other evidence of such filing to the Trustee on or prior to the date of issuance of the Certificates, and in the case of any continuation statements filed pursuant to this Section 2.1, as soon as practicable after receipt thereof by the Transferor.  Upon receipt of written request from the Transferor to release the receivables in such credit card accounts as are specified in such request, the Trustee is hereby authorized and hereby agrees to promptly authorize the filing of such UCC-3 amendments or releases as are requested by the Transferor in furtherance of the release of such credit card accounts; provided, however, that except as permitted pursuant to Section 2.7, no such release shall apply to the Accounts, including any Additional Accounts.  In addition, the Trustee is hereby authorized to execute such intercreditor or other agreements as may be requested in writing by the Transferor in connection with the foregoing and which shall be in form and substance reasonably satisfactory to the Trustee.  The foregoing transfer, assignment, set-over and conveyance to the Trust has been made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such transfer, assignment, set-over and conveyance shall be construed accordingly.

In connection with such initial transfer, the Transferor, at its own expense, on or prior to the Initial Closing Date (i) annotated and indicated in its computer files that Receivables created in connection with the Accounts have been transferred to the Trust pursuant to this Agreement for the benefit of the Certificateholders and (ii) delivered to the Trustee a true and complete list (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the Transferor and the Trustee) of all the Accounts identified by account number and setting forth the Receivable balance as of the Cut-Off Date.  Such list was marked as Schedule 1 to this Agreement and was delivered to the Trustee as confidential and proprietary, and is hereby incorporated into and made a part of this Agreement.  The Transferor further agrees not to remove such indication in the file referenced in clause (i) of this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account or a Defaulted Account.

The Transferor hereby grants to the Trust for the benefit of the Certificateholders a security interest in all of the Transferor’s right, title and interest in, to and under the Receivables existing as of the Cut-Off Date and thereafter created and arising in connection with the Accounts (other than Additional Accounts), all moneys due or to become due with respect to such Receivables, all proceeds of such Receivables and all Insurance Proceeds relating to such Receivables, all Recoveries, Interchange and all proceeds thereof and each of the Trust Accounts to secure a loan in an amount equal to the unpaid principal amount of the Investor Certificates issued hereunder or to be issued pursuant to this Agreement and the interest accrued at the related Certificate Rate, and this Agreement shall constitute a security agreement under applicable law.

Pursuant to the request of the Transferor, the Trustee shall cause Certificates in authorized denominations evidencing interests in the Trust to be duly authenticated and delivered to or upon the order of the Transferor pursuant to Section 6.2.

Notwithstanding anything else in this Agreement to the contrary, it is understood and agreed that the ownership interest or lien conveyed or granted by JPMorgan Chase Bank, as Transferor, to the Trustee in Receivables and other property under the Original Pooling and Servicing Agreement shall remain in full force and effect and shall in no way be affected by the amendment and restatement of the Original Pooling and Servicing Agreement by this Agreement.

The parties hereto agree that all transfers of Receivables to the Trust pursuant to this Agreement are subject to, and shall be treated in accordance with, the Delaware Act whether such transfers were made prior to or after the date that the Delaware Act became applicable thereto, and each of the parties hereto agrees that this Agreement has been entered into by the parties hereto in express reliance on the Delaware Act.  For the purposes of complying with the requirements of the Delaware Act, each of the parties hereto hereby agrees that any property, assets or rights purported to be transferred, in whole or in part, by Chase USA pursuant to this Agreement shall be deemed to no longer be the property, assets or rights of Chase USA.  Each of the parties hereto acknowledges and agrees that each such transfer is occurring in connection with a “securitization transaction” within the meaning of the Delaware Act.

Section 2.2  Acceptance by Trustee.

(a)  The Trustee hereby acknowledges its acceptance, on behalf of the Trust, of all right, title and interest previously held by the Transferor in and to the Receivables existing as of the Cut-Off Date and thereafter created and arising in connection with the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of such Receivables, Insurance Proceeds relating to such Receivables, all Recoveries and Interchange and the proceeds thereof, and declares that it shall maintain such right, title and interest, upon the Trust herein set forth, for the benefit of all Certificateholders.  The Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Transferor delivered to the Trustee the list (in the form of a computer file, microfiche list, CD-ROM or in such other form as is agreed upon between the Transferor and the Trustee) described in the third paragraph of Section 2.1.

(b)  The Trustee hereby agrees not to disclose to any Person any of the account numbers or other information contained in any list of Accounts delivered to the Trustee by the Transferor pursuant to Sections 2.1, 2.6 and 2.7 (“Account Information”) except as required in connection with the performance of its duties hereunder or in enforcing the rights of the Certificateholders or to a Successor Servicer appointed pursuant to Section 10.2, or as mandated pursuant to any Requirement of Law applicable to the Trustee or as requested by any Person in connection with financing statements filed with the Trust.  The Trustee agrees to take such measures as shall be reasonably requested by the Transferor to protect and maintain the security and confidentiality of such information, and, in connection therewith, shall allow the Transferor to inspect the Trustee’s security and confidentiality arrangements from time to time during normal business hours upon prior written notice.  In the event that the Trustee is required by law to disclose any Account Information, the Trustee shall provide the Transferor with prompt written notice, unless such notice is prohibited by law, of any such request or requirement so that the Transferor may request a protective order or other appropriate remedy.  The Trustee shall use its best efforts to provide the Transferor with written notice no later than five Business Days prior to any disclosure pursuant to this subsection 2.2(b).

(c)  The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

Section 2.3  Representations and Warranties of the Transferor.  The Transferor hereby represents and warrants to the Trust as of the Amendment Closing Date:

(a)  Organization and Good Standing.  The Transferor is a banking corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its organization and has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to execute and deliver to the Trustee the Certificates pursuant hereto, and, in all material respects, to own its properties and conduct its business as such properties are presently owned and such business is presently conducted.

(b)  Due Qualification.  The Transferor is duly qualified to do business and is in good standing (or is exempt from such requirement) and has obtained all necessary licenses and approvals with respect to the Transferor in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Credit Card Agreement relating to an Account or any Receivable unenforceable by the Transferor or the Trust or would have a material adverse effect on the Certificateholders; provided, however, that no representation or warranty is made with respect to any qualifications, licenses or approvals which the Trustee would have to obtain to do business in any state in which the Trustee seeks to enforce any Account or Receivable.

(c)  Due Authorization.  The execution and delivery of this Agreement and the execution and delivery to the Trustee of the Certificates by the Transferor and the consummation of the transactions provided for in this Agreement have been duly authorized by the Transferor by all necessary corporate action on its part and this Agreement will remain, from the time of its execution, an official record of the Transferor.

(d)  No Conflict.  The execution and delivery of this Agreement and the Certificates, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Transferor is a party or by which it or any of its properties are bound, except to the extent that the same could not reasonably be expected to have a material adverse effect on the Certificateholders.

(e)  No Violation.  The execution and delivery of this Agreement, any Supplement and the Certificates, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or violate any Requirements of Law applicable to the Transferor, except to the extent that the same could not reasonably be expected to have a material adverse effect on the Certificateholders.

(f)  No Proceedings.  There are no proceedings or investigations pending or, to the best knowledge of the Transferor, threatened against the Transferor before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or the Certificates, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Certificates or (v) seeking to affect adversely the income tax attributes of the Trust.

(g)  Eligibility of Accounts.  As of the Cut-Off Date, each Account was an Eligible Account and no selection procedures adverse to the Investor Certificateholders have been employed by the Transferor in selecting the Accounts from among the Eligible Accounts in the Bank Portfolio.

(h)  All Consents Required.  All approvals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Agreement and the Certificates, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof, have been obtained, except where the failure to obtain such approvals, authorizations, consents, orders or other actions could not reasonably be expected to have a material adverse effect on the Certificateholders.

The representations and warranties set forth in this Section 2.3 shall survive the transfer and assignment of the respective Receivables to the Trust, and termination of the rights and obligations of the Servicer pursuant to Section 10.1.  The Transferor hereby represents and warrants to the Trust, with respect to any Series of Certificates, as of its Closing Date, unless otherwise stated in such Supplement, that the representations and warranties of the Transferor set forth in this Section 2.3 are true and correct as of such date (for the purposes of such representations and warranties, “Certificates” shall mean the Certificates issued on the related Closing Date).  Upon discovery by the Transferor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

Section 2.4  Representations and Warranties of the Transferor Relating to this Agreement and the Receivables.

(a)  Binding Obligation; Valid Transfer and Assignment.  The Transferor hereby represents and warrants to the Trust that:

(i)  As of the Amendment Closing Date, this Agreement constitutes a valid and legally binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms, except (A) as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and the rights of creditors of banking corporations organized under the laws of the state of its organization, and (B) as may be limited by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(ii)  As of the Initial Closing Date, the Original Pooling and Servicing Agreement constituted either (A) a valid transfer, assignment, set-over and conveyance to the Trust of all right, title and interest of the Transferor in and to the Receivables existing on such date and thereafter created and arising in connection with the Accounts (other than Receivables in Additional Accounts), all proceeds of such Receivables and Insurance Proceeds relating thereto, and such Receivables and all proceeds thereof and Insurance Proceeds relating thereto will be held by the Trust free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates except for (x) Liens permitted under subsection 2.5(b), (y) the interest of the Transferor as Holder of the Transferor Certificate and (z) the Transferor’s right, if any, to interest accruing on, and investment earnings, if any, in respect of the Finance

Charge Account, the Principal Account or any Series Account, as provided in this Agreement or the related Supplement, or (B) a grant of a security interest (as defined in the UCC) in such property to the Trust, which is enforceable with respect to the existing Receivables, the proceeds thereof and Insurance Proceeds relating thereto, and which will be enforceable with respect to such Receivables created on and after the Initial Closing Date, the proceeds thereof and Insurance Proceeds relating thereto, upon such creation.  If this Agreement constitutes the grant of a security interest to the Trust in such property, upon the filing of the financing statement described in Section 2.1 and in the case of the Receivables created on and after the Initial Closing Date and proceeds thereof and Insurance Proceeds relating thereto, upon such creation, the Trust shall have a first priority perfected security interest in the Transferor’s rights in such property (subject to Section 9-315 of the UCC), except for Liens permitted under subsection 2.5(b).  Neither the Transferor nor any Person claiming through or under the Transferor shall have any claim to or interest in the Principal Account, the Finance Charge Account, the Distribution Account or any Series Account, except for the Transferor’s rights to receive interest accruing on, and investment earnings in respect of, the Finance Charge Account and Principal Account as provided in this Agreement (or, if applicable, any Series Account as provided in any Supplement) and, if this Agreement constitutes the grant of a security interest in such property, except for the interest of the Transferor in such property as a debtor for purposes of the UCC.

(b)  Eligibility of Receivables.  The Transferor hereby represents and warrants to the Trust that:

(i)  As of the Cut-Off Date with respect to each Receivable in Accounts selected on such date and as of the applicable Addition Cut-Off Date with respect to each Receivable in Additional Accounts, such Receivable is an Eligible Receivable.

(ii)  As of the Cut-Off Date with respect to each Receivable in Accounts selected on such date and as of the applicable Addition Cut-Off Date with respect to each Receivable in Additional Accounts, such Receivable has been transferred to the Trust free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates (other than Liens permitted under subsection 2.5(b)) and in compliance, in all material respects, with all Requirements of Law applicable to the Transferor.

(iii)  As of the Cut-Off Date with respect to each Receivable in Accounts selected on such date and as of the applicable Addition Cut-Off Date with respect to each Receivable in Additional Accounts, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Transferor in connection with the conveyance of such Receivable to the Trust have been duly obtained, effected or given and are in full force and effect.

(iv)  On each day on which any new Receivable is created, the Transferor shall be deemed to represent and warrant to the Trust that (A) each Receivable created on such day is an Eligible Receivable, (B) each Receivable created on such day has been conveyed to the Trust in compliance, in all material respects, with all Requirements of Law applicable to the Transferor, (C) with respect to each such Receivable, all consents, licenses, approvals or authorizations of or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Transferor in connection with the conveyance of such Receivable to the Trust have been duly obtained, effected or given and are in full force and effect and (D) the representations and warranties set forth in subsection 2.4(a) are true and correct with respect to each Receivable created on such day as if made on such day.

(v)  As of the Initial Closing Date, Schedule 1 to this Agreement, and as of the applicable Addition Cut-Off Date with respect to Additional Accounts designated pursuant to subsections 2.6(a) and (b), the related list (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the Transferor and the Trustee) referred to in Section 2.6, is an accurate and complete listing in all material respects of all the Accounts as of the Cut-Off Date, or with respect to Additional Accounts, if applicable, as of the applicable Addition Cut-Off Date and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Cut-Off Date or, if applicable, such applicable Addition Cut-Off Date.

(c)  Notice of Breach.  The representations and warranties set forth in this Section 2.4 shall survive the transfer and assignment of the respective Receivables to the Trust.  Upon discovery by the Transferor, the Servicer or the Trustee of a breach of any of the representations and warranties set forth in this Section 2.4, the party discovering such breach shall give prompt written notice to the other parties mentioned above.  The Transferor agrees to cooperate with the Servicer and the Trustee in attempting to cure any such breach.

(d)  Transfer of Ineligible Receivables.

(i)  Automatic Removal.  In the event of a breach with respect to a Receivable of any representations and warranties set forth in subsection 2.4(b)(ii), or in the event that a Receivable is not an Eligible Receivable as a result of the failure to satisfy the conditions set forth in clause (d) of the definition of Eligible Receivable, and any of the following three conditions is met:  (A) as a result of such breach or event such Receivable is charged off as uncollectible or the Trust’s rights in, to or under such Receivable or its proceeds are impaired or the proceeds of such Receivable are not available for any reason to the Trust free and clear of any Lien; (B) the Lien upon the subject Receivable (1) arises in favor of the United States of America or any state thereof or any agency or instrumentality thereof and involves taxes or liens arising under Title IV of ERISA or (2) has been consented to by the Transferor; or (C) the unsecured short-term debt rating of the Transferor is not at least “P-1” by Moody’s and “A

1” by Standard & Poor’s and the Lien upon the subject Receivable ranks prior to the Lien created pursuant to this Agreement; then, upon the earlier to occur of the discovery of such breach or event by the Transferor or the Servicer or receipt by the Transferor of written notice of such breach or event given by the Trustee, each such Receivable shall be automatically removed from the Trust on the terms and conditions set forth in subsection 2.4(d)(iii).

(ii)  Removal After Cure Period.  In the event of a breach of any of the representations and warranties set forth in subsection 2.4(b) other than a breach or event as set forth in clause (d)(i) above, and as a result of such breach the related Account becomes a Defaulted Account or the Trust’s rights in, to or under the Receivable or its proceeds are impaired or the proceeds of such Receivable are not available for any reason to the Trust free and clear of any Lien, then, upon the expiration of 60 days (or such longer period as may be agreed to by the Trustee in its sole discretion, but in no event later than 120 days) from the earlier to occur of the discovery of any such event by either the Transferor or the Servicer, or receipt by the Transferor of written notice of any such event given by the Trustee, each such Receivable shall be removed from the Trust on the terms and conditions set forth in subsection 2.4(d)(iii); provided, however, that no such removal shall be required to be made if, on any day within such applicable period, such representations and warranties with respect to such Receivable shall then be true and correct in all material respects as if such Receivable had been created on such day.

(iii)  Procedures for Removal.  When the provisions of subsection 2.4(d)(i) or (ii) above require removal of a Receivable, the Transferor shall accept reassignment of such Receivable (an “Ineligible Receivable”) by directing the Servicer to deduct the principal balance of each such Ineligible Receivable from the Principal Receivables in the Trust and to decrease the Transferor Interest by such amount.  On and after the date of such removal, each Ineligible Receivable shall be deducted from the aggregate amount of Principal Receivables used in the calculation of any Investor Percentage, the Transferor Percentage or the Transferor Interest.  In the event that the exclusion of an Ineligible Receivable from the calculation of the Transferor Interest would cause the Transferor Interest to be reduced below the Minimum Transferor Interest, the Transferor shall immediately, but in no event later than 10 Business Days after such event, make a deposit into the Excess Funding Account in immediately available funds in an amount equal to the amount by which the Transferor Interest would be reduced below the Minimum Transferor Interest.  The portion of such deposit allocated to the Investor Certificates of each Series shall be distributed to the Investor Certificateholders of each Series in the manner specified in Article IV, if applicable, on the Distribution Date relating to the Monthly Period in which such deposit is made.  Upon the reassignment to the Transferor of an Ineligible Receivable, the Trust shall automatically and without further action be deemed to transfer, assign, set-over and otherwise convey to the Transferor, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Ineligible Receivable, all monies due or to become due with respect to such

Ineligible Receivable and all proceeds of such Ineligible Receivable and Insurance Proceeds relating to such Ineligible Receivable allocated to such Ineligible Receivable pursuant to any Supplement.  Upon such deduction or deposit, the reassigned Ineligible Receivable shall be treated by the Trust as collected in full as of the date on which it was transferred.  The Trustee shall execute such documents and instruments of transfer or assignment (each in form and substance reasonably satisfactory to the Trustee) and take other actions as shall reasonably be requested by the Transferor to evidence the conveyance of such Ineligible Receivable pursuant to this subsection 2.4(d)(iii).  The obligation of the Transferor set forth in this subsection 2.4(d)(iii), or the automatic removal of such Receivable from the Trust, as the case may be, shall constitute the sole remedy respecting any breach of the representations and warranties set forth in the above-referenced subsections with respect to such Receivable available to Certificateholders or the Trustee on behalf of Certificateholders.

(iv)  Proceeds Held by Servicer.  For the purposes of subsections 2.4(d)(i) and (ii) above, proceeds of a Receivable shall not be deemed to be impaired hereunder solely because such proceeds are held by the Servicer (if the Servicer is the Transferor) for more than the applicable period under Section 9-315(d) of the UCC.

(e)  Reassignment of Trust Portfolio.  In the event of a breach of any of the representations and warranties set forth in subsection 2.4(a), either the Trustee or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Investor Interest, by notice then given in writing to the Transferor (and to the Trustee and the Servicer, if given by the Investor Certificateholders), may direct the Transferor to accept reassignment of an amount of Principal Receivables (as specified below) within 60 days of such notice (or within such longer period as may be specified in such notice), and the Transferor shall be obligated to accept reassignment of such Principal Receivables on a Distribution Date specified by the Transferor (such Distribution Date, the “Reassignment Date”) occurring within such applicable period on the terms and conditions set forth below; provided, however, that no such reassignment shall be required to be made if, at any time during such applicable period, the representations and warranties contained in subsection 2.4(a) shall then be true and correct in all material respects.  The Transferor shall deposit on the Transfer Date (in New York Clearing House, next day funds) preceding the Reassignment Date an amount equal to the reassignment deposit amount for such Receivables in the Distribution Account or Series Account, as provided in the related Supplement, for distribution to the Investor Certificateholders pursuant to Article XII.  The reassignment deposit amount with respect to each Series for such reassignment, unless otherwise stated in the related Supplement, shall be equal to (i) the Investor Interest of such Series at the end of the day on the last day of the Monthly Period preceding the Reassignment Date, less the amount, if any, previously allocated for payment of principal to such Certificateholders on the related Distribution Date in the Monthly Period in which the Reassignment Date occurs, plus (ii) an amount equal to all interest accrued but unpaid on the Investor Certificates of such Series at the applicable Certificate Rate through the Reassignment Date, less the amount, if any, previously allocated for payment of interest to the Certificateholders of such Series on the related Distribution Date in the Monthly Period in which the Reassignment Date occurs.

Payment of the reassignment deposit amount with respect to each Series, and all other amounts in the Distribution Account or the applicable Series Account in respect of the preceding Monthly Period, shall be considered a prepayment in full of the Receivables represented by the Investor Certificates.  On the Distribution Date following the Transfer Date on which such amount has been deposited in full into the Distribution Account or the applicable Series Account, the Receivables and all monies due or to become due with respect to such Receivables and all proceeds of the Receivables and Insurance Proceeds relating to such Receivables and Interchange (if any) and Recoveries (if any) allocable to the Series shall be released to the Transferor after payment of all amounts otherwise due hereunder on or prior to such dates and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be prepared by and as are reasonably requested by the Transferor to vest in the Transferor, or its designee or assignee, all right, title and interest of the Trust in and to the Receivables, all monies due or to become due with respect to such Receivables and all proceeds of the Receivables and Insurance Proceeds relating to such Receivables and Interchange (if any) and Recoveries (if any) allocable to the Series.  If the Trustee or the Investor Certificateholders give notice directing the Transferor to accept reassignment as provided above, the obligation of the Transferor to accept reassignment of the Receivables and pay the reassignment deposit amount pursuant to this subsection 2.4(e) shall constitute the sole remedy respecting a breach of the representations and warranties contained in subsection 2.4(a) available to the Investor Certificateholders or the Trustee on behalf of the Investor Certificateholders.

Section 2.5  Covenants of the Transferor.  The Transferor hereby covenants that:

(a)  Receivables to be Accounts.  Except in connection with the enforcement thereof, the Transferor will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC).  Each Receivable shall be payable pursuant to a contract which does not create a Lien on any goods purchased thereunder.  The Transferor will take no action to cause any Receivable to be anything other than an “account”(as defined in the UCC).

(b)  Security Interests.  Except for the conveyances hereunder, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein; the Transferor will immediately notify the Trustee of the existence of any Lien on any Receivable, and the Transferor shall defend the right, title and interest of the Trust in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Transferor; provided, however, that nothing in this subsection 2.5(b) shall prevent or be deemed to prohibit the Transferor from suffering to exist upon any of the Receivables any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Transferor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

(c)  Finance Charges and Other Fees.  The Transferor, except as otherwise required by any Requirement of Law, or as is deemed by the Transferor to be necessary in order for the Transferor to maintain its credit card business, based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit card business, shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Transferor’s reasonable expectation of the Portfolio Yield as of such date (after giving effect to any concurrent exercise of a discount option) would be less than the Base Rate.

(d)  Credit Card Agreements and Account Guidelines.  The Transferor shall comply with and perform its obligations under the Credit Card Agreements relating to the Accounts and the Credit Card Guidelines and all applicable rules and regulations of VISA U.S.A., Inc. and MasterCard International Inc., except insofar as any failure to comply or perform would not materially and adversely affect the rights of the Trust or the Certificateholders hereunder or under the Certificates.  The Transferor may change the terms and provisions of the Credit Card Agreements or the Credit Card Guidelines in any respect (including, without limitation, the reduction of the required minimum monthly payment, the calculation of the amount, or the timing, of charge offs and the Periodic Finance Charges and other fees to be assessed thereon) only if such change (i) would not, in the reasonable belief of the Transferor, cause a Pay Out Event to occur, and (ii) is made applicable to the comparable segment of the revolving credit card accounts owned and serviced by the Transferor which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Transferor and an unrelated third party or by the terms of the Credit Card Agreements.

(e)  Account Allocations.

(i)   in the event that the Transferor is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 9.2 or an order by any federal governmental agency having regulatory authority over the Transferor or any court of competent jurisdiction that the Transferor not transfer any additional Principal Receivables to the Trust) then, in any such event, (A) the Transferor agrees to allocate and pay to the Trust, after the date of such inability, all Collections with respect to Principal Receivables, and all amounts which would have constituted Collections with respect to Principal Receivables but for the Transferor’s inability to transfer such Receivables (up to an aggregate amount equal to the amount of Principal Receivables in the Trust on such date); (B) the Transferor agrees to have such amounts applied as Collections in accordance with Article IV; and (C) for only so long as all Collections and all amounts which would have constituted Collections are allocated and applied in accordance with clauses (A) and (B) above, Principal Receivables (and all amounts which would have constituted Principal Receivables but for the Transferor’s inability to transfer Receivables to the Trust) that are written off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with Article IV, and all amounts that would have constituted Principal Receivables but for the Transferor’s inability to transfer Receivables to the Trust shall be deemed to be Principal Receivables for the purpose of calculating (I) the applicable Investor Percentage with respect to any Series and (II) the Aggregate Investor Percentage thereunder.  If the Transferor is unable pursuant to any Requirement of Law to allocate Collections as described above, the Transferor agrees that it shall in any such event allocate, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with Article IV.  The parties hereto agree that Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables that have been conveyed to the Trust, or that would have been conveyed to the Trust but for the above described inability to transfer such Receivables, shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and that Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV.

(ii)  In the event that, pursuant to subsection 2.4(d), the Transferor accepts reassignment of an Ineligible Receivable as a result of a breach of the representations and warranties in subsection 2.4(b) relating to such Receivable, then, in any such event, the Transferor agrees to account for payments received with respect to such Ineligible Receivable separately from its accounting for Collections on Principal Receivables retained by the Trust.  If payments received from or on behalf of an Obligor are not specifically applicable either to an Ineligible Receivable of such Obligor reassigned to the Transferor or to the Receivables of such Obligor retained in the Trust, then the Transferor agrees to allocate payments proportionately based on the total amount of Principal Receivables of such Obligor retained in the Trust and the total amount owing by such Obligor on any Ineligible Receivables reassigned to the Transferor, and the portion allocable to any Principal Receivables retained in the Trust shall be treated as Collections and deposited in accordance with the provisions of Article IV.

(f)  Conveyance of Accounts.  The Transferor may transfer Accounts (i) directly to any Affiliate that executes an agreement assuming with respect to such Accounts the obligations and duties of the Transferor or indirectly to any Affiliate in one or more substantially simultaneous transactions among the Transferor, such Affiliate and any other Affiliates of the Transferor or (ii) to any other Person, provided that such other Person executes such an agreement and the Rating Agency Condition is satisfied; provided, however, that the Transferor shall not be prohibited hereby from conveying, assigning, exchanging or otherwise transferring the Accounts in connection with a transaction complying with the provisions of Section 7.2.

Section 2.6  Addition of Accounts.

(a)  (i)  If (A) as of the end of any Monthly Period, the Transferor Interest is less than the Minimum Transferor Interest for that period, the Transferor shall designate additional eligible VISA® or MasterCard® accounts from the Bank Portfolio (“Additional Accounts”) to be included as Accounts in a sufficient amount such that the Transferor Interest after giving effect to such addition will be at least equal to the Minimum Transferor Interest, or (B) as of the end of any Monthly Period, the sum of the aggregate amount of Principal Receivables is less than the Minimum Aggregate Principal Receivables (as adjusted for any Series having a Companion Series as described in the Supplement for such Series), the Transferor shall designate Additional Accounts to be included as Accounts in a sufficient amount such that the aggregate amount of Principal Receivables will be equal to or greater than the Minimum Aggregate Principal Receivables; provided, however, that in the event of a Servicer Rating Event, the Transferor Interest and the sum of the aggregate amount of Principal Receivables will be determined on a daily basis in accordance with a method to be determined by the Servicer, subject to satisfaction of the Rating Agency Condition.  Receivables from such Additional Accounts shall be transferred to the Trust on or before the tenth Business Day following the end of such Monthly Period.

(ii)           In lieu of, or in addition to, designating Additional Accounts pursuant to clause (i) above, the Transferor may, subject to the conditions specified in subsection 2.6(c) below, convey to the Trust participations representing undivided interests in a pool of assets primarily consisting of receivables arising under revolving credit card accounts or other revolving credit accounts owned by the Transferor or any Affiliate of the Transferor and collections thereon (“Participations”).  The addition of Participations in the Trust pursuant to subsection 2.6 (a) or (b) shall be effected by an amendment hereto, dated the applicable Addition Date, pursuant to subsection 13.1(a).

(b)  In addition to its obligation under subsection 2.6(a), the Transferor may, but shall not be obligated to, designate from time to time Additional Accounts of the Transferor to be included as Accounts or Participations to be included as Trust Assets, in either case as of the applicable Addition Date.

(c)  The Transferor agrees that any such transfer of Receivables from Additional Accounts, under subsection 2.6(a) or (b) shall satisfy the following conditions (to the extent provided below):

(i)  On or before the fifth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.6(a) and on or before the tenth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.6(b) (the “Notice Date”), the Transferor shall give the Trustee, each Rating Agency and the Servicer written notice that such Additional Accounts or Participations will be included, which notice shall specify the approximate aggregate amount of the Receivables to be transferred.

(ii)  On or before the Addition Date, the Transferor shall have delivered to the Trustee a written assignment (including an acceptance by the Trustee on behalf of the Trust for the benefit of the Investor Certificateholders) in substantially the form of Exhibit B (the “Assignment”) and shall have indicated

 in its computer files that the Receivables created in connection with the Additional Accounts have been transferred to the Trust.  Within five Business Days after the Addition Date, the Transferor shall have delivered to the Trustee a true and complete list (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the Transferor and the Trustee) of all Additional Accounts, identified by account number and the aggregate amount of the Receivables in each such Additional Account as of the Addition Cut-Off Date, and such list shall, as of the Addition Date, modify and amend and be incorporated into and made a part of such Assignment and this Agreement.

(iii)  The Transferor shall represent and warrant that (w) the designation of Receivables in Additional Accounts by the Transferor and the acceptance thereof by the Trustee will not (I) adversely affect the tax characterization as debt of any Class of Investor Certificates of any outstanding Series or Class in respect of which an opinion was delivered at the time of issuance that such Class would be treated as debt for U.S. federal income tax purposes, (II) cause the Trust following such designation and acceptance to be deemed to be an association (or a “publicly traded partnership” within the meaning of Section 7704(b) of the Code) taxable as a corporation and (III) cause or constitute a taxable event in which gain or loss would be recognized by any Investor Certificateholder or the Trust, (x) each Additional Account is, as of the Addition Date, an Eligible Account, and each Receivable in such Additional Account is, as of the Addition Date, an Eligible Receivable, (y) no selection procedures believed by the Transferor to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Additional Accounts from the available Eligible Accounts from the Bank Portfolio, and (z) as of the Addition Date, the Transferor is not insolvent.

(iv)  The Transferor shall represent and warrant that, as of the Addition Date, the Assignment constitutes either (x) a valid transfer and assignment to the Trust of all right, title and interest of the Transferor in and to the Receivables then existing and thereafter created in the Additional Accounts, and all proceeds (as defined in the UCC) of such Receivables and Insurance Proceeds relating thereto and such Receivables and all proceeds thereof and Insurance Proceeds relating thereto will be held by the Trust free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates, except for (I) Liens permitted under subsection 2.5(b), (II) the interest of the Transferor as Holder of the Transferor Certificate and (III) the Transferor’s right to receive interest accruing on, and investment earnings in respect of, the Finance Charge Account and the Principal Account, or any Series Account as provided in this Agreement and any related Supplement or (y) a grant of a security interest (as defined in the UCC), in such property to the Trust, which is enforceable with respect to then existing Receivables of the Additional Accounts, the proceeds (as defined in the UCC), thereof and Insurance Proceeds relating thereto upon the conveyance of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter created in respect of Additional Accounts conveyed on such Addition Date, the proceeds (as defined in the UCC) thereof and Insurance Proceeds relating thereto upon such creation; and (z) if the Assignment constitutes the grant of a security interest to the Trust in such property, upon the filing of a financing statement as described in Section 2.1 with respect to such Additional Accounts and in the case of the Receivables thereafter created in such Additional Accounts and the proceeds (as defined in the UCC) thereof, and Insurance Proceeds relating thereto, upon such creation, the Trust shall have a first priority perfected security interest in such property (subject to Section 9-315 of the UCC), except for Liens permitted under subsection 2.5(b).

(v)  The Transferor shall deliver an Officer’s Certificate substantially in the form of Schedule 2 to Exhibit B to the Trustee confirming the items set forth in paragraph (iii) above.

(vi)  The Transferor shall deliver the following two Opinions of Counsel to the Trustee:  (1) with respect to certain matters relating to the transfer of the Receivables in the Additional Accounts to the Trust and the perfection of the Trust’s interest in the Receivables in the Additional Accounts and (2) with respect to the applicability of certain provisions of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, with respect to the effect of receivership on the Transferor’s security interest in the Receivables in the Additional Accounts.

(vii)  If with respect to any three-month period or with respect to any twelve-month period, the aggregate amount of Principal Receivables in the accounts designated to have their Receivables added to the Trust shall exceed the applicable Aggregate Addition Limit, the Rating Agency Condition shall have been satisfied with respect to the inclusion of any Receivables in any account to be added as an Additional Account pursuant to subsection 2.6(b) in excess of the applicable Aggregate Addition Limit, except to the extent any such Receivables arise in accounts that are Approved Accounts.

(viii)  With respect to a Participation included as Trust Assets pursuant to subsection 2.6(b), the Transferor shall deliver a Tax Opinion.

Section 2.7  Removal of Accounts

.
(a)  Subject to the conditions set forth below, the Transferor may, but shall not be obligated to, designate Receivables from certain Accounts (the “Removed Accounts”) for deletion and removal from the Trust.  On or before the fifth Business Day (the “Removal Notice Date”) prior to the date on which the designated Removed Accounts will be reassigned by the Trustee to the Transferor (the “Removal Date”), the Transferor shall give the Trustee, the Servicer and each Rating Agency written notice that the Receivables from such Removed Accounts are to be reassigned to the Transferor.

(b)  The Transferor shall be permitted to designate and require reassignment to it of the Receivables from Removed Accounts only upon satisfaction of the following conditions:

(i)  The removal of any Receivables of any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Transferor, (A) cause a Pay Out Event to occur; provided, however, that for the purposes of this subsection 2.7(b)(i), the Receivables of each Removed Account shall be considered to have been removed as of the Removal Date, (B) cause the Transferor Interest to be less than the Minimum Transferor Interest on such Removal Date, (C) cause the sum of the aggregate amount of Principal Receivables and the Excess Funding Amount to be less than the Minimum Aggregate Principal Receivables, or (D) result in the failure to make any payment specified in the related Supplement with respect to any Series;
(ii)  On or prior to the Removal Date, the Transferor shall have delivered to the Trustee for execution a written assignment in substantially the form of Exhibit F (each a “Reassignment”) and the Transferor shall have, within five Business Days after the Removal Date, delivered to the Trustee a true and complete list (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the Transferor and the Trustee) of all Removed Accounts, identified by account number and the aggregate amount of the Receivables in such Removed Accounts as of the Removal Cut-Off Date, which list shall, as of the Removal Date, modify and amend and be incorporated into and made a part of such Reassignment and this Agreement;
(iii)  The Transferor shall represent and warrant that (x)  the designation and reassignment of such Receivables from Removed Accounts will not (A) adversely affect the tax characterization as debt of any Class of Investor Certificates of any outstanding Series or Class in respect of which an opinion was delivered at the time of issuance that such Class would be treated as debt for U.S. federal income tax purposes, (B) cause the Trust following such designation and acceptance to be deemed to be an association (or a “publicly traded partnership” within the meaning of Section 7704(b) of the Code) taxable as a corporation and (C) cause or constitute a taxable event in which gain or loss would be recognized by any Investor Certificateholder or the Trust, (y) no selection procedures believed by the Transferor to be materially adverse to the interests of the Certificateholders were utilized in selecting the Removed Accounts to be removed from the Trust, and (z) (I) a random selection procedure was used by the Transferor in selecting the Removed Accounts and only one such removal of randomly selected accounts shall occur in the then current Monthly Period, (II) the Removed Accounts are subject to an arrangement with a third party pursuant to which such third party has the right or the option to purchase the Removed Accounts and which right or option has arisen in response to a third-party action or decision not to act and not the unilateral action of the Transferor and such right or option has been exercised by the third party or (III) the Removed Accounts were selected using another method that will not preclude transfers of Receivables to the Trust from being accounted for as sales under generally accepted accounting principles or prevent the Trust from continuing to qualify as a qualifying special purpose entity in accordance with SFAS 140 (or any relevant replacement statement);

(iv)  As of the Removal Notice Date, either (x) the Receivables are not more than 15% delinquent by estimated principal amount and the weighted averaged delinquency of such Receivables is not more than 60 days, or (y) the Receivables are not more than 7% delinquent by estimated principal amount and the weighted average delinquency of such Receivables does not exceed 90 days;

(v)  On or prior to the Removal Date, if such removal is pursuant to subsection 2.7(b)(iii)(z)(III), the Rating Agency Condition shall have been satisfied; and

(vi)  The Transferor shall have delivered to the Trustee an Officer’s Certificate confirming the items set forth in clauses (i) through (v) above.  The Trustee may conclusively rely on such Officer’s Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

Upon satisfaction of the above conditions, the Trustee shall execute and deliver the Reassignment to the Transferor, and the Receivables from the Removed Accounts shall no longer constitute a part of the Trust.

[End of Article II]

ARTICLE III

ADMINISTRATION AND SERVICING
OF RECEIVABLES

Section 3.1  Acceptance of Appointment and Other Matters Relating to the Servicer.

(a)  Chase USA agrees to act as the Servicer under this Agreement.  The Investor Certificateholders of each Series by their acceptance of the related Certificates consent to Chase USA acting as Servicer.

(b)  The Servicer shall service and administer the Receivables and shall collect payments due under the Receivables in accordance with its customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables and in accordance with the Credit Card Guidelines and shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable.  Without limiting the generality of the foregoing and subject to Section 10.1, the Servicer is hereby authorized and empowered (i) to make withdrawals from the Collection Account as set forth in this Agreement, (ii) unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.1, to instruct the Trustee to make withdrawals and payments from the Finance Charge Account, the Principal Account, the Excess Funding Account and any Series Account, in accordance with such instructions as set forth in this Agreement, (iii) unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.1, to instruct the Trustee in writing, as set forth in this Agreement, (iv) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Receivables and (v) to make any filings, reports, notices, applications, registrations with, and to seek any consents or authorizations from the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities or reporting requirements.  The Trustee agrees that it shall promptly follow the instructions of the Servicer to withdraw funds from the Principal Account, the Finance Charge Account, the Excess Funding Account, or any Series Account and to take any action required under any Credit Enhancement at such time as required under this Agreement.  The Trustee shall execute at the Servicer’s written request such documents prepared by the Transferor and acceptable to the Trustee as may be necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

(c)  In the event that the Transferor is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 9.2 or the order of any federal governmental agency having regulatory authority over the Transferor or any court of competent jurisdiction that the Transferor not transfer any additional Principal Receivables to the Trust) then, in any such event, (A) the Servicer agrees to allocate, after such date, all collections with respect to Principal Receivables, and all amounts which would have constituted Collections with respect to Principal Receivables but for the Transferor’s inability to transfer such Receivables (up to an aggregate amount equal to the aggregate amount of Principal Receivables in the Trust as of such date) in accordance with subsection 2.5(e); (B) the Servicer agrees to apply such amounts as Collections in accordance with Article IV, and (C) for only so long as all Collections and all amounts which would have constituted Collections are allocated and applied in accordance with clauses (A) and (B) above, Principal Receivables (and all amounts which would have constituted Principal Receivables but for the Transferor’s inability to transfer Receivables to the Trust) that are written off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with Article IV and all amounts which would have constituted Principal Receivables but for the Transferor’s inability to transfer Receivables to the Trust shall be deemed to be Principal Receivables for the purpose of calculating (i) the applicable Investor Percentage with respect to any Series and (ii) the Aggregate Investor Percentage thereunder.  If the Servicer is unable pursuant to any Requirement of Law to allocate payments on the Accounts as described above, the Servicer agrees that it shall in any such event allocate, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with Article IV.  The parties hereto agree that Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Trust, or which would have been conveyed to the Trust but for the above described inability to transfer such Receivables, shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and that Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV.

(d)  In the event that, pursuant to subsection 2.4(d), the Transferor accepts reassignment of an Ineligible Receivable as a result of a breach of the representations and warranties in subsection 2.4(b) relating to such Receivable, then, in any such event, the Servicer agrees to account for payments received with respect to such Ineligible Receivable separately from its accounting for Collections on Principal Receivables retained by the Trust.  If payments received from or on behalf of an Obligor are not specifically applicable either to an Ineligible Receivable of such Obligor reassigned to the Transferor or to Receivables of such Obligor retained in the Trust, then the Servicer agrees to allocate payments proportionately based on the total amount of Principal Receivables of such Obligor retained in the Trust and the total amount owing by such Obligor on any Ineligible Receivables purchased by the Transferor, and the portion allocable to any Principal Receivables retained in the Trust shall be treated as Collections and deposited in accordance with the provisions of Article IV.

(e)  The Servicer shall not be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer in connection with servicing other credit card receivables.

(f)  The Servicer shall maintain fidelity bond coverage insuring against losses through wrongdoing of its officers and employees who are involved in the servicing of credit card receivables covering such actions and in such amounts as the Servicer believes to be reasonable from time to time.

Section 3.2  Servicing Compensation.  As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive a servicing fee (the “Servicing Fee”) prior to the termination of the Trust pursuant to Section 12.1.  The Servicing Fee shall be payable, with respect to each Series, at the times and in the amounts set forth in the related Supplement.  The Servicing Fee shall be allocated between the Investor Certificates (the “Investor Servicing Fee”) and the Transferor Certificate (the “Transferor Servicing Fee”).

The Servicer’s expenses include the amounts due to the Trustee pursuant to Section 11.5 and the reasonable fees and disbursements of independent public accountants and all other expenses incurred by the Servicer in connection with its activities hereunder; provided, however that the Servicer shall not be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation any federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith).  The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the servicing fee specified herein.

Section 3.3  Representations and Warranties of the Servicer.  Chase USA, as initial Servicer, hereby makes, as of the Amendment Closing Date, and any successor Servicer by its appointment hereunder shall make, as of the date of its appointment, the following representations and warranties on which the Trustee has relied in accepting the Receivables in Trust and in authenticating the Certificates:

(a)  Organization and Good Standing.  The Servicer is a banking corporation duly organized, validly existing and in good standing under the laws of the state of its organization, has full corporate power, authority and legal right to own its properties and conduct its credit card business as such properties are presently owned and as such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

(b)  Due Qualification.  The Servicer is duly qualified to do business and is in good standing (or is exempt from such requirement) and has obtained all necessary licenses and approvals, except to the extent that the failure so to qualify or register would not have a material adverse effect on the Servicer’s ability to perform its obligations hereunder.

(c)  Due Authorization.  The execution, delivery, and performance of this Agreement have been duly authorized by the Servicer by all necessary corporate action on the part of the Servicer.

(d)  Binding Obligation.  This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors’ rights in general or the rights of creditors of banking corporations organized under the laws of the State of New York.

(e)  No Violation.  The execution and delivery of this Agreement by the Servicer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Servicer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to the Servicer or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound except to the extent that the same could not reasonably be expected to have a material adverse effect on the Certificateholders or any Credit Enhancement Provider.

(f)  No Proceedings.  There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

(g)  Compliance with Requirements of Law.  The Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable and the related Account, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Receivable and the related Account and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable and the related Account the failure to comply with which would have a material adverse effect on the Certificateholders or any Credit Enhancement Provider.

Section 3.4  Reports and Records for the Trustee.

(a)  Daily Reports.  On each Business Day during any period during which the Servicer is required to make daily deposits to the Collection Account pursuant to subsection 4.3(a), the Servicer shall prepare and make available at the office of the Servicer for inspection by the Trustee a record setting forth (i) the aggregate amount of Collections processed by the Servicer on the preceding Business Day and (ii) the aggregate amount of Receivables as of the close of business on the preceding Business Day.

(b)  Monthly Servicer’s Certificate.  Unless otherwise stated in the related Supplement with respect to any Series, on each Determination Date the Servicer shall forward, as provided in Section 13.5, to the Trustee, the Paying Agent, any Credit Enhancement Provider and each Rating Agency, a certificate of a Servicing Officer in the form of Exhibit C (which includes the Schedule thereto specified as such in each Supplement) setting forth (i) the aggregate amount of Collections processed during the preceding Monthly Period, (ii) the aggregate amount of the applicable Investor Percentage of Collections of Principal Receivables processed by the Servicer pursuant to Article IV during the preceding Monthly Period with respect to each Series then outstanding, (iii) the aggregate amount of the applicable Investor Percentage of Collections of Finance Charge Receivables processed by the Servicer pursuant to Article IV during the preceding Monthly Period with respect to each Series then outstanding, (iv) the aggregate amount of Receivables processed as of the end of the last day of the preceding Monthly Period, (v) the balance on deposit in the Finance Charge Account, the Principal Account or any Series Account applicable to any Series then outstanding on such Determination Date with respect to Collections processed by the Servicer during the preceding Monthly Period, (vi) the aggregate amount, if any, of withdrawals, drawings or payments under any Credit Enhancement, if any, for each Series then outstanding required to be made with respect to the previous Monthly Period in the manner provided in the related Supplement, (vii) the sum of all amounts payable to the Investor Certificateholders of each Series (or for a Series of more than one Class, each such Class) on the succeeding Distribution Date in respect of Certificate Principal and Certificate Interest with respect to such preceding Monthly Period and (viii) such other matters as are set forth in Exhibit C.

Section 3.5  Annual Servicer’s Certificates.

(a)  Servicer Compliance Statement.  Within the earlier of 90 days after the end of each fiscal year of the Servicer or such date as required by Regulation AB, beginning after the end of fiscal year 2006, the Servicer will deliver to the Trustee, any Credit Enhancement Provider and each Rating Agency, the statement of compliance required under Item 1123 of Regulation AB with respect to such fiscal year in substantially the form of Exhibit D, which statement shall be in the form of an Officer’s Certificate of the Servicer to the effect that (i) a review of the activities of the Servicer during such fiscal year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such fiscal year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  A copy of such statement may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

(b)  Report of Assessment of Compliance with Servicing Criteria.  Within the earlier of 90 days after the end of each fiscal year of the Servicer or such date as required by Regulation AB, beginning after the end of fiscal year 2006, the Servicer will deliver to the Trustee, any Credit Enhancement Provider and each Rating Agency, a report of compliance with servicing criteria required under Item 1122 of Regulation AB with respect to such fiscal year in substantially the form of Exhibit H, which report will be in the form of an Officer’s Certificate of the Servicer to the effect that (i) the Servicer is responsible for assessing compliance with the servicing obligations under this Agreement; (ii) the Servicer has used the criteria in paragraph (d) of Item 1122 of Regulation AB to assess compliance with the servicing obligations under this Agreement; (iii) the Servicer has assessed compliance with the servicing obligations under this Agreement as of and for the period ending the end of such fiscal year and has disclosed any material instance of noncompliance identified by the Servicer; and (iv) a registered public accounting firm has issued an attestation report on the Servicer’s assessment of compliance with the servicing obligations under this Agreement as of and for the period ending the end of such fiscal year.  A copy of such report may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

Section 3.6  Annual Independent Accountants’ Servicing Report.

(a)  Within the earlier of 90 days after the end of each fiscal year of the Servicer or such date as required by Regulation AB, beginning after the end of fiscal year 2006, the Servicer shall cause a registered public accounting firm (who may also render other services to the Servicer or the Transferor) to furnish to the Trustee, any Credit Enhancement Provider and each Rating Agency an attestation report on each assessment of compliance with the servicing criteria with respect to the Servicer or any Affiliate thereof during the related fiscal year delivered by such accountants pursuant to Rule 13a-18 or Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  A copy of such report or reports may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

(b)  [RESERVED].

Section 3.7  Tax Treatment.  Except as otherwise provided in any related Supplement, the Transferor has structured this Agreement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable federal, state, local and foreign tax law as indebtedness.  Unless otherwise specified in the related Supplement, the Transferor, the Servicer, the Holder of the Transferor Certificate, each Investor Certificateholder, and each Certificate Owner, agree to treat and to take no action inconsistent with the treatment of the Investor Certificates (or beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income.  Each Investor Certificateholder and the Holder of the Transferor Certificate, by acquisition of its interest in the Transferor Interest; each Certificate Owner, by acquisition of a beneficial interest in a Certificate; and any owner of any Collateral Interest or interest therein, by acquisition of such interest therein, agrees to be bound by the provisions of this Section 3.7.  Each Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness under applicable tax law, as described in this Section 3.7.

Section 3.8  Notices to the Transferor.  In the event that the Transferor is no longer acting as Servicer, any Successor Servicer appointed pursuant to Section 10.2 shall deliver or make available to the Transferor each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Sections 3.4, 3.5 and 3.6.

[End of Article III]

ARTICLE IV

RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
AND APPLICATION OF COLLECTIONS

Section 4.1  Rights of Certificateholders.  Each Series of Investor Certificates shall represent Undivided Interests in the Trust, including the benefits of any Credit Enhancement issued with respect to such Series and the right to receive the Collections and other amounts at the times and in the amounts specified in this Article IV to be deposited in the Investor Accounts and any other Series Account (if so specified in the related Supplement) or to be paid to the Investor Certificateholders of such Series; provided, however, that the aggregate interest represented by such Certificates at any time in the Principal Receivables shall not exceed an amount equal to the Investor Interest at such time.  The Transferor Certificate or, as the case may be, the uncertificated interest in the Transferor Interest shall represent the remaining undivided interest in the Trust not allocated to the Investor Certificates and the other interests issued by the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in this Article IV to be paid to the Holder of the Transferor Certificate; provided, however, that if the Transferor elects to have its interest in the Transferor Interest be uncertificated as provided in Section 6.1 hereof, then such uncertificated interest shall represent the Transferor Interest; provided further, that the aggregate interest represented by such Transferor Certificate in the Principal Receivables or, as the case may be, the aggregate uncertificated interest of the Transferor in the Principal Receivables, shall not exceed the Transferor Interest at any time and such Transferor Certificate or, as the case may be, such uncertificated interest shall not represent any interest in the Investor Accounts, except as provided in this Agreement, or have the benefit of any Credit Enhancement issued with respect to any Series.

Section 4.2  Establishment of Accounts.

(a)  The Collection Account.  The Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Certificateholders (the “Collection Account”).  Pursuant to authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the revocable power to withdraw funds from the Collection Account for the purposes of carrying out its duties hereunder.

(b)  The Finance Charge and Principal Accounts.  The Trustee, for the benefit of the Investor Certificateholders, shall establish and maintain in the State of New York with the Paying Agent in the name of the Trust two Eligible Deposit Accounts (the “Finance Charge Account” and the “Principal Account”, respectively), bearing a designation clearly indicating that the funds therein are held for the benefit of the Investor Certificateholders; provided, however, that each of such accounts may be established as sub-accounts of the Collection Account.  The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account and the Principal Account and in all proceeds thereof.  The Finance Charge Account and the Principal Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders.  Pursuant to authority granted to it hereunder, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Finance Charge Account and the Principal Account for the purpose of carrying out the Servicer’s duties hereunder.  The Trustee at all times shall maintain accurate records reflecting each transaction in the Principal Account and the Finance Charge Account and that funds held therein shall at all times be held in trust for the benefit of the Investor Certificateholders.

(c)  The Distribution Account.  The Trustee, for the benefit of the Investor Certificateholders, shall cause to be established and maintained in the name of the Trust, an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Investor Certificateholders (the “Distribution Account”).  The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Distribution Account and in all proceeds thereof.  The Distribution Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders.

(d)  The Excess Funding Account.  The Trustee, for the benefit of the Investor Certificateholders, shall establish and maintain an Eligible Deposit Account bearing a designation clearly indicating that the funds therein are held for the benefit of the Investor Certificateholders (the “Excess Funding Account”).  The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Excess Funding Account and in all proceeds thereof.  The Excess Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders.  If, at any time, the Excess Funding Account ceases to be an Eligible Deposit Account, the Trustee shall notify the Rating Agency and within 10 Business Days establish a new Eligible Deposit Account which shall be designated as the new Excess Funding Account and shall transfer any cash or any investments to such new Excess Funding Account.  From the date such new Excess Funding Account is established, it shall be the “Excess Funding Account.”  Pursuant to authority granted to it hereunder, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Excess Funding Account for the purpose of carrying out the Servicer’s duties hereunder.  The Trustee at all times shall maintain accurate records reflecting each transaction in the Excess Funding Account and that funds held therein shall at all times be held in trust for the benefit of the Investor Certificateholders.  In no event shall it be the responsibility of the Trustee to determine whether the Excess Funding Account is an Eligible Deposit Account.

(e)  Series Accounts.  If so provided in the related Supplement, the Trustee, for the benefit of the Investor Certificateholders, shall cause to be established and maintained in the name of the Trust, one or more Series Accounts.  Each such Series Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders of such Series.  Each such Series Account will be an Eligible Deposit Account, if so provided in the related Supplement, and will have such other features, and amounts therein will be applied, as set forth in the related Supplement.

(f)  Administration of the Finance Charge, Principal Accounts and Excess Funding Account.  Funds on deposit in the Principal Account, the Finance Charge Account and the Excess Funding Account shall at all times be invested in Permitted Investments.  Any such investment shall mature and such funds shall be available for withdrawal on or prior to the Transfer Date related to the Monthly Period in which such funds were processed for collection, or if so specified in the related Supplement, immediately preceding a Distribution Date.  The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities evidencing the Permitted Investments described in clause (a) of the definition thereof from the time of purchase thereof until the time of sale or maturity; provided, however that no such investment shall be disposed of prior to its maturity date.  At the end of each month, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Principal Account and the Finance Charge Account shall be deposited by the Trustee in an Eligible Deposit Account in the name of the Transferor, or a Person designated in writing by the Servicer, which shall not constitute a part of the Trust, or shall otherwise be turned over by the Trustee to the Transferor not less frequently than monthly, and all interest and earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account shall be deposited by the Trustee in the Finance Charge Account for application as Collections of Finance Charge Receivables.  Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, of which the Trustee shall have received written notification thereof, shall instruct the Trustee with respect to the investment of funds on deposit in the Principal Account and the Finance Charge Account.  For purposes of determining the availability of funds or the balances in the Finance Charge Account, the Principal Account and, except as provided in the second preceding sentence, the Excess Funding Account, for any reason under this Agreement, all investment earnings on such funds shall be deemed not to be available or on deposit.  In no event shall it be the responsibility of the Trustee to determine whether an investment is a Permitted Investment.

Section 4.3  Collections and Allocations.

(a)  Collections.  Except as provided below, the Servicer shall deposit all Collections in the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing.  In the event of the insolvency of the Servicer, then, immediately upon the occurrence of such event and thereafter, the Servicer shall deposit all Collections into the Collection Account, and in no such event shall the Servicer deposit any Collections thereafter into any account established, held or maintained with the Servicer.

The Servicer shall allocate such amounts to each Series of Investor Certificates and to the Holder of the Transferor Certificate in accordance with this Article IV and shall withdraw the required amounts from the Collection Account or pay such amounts to the Holder of the Transferor Certificate in accordance with this Article IV, in both cases as modified by any Supplement.  The Servicer shall make such deposits or payments on the date indicated in the applicable Supplement in immediately available funds or as otherwise provided in the Supplement for any Series of Certificates with respect to such Series.

Notwithstanding anything in this Agreement to the contrary, for so long as, and only so long as, the Transferor shall remain the Servicer hereunder, and (w)(i) the Servicer provides to the Trustee a letter of credit covering collection risk of the Servicer, and (ii) the Transferor shall not have received a notice from any Rating Agency that such a letter of credit would result in the withdrawal or downgrade of such Rating Agency’s then-existing rating of the Investor Certificates, or (x) the Servicer shall have and maintain a certificate of deposit or short-term deposit rating of “P-1” by Moody’s and of “A-1” by Standard & Poor’s, the Servicer need not deposit Collections into the Collection Account, the Principal Account, the Finance Charge Account, the Excess Funding Account or any Series Account, as provided in any Supplement, or make payments to the Holder of the Transferor Certificate as provided in Article IV, but may make such deposits, payments and withdrawals on each Transfer Date in an amount equal to the net amount of such deposits, payments and withdrawals which would have been made but for the provisions of this paragraph.

Notwithstanding anything else in this Agreement to the contrary, with respect to any Monthly Period, whether the Servicer is required to make monthly or daily deposits from the Collection Account into the Finance Charge Account, the Principal Account, the Excess Funding Account or any Series Account, as provided in any Supplement, (y) the Servicer will only be required to deposit Collections from the Collection Account into the Finance Charge Account, the Principal Account, the Excess Funding Account or any Series Account in an amount equal to the lesser of (I) the amount required to be deposited into any such deposit account pursuant to the terms of this Agreement or any Supplement and (II) the amount required to be distributed on or prior to the related Distribution Date to Investor Certificateholders or to any Credit Enhancement Provider pursuant to the terms of any Supplement or agreement relating to such Credit Enhancement and (z) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (y) above, the Servicer will be permitted to withdraw the excess from the Collection Account.

(b)  Allocations for the Holder of the Transferor Certificate.  Throughout the existence of the Trust, unless otherwise stated in any Supplement, the Servicer shall allocate to the Holder of the Transferor Certificate an amount equal to the product of (A) the Transferor Percentage and (B) the aggregate amount of such Collections allocated to Principal Receivables and Finance Charge Receivables, respectively, in respect of each Monthly Period.  Notwithstanding anything in this Agreement to the contrary, unless otherwise stated in any Supplement, the Servicer need not deposit this amount or any other amounts so allocated to the Holder of the Transferor Certificate pursuant to any Supplement into the Collection Account and shall pay, or be deemed to pay, such amounts as collected to the Holder of the Transferor Certificate.

(c)  Adjustments for Miscellaneous Credits and Fraudulent Charges.  The Servicer shall be obligated to reduce on a net basis in each Monthly Period the aggregate amount of Principal Receivables used to calculate the Transferor Interest as provided in this subsection 4.3(c) (a “Credit Adjustment”) with respect to any Principal Receivable (i) which was created in respect of merchandise refused or returned by the Obligor thereunder or as to which the Obligor thereunder has asserted a counterclaim or defense, (ii) which is reduced by the Servicer by any rebate, refund, charge-back or adjustment (including Servicer errors) or (iii) which was created as a result of a fraudulent or counterfeit charge.

In the event that the inclusion of the amount of a Credit Adjustment in the calculation of the Transferor Interest would cause the Transferor Interest to be an amount less than the Minimum Transferor Interest, the Transferor shall make a deposit, no later than the Business Day following the Date of Processing of such Credit Adjustment, into the Excess Funding Account in immediately available funds in an amount equal to the amount by which such Credit Adjustment would cause the Transferor Interest to be less than the Minimum Transferor Interest on such Date of Processing.

(d)  Transfer of Defaulted Accounts and Accounts with Zero Balances.  Unless otherwise provided in any Supplement, on the date on which (i) an Account becomes a Defaulted Account, (ii) an Account (A) with respect to which the card has been lost, stolen or authorization prohibited, and (B) which has had an outstanding balance of zero for at least six months, has been closed by the Servicer, or (iii) an Account (A) which has been designated by the Servicer as “frozen”, revoked or interest accrual prohibited, and (B) which has had an outstanding balance of zero for at least two months, has been closed by the Servicer, the Trust shall automatically and without further action or consideration be deemed to transfer, set over, and otherwise convey to the Transferor, without recourse, representation or warranty, all the right, title and interest of the Trust in and to the Receivables in such Defaulted Accounts and Accounts with zero balances, including, with respect to Defaulted Accounts, all monies due or to become due with respect to such Receivables, all proceeds of such Receivables and Insurance Proceeds relating to such Receivables allocable to the Trust.  Notwithstanding any such transfer of Accounts, amounts recovered with respect to such Defaulted Accounts may still be allocated to the Trust to the extent provided for in the definition of Recoveries.

(e)  Operation of Excess Funding Account.  On each Determination Date on which one or more Series is in its Amortization Period or Accumulation Period, the Servicer shall determine the aggregate amount of Principal Shortfalls, if any, with respect to each such Series that is a Principal Sharing Series, and the Servicer shall instruct the Trustee to withdraw such amount (up to the Excess Funding Amount) from the Excess Funding Account on the next succeeding Transfer Date and deposit such amount into the Distribution Account for allocation among each such Series as Shared Principal Collections as specified in each related Supplement.  On any Business Day on which the Transferor Interest exceeds the Minimum Transferor Interest, the Servicer shall instruct the Trustee to withdraw the amount of such excess (up to the Excess Funding Amount) from the Excess Funding Account on such day and pay such amount to the Holder of the Transferor Certificate.

Section 4.4  Allocations During Funding Period.  To the extent that the Servicer establishes an Eligible Deposit Account as a pre-funding account (the “Pre-Funding Account”) with respect to any Series, bearing a designation indicating that the funds deposited therein are for the benefit of such Series, during the period (the “Funding Period”), as set forth in the related Supplement, that the Pre-Funding Account maintains a balance, the date upon which an increase in the Invested Amount of such Series in accordance with the terms of such related Supplement occurs shall be treated as an Addition Date solely for the purpose of calculating the applicable Investor Percentages.  Such Addition Date shall be deemed to occur on the date of each such increase and the applicable Investor Percentages shall be calculated accordingly.

Section 4.5  [RESERVED].

[THE REMAINDER OF ARTICLE IV IS RESERVED AND SHALL BE SPECIFIED IN ANY SUPPLEMENT WITH RESPECT TO ANY SERIES]

[End of Article IV]

ARTICLE V

[ARTICLE V IS RESERVED AND SHALL
BE SPECIFIED IN ANY SUPPLEMENT
WITH RESPECT TO ANY SERIES]

[End of Article V]

ARTICLE VI

THE CERTIFICATES

Section 6.1  The Certificates.  Subject to Sections 6.10 and 6.13, the Investor Certificates of each Series and any Class thereof may be issued in bearer form (the “Bearer Certificates”) to a certificateholder (“Bearer Certificateholder”) with attached interest coupons and a special coupon (collectively, the “Coupons”) or in fully registered form (the “Registered Certificates”), and shall be substantially in the form of the exhibits with respect thereto attached to the related Supplement.  The Transferor may elect at any time, by written notice to the Trustee, to have its interest in the Transferor Interest be (i) an uncertificated interest or (ii) evidenced by a Transferor Certificate.  If the Transferor elects to have its interest in the Transferor Interest be uncertificated, it shall deliver to the Trustee for cancellation any Transferor Certificate previously issued.  If the Transferor elects to have its interest in the Transferor Interest be evidenced by a Transferor Certificate, the Transferor Certificate shall be issued pursuant hereto or to Section 6.9 or Section 6.10, substantially in the form of Exhibit A and shall upon issue be executed and delivered by the Transferor to the Trustee for authentication and redelivery as provided in Sections 2.1 and 6.2.  The Investor Certificates shall, upon issue pursuant hereto or to Section 6.9 or Section 6.10, be executed and delivered by the Transferor to the Trustee for authentication and redelivery as provided in Sections 2.1 and 6.2.  Any Investor Certificate shall be issuable in a minimum denomination of $1,000 Undivided Interest and integral multiples thereof, unless otherwise specified in any Supplement.  The Transferor Certificate, if applicable, shall be issued as a single certificate.  Each Certificate shall be executed by manual or facsimile signature on behalf of the Transferor by its President or any Vice President.  Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Transferor or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication except Bearer Certificates which shall be dated the applicable New Issuance Date.

Section 6.2  Authentication of Certificates.  Contemporaneously with the initial assignment and transfer of the Receivables, whether now existing or hereafter created (other than Receivables in Additional Accounts) and the other components to the Trust, the Trustee shall authenticate and deliver the initial Series of Investor Certificates, upon the written order of the Transferor, to the underwriters for the sale of the Book-Entry Certificates evidenced by such Investor Certificates, and against payment to the Transferor of the Initial Investor Interest (net of any purchase or underwriting discount).  Upon the receipt of such payment and the issuance of the Investor Certificates, such Investor Certificates shall be fully paid and non-assessable.  The Trustee shall authenticate and deliver the Transferor Certificate to the Transferor simultaneously with its delivery to the Transferor of the initial Series of Investor Certificates.  In connection with the New Issuance as provided in Section 6.9 and the satisfaction of certain other conditions specified therein, the Trustee shall authenticate and deliver the Investor Certificates of additional Series (with the designation provided in the related Supplement), upon the order of the Transferor, to the Persons designated in such Supplement.  If specified in the related Supplement for any Series, the Trustee shall authenticate and deliver outside the United States the Global Certificate that is issued upon original issuance thereof, upon the written order of the Transferor, to the Depository against payment of the purchase price therefor.  If specified in the related Supplement for any Series, the Trustee shall authenticate Book-Entry Certificates that are issued upon original issuance thereof, upon the written order of the Transferor, to a Clearing Agency or its nominee as provided in Section 6.10 against payment of the purchase price thereof.

Section 6.3  Registration of Transfer and Exchange of Certificates.

(a)  The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the “Transfer Agent and Registrar”), in accordance with the provisions of Section 11.16, a register (the “Certificate Register”) in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates of each Series (unless otherwise provided in the related Supplement) and of transfers and exchanges of the Investor Certificates as herein provided.  The Bank of New York is hereby initially appointed Transfer Agent and Registrar for the purposes of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided.  If any form of Investor Certificate is issued as a Global Certificate, the Trustee may, or if and so long as any Series of Investor Certificates are listed on the Luxembourg Stock Exchange and such exchange shall so require, the Trustee shall appoint a co-transfer agent and co-registrar in Luxembourg or another European city.  Any reference in this Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context otherwise requires.  The Transfer Agent and Registrar shall be permitted to resign as Transfer Agent and Registrar upon 30 days’ written notice to the Servicer.  In the event that The Bank of New York or any successor shall no longer be the Transfer Agent and Registrar, the Trustee shall appoint a successor Transfer Agent and Registrar.

Upon surrender for registration of transfer of any Certificate at any office or agency of the Transfer Agent and Registrar, the Transferor shall execute, subject to the provisions of subsection 6.3(c), and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of like aggregate Undivided Interests; provided, however that the provisions of this paragraph shall not apply to Bearer Certificates.

At the option of an Investor Certificateholder, Investor Certificates may be exchanged for other Investor Certificates of the same Series in authorized denominations of like aggregate Undivided Interests, upon surrender of the Investor Certificates to be exchanged at any such office or agency.  At the option of any Holder of Registered Certificates, Registered Certificates may be exchanged for other Registered Certificates of the same Series in authorized denominations of like aggregate Undivided Interests in the Trust, upon surrender of the Registered Certificates to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose.  At the option of a Bearer Certificateholder, subject to applicable laws and regulations (including without limitation, the Bearer Rules), Bearer Certificates may be exchanged for other Bearer Certificates or Registered Certificates of the same Series in authorized denominations of like aggregate Undivided Interests in the Trust, in the manner specified in the Supplement for such Series, upon surrender of the Bearer Certificates to be exchanged at an office or agency of the Transfer Agent and Registrar located outside the United States.  Each Bearer Certificate surrendered pursuant to this Section 6.3 shall have attached thereto (or be accompanied by) all unmatured Coupons, provided that any Bearer Certificate so surrendered after the close of business on the Record Date preceding the relevant Distribution Date after the related Series Termination Date need not have attached the coupons relating to such Distribution Date.

Whenever any Investor Certificates of any Series are so surrendered for exchange, the Transferor shall execute, and the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) deliver, the Investor Certificates of such Series which the Certificateholder making the exchange is entitled to receive.  Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney-in-fact duly authorized in writing.

The preceding provisions of this Section 6.3 notwithstanding, the Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Investor Certificate of any Series for a period of 15 days preceding the due date for any payment with respect to the Investor Certificates of such Series.

Unless otherwise provided in the related Supplement, no service charge shall be made for any registration of transfer or exchange of Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

All Investor Certificates (together with any Coupons attached to Bearer Certificates) surrendered for registration of transfer and exchange shall be canceled by the Transfer Agent and Registrar and disposed of in a manner satisfactory to the Trustee.  The Trustee shall cancel and destroy any Global Certificates upon the exchange thereof in full for Definitive Certificates and shall deliver a certificate of destruction to the Transferor.  Such certificate shall also state that a certificate or certificates of each Foreign Clearing Agency to the effect referred to in Section 6.12 was received with respect to each portion of such Global Certificate exchanged for Definitive Certificates.

The Transferor shall execute and deliver to the Trustee or the Transfer Agent and Registrar, as applicable, Bearer Certificates and Registered Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement and the Certificates.

(b)  Except as provided in Section 6.9 or 7.2 or in any Supplement, in no event shall the Transferor Certificate or any interest therein, or, as the case may be, the uncertificated interest in the Transferor Interest or any interest therein, be transferred hereunder, in whole or in part, unless the Transferor shall have consented in writing to such transfer and the Trustee shall have received a Tax Opinion with respect to such transfer (a copy of which shall be provided to the Rating Agencies).

(c)  Unless otherwise provided in the related Supplement, registration of transfer of Registered Certificates containing a legend relating to the restrictions on transfer of such Registered Certificates (which legend shall be set forth in the Supplement relating to such Investor Certificates) shall be effected only if the conditions set forth in such related Supplement are satisfied.

Whenever a Registered Certificate containing the legend sat forth in the related Supplement is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek instructions from the Servicer regarding such transfer.  The Transfer Agent and Registrar and the Trustee shall be entitled to receive written instructions signed by a Servicing Officer prior to registering any such transfer or authenticating new Registered Certificates, as the case may be.  The Servicer hereby agrees to indemnify the Transfer Agent and Registrar and the Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in reliance on any such written instructions furnished pursuant to this subsection 6.3(c).

(d)  The Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, the City of New York (and subject to this Section 6.3, if specified in the related Supplement for any Series, any other city designated in such Supplement) an office or offices or an agency or agencies where Investor Certificates of such Series may be surrendered for registration of transfer or exchange.

Section 6.4  Mutilated, Destroyed, Lost or Stolen Certificates.  If (a) any mutilated Certificate (together, in the case of Bearer Certificates, with all unmatured Coupons, if any, appertaining thereto) is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be reasonably required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Transferor shall execute and the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) deliver (in compliance with applicable law), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Undivided Interest.  In connection with the issuance of any new Certificate under this Section 6.4, the Trustee or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Transfer Agent and Registrar) connected therewith.  Any duplicate Certificate issued pursuant to this Section 6.4 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed certificate shall be found at any time.

Section 6.5  Persons Deemed Owners.  Prior to due presentation of a Certificate for registration of transfer, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article V (as described in any Supplement) and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary; provided, however, that in determining whether the holders of Investor Certificates evidencing the requisite Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, unless otherwise expressly specified herein or in the related Supplement, Investor Certificates owned by the Transferor, the Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Investor Certificates which a Responsible Officer in the Corporate Trust Office of the Trustee knows to be so owned shall be so disregarded.  Investor Certificates so owned that have been pledged in good faith shall not be disregarded as outstanding, if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Investor Certificates and that the pledgee is not the Transferor, the Servicer or an Affiliate thereof.

In the case of a Bearer Certificate, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the holder of a Bearer Certificate or Coupon as the owner of such Bearer Certificate or Coupon for the purpose of receiving distributions pursuant to Article IV and Article XII and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary.  Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding, if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Investor Certificates and that the pledgee is not the Transferor, the Servicer or an Affiliate thereof.

Section 6.6  Appointment of Paying Agent.

(a)  The Paying Agent shall make distributions to Investor Certificateholders from the appropriate account or accounts maintained for the benefit of Certificateholders as specified in this Agreement or the related Supplement for any Series pursuant to Articles IV and V (as described in the related Supplement).  Any Paying Agent shall have the revocable power to withdraw funds from such appropriate account or accounts for the purpose of making distributions referred to above.  The Trustee (or the Servicer if the Trustee is the Paying Agent) may revoke such power and remove the Paying Agent, if the Trustee (or the Servicer if the Trustee is the Paying Agent) determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect or for other good cause.  The Trustee (or the Servicer if the Trustee is the Paying Agent) shall notify the Rating Agency of the removal of any Paying Agent.  The Paying Agent, unless the Supplement with respect to any Series states otherwise, shall be the

Trustee.  If any form of Investor Certificate is issued as a Global Certificate, or if and so long as any Series of Investor Certificates are listed on the Luxembourg Stock Exchange and such exchange shall so require, the Trustee shall appoint a co-paying agent in Luxembourg or another European city.  The Paying Agent shall be permitted to resign as Paying Agent upon 30 days’ written notice to the Servicer.  In the event that any Paying Agent shall no longer be the Paying Agent, the Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company).  The provisions of Sections 11.1, 11.2 and 11.3 shall apply to the Trustee also in the capacity of Paying Agent, for so long as the Trustee shall act as Paying Agent.  Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

If specified in the related Supplement for any Series, so long as the Investor Certificates of such Series are outstanding, the Transferor shall maintain a co-paying agent in New York City (for Registered Certificates only) or any other city designated in such Supplement which, if and so long as any Series of Investor Certificates is listed on the Luxembourg Stock Exchange or other stock exchange and such exchange so requires, shall be in Luxembourg or the location required by such other stock exchange.

(b)  The Trustee shall cause the Paying Agent (other than itself) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree, and if the Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Internal Revenue Code regarding the withholding by the Trustee of payments in respect of federal income taxes due from Certificate Owners.

Section 6.7  Access to List of Certificateholders’ Names and Addresses.  The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Servicer or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor from the Servicer or the Paying Agent, respectively, in writing, a list in such form as the Servicer or the Paying Agent may reasonably require, of the names and addresses of the Investor Certificateholders as of the most recent Record Date for payment of distributions to Investor Certificateholders.  Unless otherwise provided in the related Supplement, holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Investor Interest of the Investor Certificates of any Series (the “Applicants”) may apply in writing to the Trustee, and if such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee or the Transfer Agent and Registrar and shall give the Servicer notice that such request has been made, within five Business Days after the receipt of such application.  Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants’ request.  Every Certificateholder, by receiving and holding a Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of

their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was obtained.

Section 6.8  Authenticating Agent.

(a)  The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates.  Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent.  Each authenticating agent must be acceptable to the Transferor.

(b)  Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

(c)  An authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Transferor.  The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Transferor.  Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Transferor, the Trustee promptly may appoint a successor authenticating agent.  Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent.  No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Transferor.

(d)  The Trustee agrees to pay each authenticating agent from time to time reasonable compensation for its services under this Section 6.8, and the Trustee shall be entitled to be reimbursed and the Servicer shall reimburse the Trustee for such reasonable payments actually made, subject to the provisions of Section 11.5.

(e)  The provisions of Sections 11.1, 11.2 and 11.3 shall be applicable to any authenticating agent.

(f)  Pursuant to an appointment made under this Section 6.8, the Certificates may have endorsed thereon, in lieu of the Trustee’s certificate of authentication, an alternate certificate of authentication in substantially the following form:

This is one of the certificates described in the Pooling and Servicing Agreement.

______________________________,
as Authenticating Agent
  for the Trustee

By:___________________________
   Authorized signatory

Section 6.9  New Issuances.

(a)  Upon the issuance of Investor Certificates of a new Series, the Trustee shall issue to the Holder of the Transferor Certificate under Section 6.1, for execution and redelivery to the Trustee for authentication under Section 6.2, Investor Certificates of such Series.  Each Investor Certificate of any such Series shall be substantially in the form specified in the related Supplement and shall bear upon its face the designation for such Series to which it belongs, as selected by the Transferor.  Except as specified in any Supplement for a related Series, all Investor Certificates of any Series shall rank paripassu and be equally and ratably entitled as provided herein to the benefits hereof (except that the Credit Enhancement provided for any Series shall not be available for any other Series) without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the related Supplement.

(b)  The Holder of the Transferor Certificate may permit Investor Certificates of one or more new Series to be issued (each, a “New Issuance”) by notifying the Trustee in writing at least three days in advance (a “New Issuance Notice”) of the date upon which the New Issuance is to occur (a “New Issuance Date”).  Any New Issuance Notice shall state the designation of any Series (and Class thereof, if applicable) to be issued on the New Issuance Date and, with respect to each such Series:  (i) its Initial Investor Interest (or the method for calculating such Initial Investor Interest), (ii) its Certificate Rate (or the method for allocating interest payments or other cash flows to such Series), if any, and (iii) the Credit Enhancement Provider, if any, with respect to such Series.  On the New Issuance Date, the Trustee shall authenticate and deliver the Investor Certificates of any such Series only upon delivery to it of the following:  (A) a Supplement satisfying the criteria set forth in subsection 6.9(c) executed by the Transferor and specifying the Principal Terms of such Series, (B) the applicable Credit Enhancement, if any, (C) the agreement, if any, pursuant to which the Credit Enhancement Provider agrees to provide any Credit Enhancement, (D) an Opinion of Counsel to the effect that, unless otherwise stated in the related Supplement, the Investor Certificates of the newly issued Series or Class of Investor Certificates will be treated as debt for United States federal income and Delaware state income and corporate franchise tax purposes, (E) a Tax Opinion with respect to the issuance of such Series, (F) written confirmation from each Rating Agency that the New Issuance will satisfy the Rating Agency Condition, and (G) an Officer’s Certificate signed by a Vice President (or any more senior officer) of the Transferor, that on the New Issuance Date (x) the Transferor, after giving effect to such New Issuance, would not be required to add Additional Accounts pursuant to subsection 2.6(a) and (y) after giving effect to such New Issuance, the Transferor Interest would be at least equal to the

Minimum Transferor Interest.  Upon satisfaction of such conditions, the Trustee shall issue the Investor Certificates of such Series and, if there is a currently existing Transferor Certificate, upon presentation of such Transferor Certificate to the Trustee for cancellation, a new Transferor Certificate, if applicable, dated the New Issuance Date, as provided above.  There is no limit to the number of New Issuances that may be performed under this Agreement.

(c)  In conjunction with a New Issuance, the parties hereto shall execute a Supplement, which shall specify the relevant terms with respect to the Investor Certificates of any newly issued Series, which may include without limitation:  (i) its name or designation, (ii) the Initial Investor Interest or the method of calculating the Initial Investor Interest, (iii) the method of determining any adjusted Investor Interest, if applicable, (iv) the Certificate Rate (or formula for the determination thereof), (v) the Closing Date, (vi) each Rating Agency rating such Series, (vii) the name of the Clearing Agency, if any, (viii) the rights of the Holder of the Transferor Certificate that have been transferred to the Holders of such Series pursuant to such New Issuance (including any rights to allocations of Collections of Finance Charge Receivables and Principal Receivables), (ix) the interest payment date or dates and the date or dates from which interest shall accrue, (x) the periods during which or dates on which principal will be paid or accrued, (xi) the method of allocating Collections with respect to Principal Receivables for such Series and, if applicable, with respect to other Series, the method by which the principal amount of Investor Certificates of such Series shall amortize or accrete and the method for allocating Collections with respect to Finance Charge Receivables and Receivables in Defaulted Accounts, (xii) any other Collections with respect to Receivables or other amounts available to be paid with respect to such Series, (xiii) the names of any accounts to be used by such Series and the terms governing the operation of any such account and use of moneys therein, (xiv) the Servicing Fee and the Series Servicing Fee Percentage, (xv) the Minimum Transferor Interest and the Series Termination Date, (xvi) the terms of any Credit Enhancement with respect to such Series and the Credit Enhancement Provider, if applicable, (xvii) the Base Rate applicable to such Series, (xviii) the terms on which the Certificates of such Series may be repurchased or remarketed to other investors, (xix) any deposit into any account provided for such Series, (xx) the number of Classes of such Series and, if more than one Class, the rights and priorities of each such Class, (xxi) whether Interchange or other fees will be included in the funds available to be paid for such Series, (xxii) the priority of any Series with respect to any other Series, (xxiii) the Minimum Aggregate Principal Receivables, (xxiv) whether such Series will be part of a Group, (xxv) whether such Series will or may be a Companion Series and the Series with which it will be paired, if applicable, and (xxvi) any other relevant terms of such Series (including whether or not such Series will be pledged as collateral for an issuance of any other securities, including commercial paper) (all such terms, the “Principal Terms” of such Series).  The terms of such Supplement may modify or amend the terms of this Agreement solely as applied to such new Series.  If on the date of the issuance of such Series there is issued and outstanding one or more Series of Investor Certificates and no Series of Investor Certificates is currently rated by a Rating Agency, then as a condition to such New Issuance a nationally recognized investment banking firm or commercial bank shall also deliver to the Trustee an officer’s certificate stating, in substance, that the New Issuance will not have an adverse effect on the timing or distribution of payments to the Investor Certificates of such other Series then issued and outstanding.

Section 6.10  Book-Entry Certificates.  Unless otherwise provided in any related Supplement, the Investor Certificates, upon original issuance, shall be issued in the form of typewritten Certificates representing the Book-Entry Certificates, to be delivered to the depository specified in such Supplement (the “Depository”) which shall be the Clearing Agency or Foreign Clearing Agency, by or on behalf of such Series.  The Investor Certificates of each Series shall, unless otherwise provided in the related Supplement, initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency or Foreign Clearing Agency.  No Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the related Series of Investor Certificates, except as provided in Section 6.12. Unless and until definitive, fully registered Investor Certificates of any Series (“Definitive Certificates”) have been issued to Certificate Owners pursuant to Section 6.12:

(i)  the provisions of this Section 6.10 shall be in full force and effect with respect to each such Series;

(ii)  the Transferor, the Servicer, the Paying Agent, the Transfer Agent and Registrar and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions on the Investor Certificates of each such Series) as the authorized representatives of the Certificate Owners;

(iii)  to the extent that the provisions of this Section 6.10 conflict with any other provisions of this Agreement, the provisions of this Section 6.10 shall control with respect to each such Series; and

(iv)  the rights of Certificate Owners of each such Series shall be exercised only through the Clearing Agency or Foreign Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants.  Pursuant to the Depository Agreement applicable to a Series, unless and until Definitive Certificates of such Series are issued pursuant to Section 6.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

Section 6.11  Notices to Clearing Agency.  Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.12, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Investor Certificates to the Clearing Agency or Foreign Clearing Agency for distribution to Holders of Investor Certificates.

Section 6.12  Definitive Certificates.  If (i) (A) the Transferor advises the Trustee in writing that the Clearing Agency or Foreign Clearing Agency is no longer willing or able to discharge properly its responsibilities under the applicable Depository Agreement, and (B) the Trustee or the Transferor is unable to locate a qualified successor, (ii) the Transferor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or Foreign Clearing Agency with respect to any Series of Certificates or (iii) after the occurrence of a Servicer Default, Certificate Owners of a Series representing beneficial interests aggregating not less than 50% of the Investor Interest of such Series advise the Trustee and the applicable Clearing Agency or Foreign Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system through the applicable Clearing Agency or Foreign Clearing Agency is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners of such Series, through the applicable Clearing Agency Participants, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners of such Series requesting the same.  Upon surrender to the Trustee of the Investor Certificates of such Series by the applicable Clearing Agency or Foreign Clearing Agency, accompanied by registration instructions from the applicable Clearing Agency or Foreign Clearing Agency for registration, the Trustee shall issue the Definitive Certificates of such Series.  Neither the Transferor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates of such Series all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates of such Series as Certificateholders of such Series hereunder.

Section 6.13  Global Certificate.  If specified in the related Supplement for any Series, the Investor Certificates may be initially issued in the form of a single temporary Global Certificate (the “Global Certificate”) in bearer form, without interest coupons, in the denomination of the Initial Investor Interest and substantially in the form attached to the related Supplement.  Unless otherwise specified in the related Supplement, the provisions of this Section 6.13 shall apply to such Global Certificate.  The Global Certificate will be authenticated by the Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Certificates.  The Global Certificate may be exchanged in the manner described in the related Supplement for Registered or Bearer Certificates in definitive form.

Section 6.14  Meetings of Certificateholders.  To the extent provided by the Supplement for any Series issued in whole or in part in Bearer Certificates, the Servicer or the Trustee may at any time call a meeting of the Certificateholders of such Series, to be held at such time and at such place as the Servicer or the Trustee, as the case may be, shall determine, for the purpose of approving a modification of or amendment to, or obtaining a waiver of, any covenant or condition set forth in this Agreement with respect to such Series or in the Certificates of such Series, subject to Section 13.1 of this Agreement.

[End of Article VI]

ARTICLE VII

OTHER MATTERS RELATING
TO THE TRANSFEROR

Section 7.1  Liability of the Transferor.  The Transferor shall be liable in accordance herewith to the extent of the obligations specifically undertaken by the Transferor.

Section 7.2  Merger or Consolidation of, or Assumption of the Obligations of, the Transferor.

(a)  The Transferor shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

(i)  (A) the Transferor is the surviving entity or (B) if the Transferor is not the surviving entity, the corporation formed by such consolidation or into which the Transferor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Transferor substantially as an entirety shall be organized and existing under the laws of the United States of America or any state thereof or the District of Columbia, and shall be a national banking association, state banking corporation or other entity which is not subject to the bankruptcy laws of the United States of America and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Transferor, as applicable hereunder and shall benefit from all the rights granted to the Transferor, as applicable hereunder.  To the extent that any right, covenant or obligation of the Transferor, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity.  In furtherance hereof, in applying this Section 7.2 to a successor entity, Section 9.2 hereof shall be applied by reference to events of involuntary liquidation, receivership or conservatorship applicable to such successor entity as shall be set forth in the Officer’s Certificate described in subsection 7.2(a)(ii);

(ii)  the Transferor shall have delivered to the Trustee an Officer’s Certificate signed by a Vice President (or any more senior officer) of the Transferor stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 7.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding with respect to the Transferor; and

(iii)  the Transferor shall have delivered notice to the Rating Agency of such consolidation, merger, conveyance or transfer.

(b)  The obligations of the Transferor hereunder shall not be assignable nor shall any Person succeed to the obligations of the Transferor hereunder (i) except for mergers, consolidations, assumptions or transfers in accordance with the provisions of the foregoing paragraph or (ii) unless the assignee with respect to such obligations shall be organized and existing under the laws of the United States of America or any state thereof or the District of Columbia, and shall be a national banking association, state banking corporation or other entity which is not subject to the bankruptcy laws of the United States of America and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Transferor, as applicable hereunder and shall benefit from all the rights granted to the Transferor, as applicable hereunder.  To the extent that any right, covenant or obligation of the Transferor, as applicable hereunder, is inapplicable to the assignee, such assignee shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such assignee.

Section 7.3  Limitation of Liability.  The directors, officers, employees or agents of the Transferor shall not be under any liability to the Trust, the Trustee, the Certificateholders, any Credit Enhancement Provider or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any Supplement and the issuance of the Certificates; provided, however, that this provision shall not protect the officers, directors, employees, or agents of the Transferor against any liability which would otherwise be imposed by reason of willful misfeasance or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  Except as provided in Section 7.4, the Transferor shall not be under any liability to the Trust, the Trustee, the Certificateholders, any Credit Enhancement Provider or any other Person for any action taken or for refraining from the taking of any action in its capacity as Transferor pursuant to this Agreement or any Supplement whether arising from express or implied duties under this Agreement or any Supplement; provided, however, that this provision shall not protect the Transferor against any liability which would otherwise be imposed by reason of willful misfeasance or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The Transferor and any director, officer, employee or agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

Section 7.4  Liabilities.  Notwithstanding Section 7.3 (and notwithstanding Sections 3.2, 8.3, 8.4 and 11.11), or any other provision herein, the Transferor by entering into this Agreement, any Holder of the Transferor Certificate and any holder of an interest in the Transferor Interest by its acceptance thereof, agree to be liable, directly to any creditor or claimant for the entire amount of any liabilities, including without limitation, any taxes imposed on the Trust, losses, claims or damages (other than those that would be incurred by an Investor Certificateholder or a Credit Enhancement Provider, if any, if the Investor Certificates or Collateral Interest, as the case may be, were notes secured by the Receivables, for example, as a result of the performance of the Receivables, market fluctuations, a shortfall or failure to make payment under any Credit Enhancement or other similar market or investment risks associated with ownership of the Investor Certificates) arising out of or based on the arrangement created by this Agreement (to the extent that, if the Trust assets at the time the claim is made were used to pay in full all outstanding Certificates of all Series, the Trust assets that would remain after the Investor Certificateholders and Credit Enhancement Providers, if any, were paid in full would be insufficient to pay any such losses, claims, damages or liabilities) as though this Agreement created a partnership under the New York Revised Limited Partnership Act in which the Transferor, the holder of the Transferor Certificate and such holder of an interest in the Transferor Certificate were the general partners of such partnership.  The rights created by this Section 7.4 shall run directly to and be enforceable by the injured party subject to the limitations hereof.  To the extent provided in Section 8.4, the Servicer will (from its own assets and not from the assets of the Trust) indemnify and hold harmless the Transferor and each holder of an interest in the Transferor Interest against and from certain losses, claims, damages and liabilities of the Transferor as described in this Section arising from the actions or omissions of the Servicer.

[End of Article VII]

ARTICLE VIII

OTHER MATTERS RELATING
TO THE SERVICER

Section 8.1  Liability of the Servicer.  The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer in such capacity herein.

Section 8.2  Merger or Consolidation of, or Assumption of the Obligations of, the Servicer.  The Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

(i)  (A) the Servicer is the surviving entity or (B) if the Servicer is not the surviving entity, the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state thereof or the District of Columbia, and shall be a state banking corporation or national banking association or other entity which is not subject to the bankruptcy laws of the United States of America and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee in form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder (to the extent that any right, covenant or obligation of the Servicer, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

(ii)  the Servicer shall have delivered to the Trustee an Officer’s Certificate that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 8.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding with respect to the Servicer; and
(iii)  the Servicer shall have delivered notice to the Rating Agency of such consolidation, merger, conveyance or transfer.

Section 8.3  Limitation of Liability of the Servicer and Others.  The directors, officers, employees or agents of the Servicer shall not be under any liability to the Trust, the Trustee, the Certificateholders, any Credit Enhancement Provider or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any Supplement and the issuance of the Certificates; provided, however, that this provision shall not protect the directors, officers, employees and agents of the Servicer against any liability which would otherwise be imposed by reason of willful misfeasance or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  Except as provided in Section 8.4 with respect to the Trust and the Trustee, its officers, directors, employees and agents, the Servicer shall not be under any liability to the Trust, the Trustee, its officers, directors, employees and agents, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in its capacity as Servicer pursuant to this Agreement or any Supplement; provided, however, that this provision shall not protect the Servicer against any liability which would otherwise be imposed by reason of willful misfeasance or gross negligence in the performance of duties or by reason of its reckless disregard of its obligations and duties hereunder or under any Supplement.  The Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement which in its reasonable opinion may cause it to incur any expense or liability.

Section 8.4  Servicer Indemnification of the Trust and the Trustee.  The Servicer shall indemnify and hold harmless the Trust and the Trustee, its officers, directors, employees and agents, from and against any reasonable loss, liability, expense, damage or injury suffered or sustained by reason of any acts or omissions or alleged acts or omissions of the Servicer with respect to activities of the Trust or the Trustee pursuant to this Agreement or any Supplement, including, but not limited to any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Servicer shall not indemnify the Trustee if such acts, omissions or alleged acts or omissions constitute or are caused by fraud, negligence, bad faith or willful misconduct by the Trustee; provided, further, that the Servicer shall not indemnify the Trust, the Investor Certificateholders or the Certificate Owners for any liabilities, costs or expenses of the Trust with respect to any action taken by the Trustee at the request of the Investor Certificateholders; provided, further, that the Servicer shall not indemnify the Trust, the Investor Certificateholders or the Certificate Owners as to any losses, claims or damages incurred by any of them in their capacities as investors, including without limitation losses incurred as a result of Defaulted Accounts or Receivables which are written off as uncollectible; and provided, further, that the Servicer shall not indemnify the Trust, the Investor Certificateholders or the Certificate Owners for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation, any federal, state, local or foreign income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust, the Investor Certificateholders or the Certificate Owners in connection herewith to any taxing authority.  Any such indemnification shall not be payable from the assets of the Trust.  The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.  The provisions of this Section 8.4 shall survive termination of this Agreement and the resignation or removal of the Trustee.

Section 8.5  The Servicer Not to Resign.  The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law.  Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Trustee.  No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 10.2 hereof.  If the Trustee is unable within 120 days of the date of such determination to appoint a Successor Servicer, the Trustee shall serve as Successor Servicer hereunder.

Section 8.6  Access to Certain Documentation and Information Regarding the Receivables.  The Servicer shall provide to the Trustee access to the documentation regarding the Accounts and the Receivables in such cases where the Trustee is required in connection with the enforcement of the rights of the Investor Certificateholders, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (i) upon reasonable request, (ii) during normal business hours, (iii) subject to the Servicer’s normal security and confidentiality procedures and (iv) at offices designated by the Servicer.  Nothing in this Section 8.6 shall derogate from the obligation of the Transferor, the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section 8.6 as a result of such obligations shall not constitute a breach of this Section 8.6.

Section 8.7  Delegation of Duties.  In the ordinary course of business, the Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Credit Card Guidelines.  Any such delegations shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.5.  If any such delegation is to a party other than First Data Resources, Inc., a credit card processor located in Omaha, Nebraska, Total Systems Services, Inc., a credit card processor located in Georgia, or an Affiliate of the Servicer, notification thereof shall be given to each Rating Agency.

Section 8.8  Examination of Records.  The Servicer shall clearly and unambiguously identify each Account (including any Additional Account designated pursuant to Section 2.6) in its computer or other records to reflect that the Receivables arising in such Account have been conveyed to the Trust pursuant to this Agreement.  The Servicer shall, prior to the sale or other transfer to a third party of any receivable held in its custody, examine its computer and other records to determine that such receivable is not a Receivable.

[End of Article VIII]

ARTICLE IX

PAY OUT EVENTS

Section 9.1  Pay Out Events.  If any one of the following events (each, a “Trust Pay Out Event”) shall occur:

(a)  (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Transferor in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed, or any other similar relief shall be granted under any applicable federal or state law, (ii) an involuntary case is commenced against the Transferor under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect which remains undismissed, undischarged or unbonded for a period of 60 days or (iii) the Transferor shall have a decree or an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect;

(b)  the Transferor shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Transferor; or the Transferor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or the Transferor shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement; or

(c)  the Trust shall become subject to regulation by the Commission as an “investment company” within the meaning of the Investment Company Act;

then a Pay Out Event with respect to all Series of Certificates shall occur without any notice or other action on the part of the Trustee or the Investor Certificateholders immediately upon the occurrence of such event.

Section 9.2  Additional Rights Upon the Occurrence of Certain Events.

(a)  If any event set forth in subsection 9.1(a) or (b) shall occur (any such event, an “Insolvency Event”), the Transferor shall on the day of such Insolvency Event (the “Appointment Day”) immediately cease to transfer Principal Receivables to the Trust and shall promptly give notice to the Trustee of such Insolvency Event and the arrangement among the parties created hereby shall be deemed to have been dissolved, subject to the liquidation and winding-up procedures described below.  Notwithstanding any cessation of the transfer to the Trust of additional Principal Receivables, Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been transferred to the Trust shall continue to be a part of the Trust, and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV.  Within 15 days of the Appointment Day, the Trustee shall (i) publish a notice in an Authorized Newspaper that an Insolvency Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables and (ii) send written notice to the Investor Certificateholders describing the provisions of this Section 9.2 and requesting instructions from such Holders.  Unless within 75 days from the day notice pursuant to clause (i) above is first published the Trustee shall have received written instructions from Holders of Investor Certificates evidencing more than 50% of the Investor Interest of each Series issued and outstanding (or, if any such Series has two or more Classes, each Class) to the effect that such Certificateholders disapprove of the liquidation of the Receivables and wish to continue having Principal Receivables transferred to the Trust as before such Insolvency Event or violation, the Trustee shall use its best efforts to sell, dispose of or otherwise liquidate the Receivables by the solicitation of competitive bids and on terms equivalent to the best purchase offer as determined by the Trustee.  None of the Transferor, any Affiliate of the Transferor or any agent of the Transferor shall be permitted to purchase such Receivables in such case.  The Trustee may obtain a prior determination from any such conservator, receiver or liquidator that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable.  The provisions of Section 9.1 and this Section 9.2 shall not be deemed to be mutually exclusive.

(b)  The proceeds from the sale, disposition or liquidation of the Receivables pursuant to subsection 9.2(a) shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with the provisions of Article IV; provided, that the Trustee shall determine conclusively in its sole discretion the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables.  On the day following the last Distribution Date in the Monthly Period during which such proceeds are distributed to the Investor Certificateholders of each Series, the Trust shall terminate.

(c)  The Trustee may appoint an agent or agents to assist with its responsibilities pursuant to this Article IX with respect to competitive bids.

[End of Article IX]

ARTICLE X

SERVICER DEFAULTS

Section 10.1  Servicer Defaults.  If any one of the following events (a “Servicer Default”) shall occur and be continuing:

(a)  any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Trustee pursuant to Article IV or to instruct the Trustee to make any required drawing, withdrawal, or payment under any Credit Enhancement on or before the date occurring ten Business Days after the date such payment, transfer, deposit, withdrawal or drawing or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement;

(b)  failure on the part of the Servicer duly to observe or perform in any respect any other covenants or agreements of the Servicer set forth in this Agreement, which has a material adverse effect on the Investor Certificateholders of any Series and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of any Series adversely affected thereby and continues to materially adversely affect such Investor Certificateholders for such period; or the Servicer shall delegate its duties under this Agreement, except as permitted by Section 8.7;

(c)  any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Investor Certificateholders of any Series and which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of any Series adversely affected thereby and continues to materially adversely affect such Investor Certificateholders for such period; or

(d)  the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; then, so long as such Servicer Default shall not have been remedied, either the Trustee, or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Investor Interest, by notice then given in writing to the Servicer (and to the Trustee if given by the Investor Certificateholders) (a “Termination Notice”), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement.  After receipt by the Servicer of such Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Trustee pursuant to Section 10.2, all authority and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer; and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights and obligations.  The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, the Finance Charge Account, the Principal Account, the Excess Funding Account and any Series Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer and in enforcing all rights to Insurance Proceeds and Interchange (if any) applicable to the Trust.  The Servicer shall promptly transfer its electronic records or electronic copies thereof relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request.  To the extent that compliance with this Section 10.1 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interests.  The Servicer shall, on the date of any servicing transfer, transfer all of its rights and obligations under the Credit Enhancement with respect to any Series to the Successor Servicer.

Notwithstanding the foregoing, a delay in or failure of performance referred to in subsection 10.1(a) for a period of 10 Business Days or in subsection 10.1(b) or (c) for a period of 60 days, shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power outages or similar causes.  The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee, any Credit Enhancement Provider, the Transferor and the Holders of Investor

Certificates with an Officer’s Certificate giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations.

Section 10.2  Trustee to Act; Appointment of Successor.

(a)  On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.1, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and the Trustee.  The Trustee shall notify each Rating Agency of such removal of the Servicer.  The Trustee shall, as promptly as possible after the giving of a Termination Notice, appoint a successor Servicer (the “Successor Servicer”), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee.  The Trustee may obtain bids from any potential successor Servicer.  If the Trustee is unable to obtain any bids from any potential successor Servicer and the Servicer delivers an Officer’s Certificate to the effect that the Servicer cannot in good faith cure the Servicer Default which gave rise to a transfer of servicing, and if the Trustee is legally unable to act as Successor Servicer, then the Trustee shall (i) notify each Credit Enhancement Provider of the proposed sale of the Receivables and shall provide each such Credit Enhancement Provider an opportunity to bid on the Receivables and (ii) use its best efforts to sell, dispose of or otherwise liquidate the Receivables by the solicitation of competitive bids and on terms equivalent to the best purchase offer as determined by the Trustee.  None of the Transferor, any Affiliate of the Transferor or any agent of the Transferor shall be permitted to purchase such Receivables in such case.  The proceeds of such sale shall be deposited into the Distribution Account or any Series Account, as provided in the related Supplement, for distribution to the Investor Certificateholders of each outstanding Series pursuant to Section 12.3 of this Agreement.  In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall automatically be appointed the Successor Servicer.  Notwithstanding the above, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established financial institution having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital requirements, having a net worth of not less than $50,000,000 and whose regular business includes the servicing of VISA® or MasterCard® credit card receivables as the Successor Servicer hereunder.

(b)  Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer.  Any Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of each Credit Enhancement.

(c)  In connection with such appointment and assumption, the Trustee shall be entitled to such compensation, or may make such arrangements for the compensation of the Successor Servicer out of Collections, as it and such Successor Servicer shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee permitted to be paid to the Servicer pursuant to Section 3.2.  The Transferor agrees that if the Servicer is terminated hereunder, it will agree to deposit a portion of the Collections in respect of Finance Charge Receivables that it is entitled to receive pursuant to Article IV to pay its share of the compensation of the Successor Servicer.

(d)  All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.1 and shall pass to and be vested in the Transferor and, without limitation, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights.  The Successor Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Receivables.  The Successor Servicer shall transfer its electronic records relating to the Receivables to the Transferor in such electronic form as the Transferor may reasonably request and shall transfer all other records, correspondence and documents to the Transferor in the manner and at such times as the Transferor shall reasonably request.  To the extent that compliance with this Section 10.2 shall require the Successor Servicer to disclose to the Transferor information of any kind which the Successor Servicer deems to be confidential, the Transferor shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.

Section 10.3  Notification to Certificateholders.  Within two Business Days after the Servicer becomes aware of any Servicer Default, the Servicer shall give written notice thereof to the Trustee and any Credit Enhancement Provider and the Trustee shall give notice to the Investor Certificateholders at their respective addresses appearing in the Certificate Register.  Upon any termination or appointment of a Successor Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to Investor Certificateholders at their respective addresses appearing in the Certificate Register.

Section 10.4  Waiver of Past Defaults.  The Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Investor Interest of each Series adversely affected by any default by the Servicer or the Transferor may, on behalf of all Certificateholders of such Series, waive any default by the Servicer or the Transferor in the performance of its obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments of interest or principal relating to such Series pursuant to Article IV which default does not result from the failure of the Paying Agent to perform its obligations to make any required deposits or payments of interest and principal in accordance with Article IV.  Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

[End of Article X]

ARTICLE XI

THE TRUSTEE

Section 11.1  Duties of Trustee.

(a)  The Trustee, prior to the occurrence of any Servicer Default and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  If a Responsible Officer has received written notice that a Servicer Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b)  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they substantially conform to the requirements of this Agreement.

(c)  Subject to subsection 11.1(a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

(i)  the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(ii)  the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Interest of any Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee in relation to such Series, under this Agreement; and

(iii)   the Trustee shall not be charged with knowledge of any failure by the Servicer referred to in clauses (a) and (b) of Section 10.1 unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer or any Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Investor Interest of any Series adversely affected thereby.

(d)  The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder,

or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

(e)  Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

(f)  Except as provided in this subsection 11.1(f), the Trustee shall have no power to vary the corpus of the Trust including, without limitation, the power to (i) accept any substitute obligation for a Receivable initially assigned to the Trust under Section 2.1 or 2.6 hereof, (ii) add any other investment, obligation or security to the Trust, except for an addition permitted under Section 2.6 or (iii) withdraw from the Trust any Receivables, except for a withdrawal permitted under Sections 2.7, 9.2, 10.2, 12.1 or 12.2 or subsections 2.4(d) or 2.4(e) or Article IV.

(g)  In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly to perform such obligation, duty or agreement in the manner so required.

(h)  If the Transferor has agreed to transfer any of its credit card receivables (other than the Receivables) to another Person, upon the written request of the Transferor, the Trustee will enter into such intercreditor agreements with the transferee of such receivables as are customary and necessary (and in form and substance reasonably satisfactory to the Trustee) to identify separately the rights, if any, of the Trust and such other Person in the Transferor’s credit card receivables; provided, however that the Trustee shall not be required to enter into any intercreditor agreement which could adversely affect the interests of the Certificateholders and, upon the request of the Trustee, the Transferor will deliver an Opinion of Counsel on any matters relating to such intercreditor agreement, reasonably requested by the Trustee.

Section 11.2  Certain Matters Affecting the Trustee.  Except as otherwise provided in Section 11.1:

(a)  the Trustee may rely on and shall be protected in acting on, or in refraining from acting in accord with, any assignment of Receivables in Additional Accounts, the initial report, the monthly Servicer’s certificate, the annual Servicer’s certificate, the monthly payment instructions and notification to the Trustee, the monthly Certificateholder’s statement, any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

(b)  the Trustee may consult with counsel of its selection, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(c)  the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any Credit Enhancement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders or any Credit Enhancement Provider, pursuant to the provisions of this Agreement, unless such Certificateholders or Credit Enhancement Provider shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of any Servicer Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement and any Credit Enhancement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

(d)  the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement except to the extent of the Trustee’s negligence;

(e)  the Trustee shall not be bound to make any investigation into the facts of matters stated in any assignment of Receivables in Additional Accounts, the initial report, the monthly Servicer’s certificate, the annual Servicer’s certificate, the monthly payment instructions and notification to the Trustee, the monthly Certificateholder’s statement, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Interest of any Series which could be adversely affected if the Trustee does not perform such acts;

(f)  the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian appointed with due care by it hereunder; and

(g)  except as may be required by subsection 11.1(a), or otherwise expressly required herein or in any Supplement, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Transferor with its representations and warranties or for any other purpose.

Section 11.3  Trustee Not Liable for Recitals in Certificates.  The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates).  Except as set forth in Section 11.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document.  The Trustee shall not be accountable for the use or application by the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Transferor in respect of the Receivables or deposited in or withdrawn from the Collection Account, the Principal Account or the Finance Charge Account or any Series Account by the Servicer.

Section 11.4  Trustee May Own Certificates.  The Trustee in its individual or any other capacity may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee.

Section 11.5  The Servicer to Pay Trustee’s Fees and Expenses.  The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive such reasonable compensation as shall be agreed upon from time to time between the Servicer and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the Trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, subject to Section 8.4, the Servicer will pay or reimburse the Trustee (without reimbursement from any Investor Account, any Series Account or otherwise) upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement except any such expense, disbursement or advance as may arise from its own negligence, bad faith or willful misfeasance and except as provided in the following sentence.  If the Trustee is appointed Successor Servicer pursuant to Section 10.2, the provisions of this Section 11.5 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer.

The obligations of the Servicer under this Section 11.5 shall survive the termination of the Trust and the resignation or removal of the Trustee.

Section 11.6  Eligibility Requirements for Trustee.  The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a long-term unsecured debt rating of at least “Baa3” by Moody’s and “BBB-“ by Standard & Poor’s, having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital adequacy requirements, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority.  If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in the most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this

Section 11.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.7.

Section 11.7  Resignation or Removal of Trustee.

(a)  The Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Servicer.  Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.  If no successor trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b)  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.6 hereof and shall fail to resign after written request therefor by the Transferor, or if at any time the Trustee shall be legally unable to act, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor may, but shall not be required to, remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

(c)  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.7 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.8 hereof and any liability of the Trustee arising hereunder shall survive such appointment of a successor trustee.

Section 11.8  Successor Trustee.

(a)  Any successor trustee appointed as provided in Section 11.7 hereof shall execute, acknowledge and deliver to the Transferor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein.  The predecessor Trustee shall deliver to the successor trustee all documents and statements held by it hereunder, and the Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.
(b)  No successor trustee shall accept appointment as provided in this Section 11.8 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.6 hereof.

(c)  Upon acceptance of appointment by a successor trustee as provided in this Section 11.8, such successor trustee shall mail notice of such succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register.

Section 11.9  Merger or Consolidation of Trustee.  Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.6 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 11.10  Appointment of Co-Trustee or Separate Trustee.

(a)  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments, subject to the prior written consent of the Transferor, to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.6 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.8 hereof.

(b)  Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:
(i)  all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii)  no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)  the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

(d)  Any separate trustee or co-trustee may at any time constitute the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 11.11  Tax Returns.  In the event the Trust shall be required to file tax returns, the Trustee, as soon as practicable after it is made aware of such requirement, shall prepare or cause to be prepared any tax returns required to be filed by the Trust and, to the extent possible, shall file such returns at least five days before such returns are due to be filed.  The Trustee is hereby authorized to sign any such return on behalf of the Trust, in the event that the Trustee is determined to be the person required by law to sign such return.  The Servicer shall prepare or shall cause to be prepared all tax information required by law to be distributed to Certificateholders and shall deliver such information to the Trustee at least five days prior to the date it is required by law to be distributed to Certificateholders.  The Servicer, upon request, in the event that the Trustee is determined to be the person required by law to sign such return, will furnish the Trustee with all such information known to the Servicer as may be reasonably required in connection with the preparation of all tax returns of the Trust.  In no event shall the Trustee or the Servicer be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation federal, state, local or foreign income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

Section 11.12  Trustee may Enforce Claims Without Possession of Certificates.  All rights of action and claims under this Agreement or any Series of Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee.  Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of any

Series of Certificates, as their interests may appear, in respect of which such judgment has been obtained.

Section 11.13  Suits for Enforcement.  If a Servicer Default shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Section 10.1, proceed to protect and enforce its rights and the rights of the Holders of any Series of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Holders of any Series of Certificates.

Section 11.14  Rights of Certificateholders to Direct Trustee.  Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Investor Interest (or, with respect to any remedy, trust or power that does not relate to all Series, 50% of the Aggregate Investor Interest of the Investor Certificates of all Series to which such remedy, trust or power relates) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section 11.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or subject it to personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided, further, that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of such Holders of Investor Certificates.

Section 11.15  Representations and Warranties of Trustee.  The Trustee represents and warrants that:

(i)  the Trustee is a banking corporation organized, existing and authorized to engage in the business of banking under the laws of the State of New York;

(ii)  the Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

(iii)  this Agreement has been duly executed and delivered by the Trustee.

Section 11.16  Maintenance of Office or Agency.  The Trustee will maintain at its expense in the Borough of Manhattan, the City of New York an office or offices, or agency or agencies, where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served.  The Trustee initially designates its Corporate Trust Office as its office for such purposes in New York.  The Trustee will give prompt written notice to the

Servicer and to Certificateholders (or in the case of Holders of Bearer Certificates, in the manner provided for in the related Supplement) of any change in the location of the Certificate Register or any such office or agency.

[End of Article XI]

ARTICLE XII

TERMINATION

Section 12.1  Termination of Trust.

(a)  The respective obligations and responsibilities of the Transferor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereinafter set forth) shall terminate, except with respect to the duties described in Sections 8.4 and 11.5 and subsections 2.4(c) and 12.3(b), on the Trust Termination Date; provided, however, that the Trust shall not terminate on the date specified in clause (i) of the definition of “Trust Termination Date” if each of the Servicer and the Holder of the Transferor Certificate notify the Trustee in writing, not later than five Business Days preceding such date, that they desire that the Trust not terminate on such date, which notice (such notice, a “Trust Extension”) shall specify the date on which the Trust shall terminate (such date, the “Extended Trust Termination Date”); provided, however, that the Extended Trust Termination Date shall be not later than the day prior to the expiration of 21 years after the death of the last survivor of the descendants living on the date of this Agreement of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James’s.  The Servicer and the Holder of the Transferor Certificate may, on any date following the Trust Extension, so long as no Series of Certificates is outstanding, deliver a notice in writing to the Trustee changing the Extended Trust Termination Date.

(b)  All principal or interest with respect to any Series of Investor Certificates shall be due and payable no later than the Series Termination Date with respect to such Series.  Unless otherwise provided in a Supplement, in the event that the Investor Interest of any Series of Certificates is greater than zero on its Series Termination Date (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal to be made on such Series on such date), the Trustee will sell or cause to be sold, and pay the proceeds first, to all Certificateholders of such Series pro rata in final payment of all principal of and accrued interest on such Series of Certificates, and second, as provided in the related Supplement, an amount of Principal Receivables and the related Finance Charge Receivables (or interests therein) up to 110% of the sum of the Investor Interest of such Series plus the Enhancement Invested Amount or the Collateral Interest (if not included in the Investor Interest) of such Series, if any, at the close of business on such date (but not more than an amount of Principal Receivables and the related Finance Charge Receivables equal to the sum of (1) the product of (A) the Transferor Percentage, (B) the aggregate amount of Principal Receivables in the Trust and (C) a fraction the numerator of which is the applicable Investor Percentage with respect to Finance Charge Receivables and the denominator of which is the sum of all Investor Percentages with respect to Finance Charge Receivables of all Series and (2) the Investor Interest of such Series plus the Enhancement Invested Amount or the Collateral Interest (if not included in the Investor Interest) of such Series).  The Trustee shall (i) notify each Credit Enhancement Provider of the proposed sale of such Receivables and shall provide each Credit Enhancement Provider an opportunity to bid on such Receivables and (ii) use its best efforts to sell, dispose of or otherwise liquidate the Receivables by the solicitation of competitive bids and on terms equivalent to the best purchase offer as determined by the Trustee.  None of the Transferor, any Affiliate of the Transferor or any agent of the Transferor shall be permitted to purchase such Receivables in such case.  Any proceeds of such sale in excess of such principal and interest paid shall be paid to the Holder of the Transferor Certificate.  Upon such Series Termination Date with respect to the applicable Series of Certificates, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in Section 12.3.

Section 12.2  Optional Purchase.  (a)  If so provided in any Supplement, the Transferor (so long as the Transferor is the Servicer or an Affiliate of the Servicer) may, but shall not be obligated to, cause a final distribution to be made in respect to the related Series of Certificates on a Distribution Date specified in such Supplement by depositing into the Distribution Account or the applicable Series Account, not later than the Transfer Date preceding such Distribution Date, for application in accordance with Section 12.3, the amount specified in such Supplement.

(b)  The amount deposited pursuant to subsection 12.2(a) shall be paid to the Investor Certificateholders of the related Series pursuant to Section 12.3 on the related Distribution Date following the date of such deposit.  All Certificates of a Series which are purchased by the Transferor pursuant to subsection 12.2(a) shall be delivered by the Transferor upon such purchase to, and be canceled by, the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor.  The Investor Interest of each Series which is purchased by the Transferor pursuant to subsection 12.2(a) shall, for the purposes of the definition of “Transferor Interest,” be deemed to be equal to zero on the Distribution Date following the making of the deposit, and the Transferor Interest shall thereupon be deemed to have been increased by the Investor Interest of such Series.

Section 12.3  Final Payment with Respect to any Series.

(a)  Written notice of any termination, specifying the Distribution Date upon which the Investor Certificateholders of any Series may surrender their Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given by the Trustee to Investor Certificateholders of such Series mailed not later than the fifth day of the month of such final distribution (subject to at least two Business Days’ prior notice from the Servicer to the Trustee) (or in the manner provided by the Supplement relating to such Series) specifying (i) the Distribution Date (which shall be the Distribution Date in the month (x) in which the deposit is made pursuant to subsection 2.4(e), 9.2(a), 10.2(a) or 12.2(a) of this Agreement or such other section as may be specified in the related Supplement, or (y) in which the related Series Termination Date occurs) upon which final payment of such Investor Certificates will be made upon presentation and surrender of such Investor Certificates at the office or offices therein designated (which, in the case of Bearer Certificates, shall be outside the United States), (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified.  The Servicer shall also deliver to the Trustee, as soon as is practicable but in any event not later than three Business Days after the Determination Date relating to the final payment described in the preceding sentence, an Officer’s Certificate setting forth the information, to the extent available, specified in Article V (as described in the related Supplement) of this Agreement covering the period during the then current calendar year through the date of such notice and setting forth the date of such final distribution.

(b)  Notwithstanding the termination of the Trust pursuant to subsection 12.1(a) or the occurrence of the Series Termination Date with respect to any Series, all funds then on deposit in the Finance Charge Account, the Principal Account, the Excess Funding Account, the Distribution Account or any Series Account applicable to the related Series shall continue to be held in trust for the benefit of the Certificateholders of the related Series and the Paying Agent or the Trustee shall pay such funds to the Certificateholders of the related Series upon surrender of their Certificates (which surrenders and payments, in the case of Bearer Certificates, shall be made only outside the United States).  In the event that all of the Investor Certificateholders of any Series shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice (or, in the case of Bearer Certificates, publication notice) to the remaining Investor Certificateholders of such Series upon receipt of the appropriate records from the Transfer Agent and Registrar to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one and one-half years after the second notice with respect to a Series, all the Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders of such Series concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Distribution Account or any Series Account held for the benefit of such Investor Certificateholders.  The Trustee and the Paying Agent shall pay to the Transferor upon request any monies held by them for the payment of principal or interest which remains unclaimed for two years.  After payment to the Transferor, Investor Certificateholders entitled to the money must look to the Transferor for payment as general creditors unless an applicable abandoned property law designates another Person.

(c)  All Certificates surrendered for payment of the final distribution with respect to such Certificates and cancellation shall be canceled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor.

Section 12.4  Termination Rights of Holder of Transferor Certificate.  Upon the termination of the Trust pursuant to Section 12.1, and after payment of all amounts due hereunder on or prior to such termination and the surrender of the Transferor Certificate, if applicable, the Trustee shall execute a written reconveyance substantially in the form of Exhibit G pursuant to which it shall reconvey to the Holder of the Transferor Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in and to the Receivables, whether then existing or thereafter created, all moneys due or to become due with respect to such Receivables (including all accrued interest theretofore posted as Finance Charge Receivables) and all proceeds of such Receivables and Insurance Proceeds relating to such Receivables and Interchange (if any) allocable to the Trust pursuant to any Supplement, except for amounts, if any, held by the Trustee pursuant to subsection 12.3(b).  The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Holder of the Transferor Certificate to vest in such Holder all right, title and interest which the Trust had in the Receivables.

[End of Article XII]

ARTICLE XIII

MISCELLANEOUS PROVISIONS

Section 13.1  Amendment.

(a)  This Agreement (including any Supplement) may be amended from time to time by the Transferor, the Servicer and the Trustee, without the consent of any of the Certificateholders (i) to cure any ambiguity, to revise any exhibits or schedules (other than Schedule 1), or to correct or supplement any provisions herein or thereon or (ii) to add any other provisions with respect to matters or questions raised under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, (A) as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any of the Certificateholders unless such Certificateholders have consented thereto or (B) as evidenced by an Officer’s Certificate, significantly change the Permitted Activities of the Trust.

(b)  This Agreement (including any Supplement) and any schedule or exhibit thereto may also be amended from time to time by the Transferor, the Servicer and the Trustee, without the consent of any of the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that (i) the Servicer shall have provided an Officer’s Certificate to the Trustee to the effect that such amendment will not materially and adversely affect the interests of any Certificateholder and will not significantly change the Permitted Activities of the Trust, (ii) the Servicer shall have provided a Tax Opinion with respect to such amendment and (iii) the Servicer shall have provided at least ten (10) Business Days’ prior written notice to each Rating Agency of such amendment and the Rating Agency Condition shall have been satisfied; provided, further, that such amendment shall not, without the consent of each Certificateholder of each Series affected thereby, (A) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Certificate of such Series, (B) alter the requirements for changing the Minimum Transferor Interest Percentage for such Series, (C) change the definition of or the manner of calculating the interest of any Certificateholder of such Series, (D) change the manner in which the Transferor Interest is determined or (E) reduce the percentage pursuant to subsection 13.1(c) required to consent to any such amendment.

(c)  This Agreement and any Supplement may also be amended from time to time by the Transferor, the Servicer and the Trustee (x) with the consent of Certificateholders evidencing Undivided Interests aggregating more than 50% of the Investor Interest of each and every Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders of any Series then issued and outstanding if such amendment would not, as evidenced by an Officer’s Certificate, significantly change the Permitted Activities of the Trust or (y) with the consent of

Certificateholders evidencing Undivided Interests aggregating more than 50% of the Investor Interest, for the purpose of significantly changing the Permitted Activities of the Trust; provided, however, that no such amendment under this subsection shall, in each case without the consent of each Certificateholder of the Series affected (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Certificate of such Series; (ii) change the definition of or the manner of calculating the Investor Interest, the Investor Percentage or the Investor Default Amount of such Series or (iii) reduce the aforesaid percentage required to consent to any such amendment.

(d)    It shall not be necessary to obtain the consent of Certificateholders under this Section 13.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

(e)  Promptly after the execution of any amendment pursuant to subsections 13.1(a) or 13.1(c), the Trustee shall furnish notification of the substance of such amendment to each Rating Agency providing a rating for any Series.

(f)  Any Supplement executed and delivered pursuant to Section 6.9 and any amendments regarding the addition to or removal of Receivables from the Trust as provided in Sections 2.6 or 2.7, executed in accordance with the provisions hereof, shall not be considered amendments to this Agreement for the purpose of Section 13.1.

(g)  In connection with any amendment, the Trustee may request, in addition to the Opinion of Counsel required by subsection 13.2(d), an Opinion of Counsel from the Transferor or the Servicer to the effect that the amendment complies with all requirements of this Agreement.  The Trustee may, but shall not be obligated to, enter into any amendment which affects the Trustee’s rights, duties or immunities under this Agreement or otherwise.

Section 13.2  Protection of Right, Title and Interest to Trust.

(a)  The Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders and the Trustee’s right, title and interest to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Certificateholders or the Trustee, as the case may be, hereunder to all property comprising the Trust.  The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, promptly after the same become available following such recording, registration of filing.  The Transferor shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection 13.2(a).

(b)  Within 30 days after the Transferor makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with subsection 13.2(a) seriously misleading within the meaning of Section 9-506 of the UCC, the Transferor shall give the Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust’s security interest in the Receivables and the proceeds thereof.

(c)  The Transferor will give the Trustee prompt written notice of any change in the jurisdiction in which it is located (as such location is determined pursuant to Section 9-307 of the UCC), provided, that, as a result of such change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statements.  If so required, the Transferor shall file such financing statements as may be necessary to continue the perfection of the Trust’s security interest in the Receivables and the proceeds thereof within the time specified in Section 9-316(a) of the UCC.

(d)  The Servicer will deliver to the Trustee on or before March 31 of each year an Opinion of Counsel, substantially in the form of Exhibit E.

Section 13.3  Limitation on Rights of Certificateholders.

(a)  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding-up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

(b)  No Certificateholder shall have any right to vote (except with respect to the Investor Certificateholders as provided in Section 13.1 hereof) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)  No Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Certificateholder previously shall have given written notice to the Trustee, and unless the Holders of Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Interest of any Series which may be adversely affected but for the institution of such suit, action or proceeding, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have the right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Certificateholders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section 13.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 13.4  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 13.5  Notices.  All demands, notices, instructions, directions and communications hereunder shall be in writing and shall be deemed to have been duly given (i) when personally delivered, (ii) two Business Days after being sent by courier, (iii) five Business Days after being mailed by registered mail, return receipt requested, (iv) if sent by facsimile transmission, or (v) if sent by electronic mail or by such other means acceptable to the recipient (a) in the case of the Transferor and Servicer, to 201 North Walnut Street, Wilmington, Delaware 19801, Attention: Keith W. Schuck, President, telephone: (302) 282-3591, fax: (302) 282-7634  (electronic mail: keith.w.schuck@chase.com) with a copy to JPMorgan Chase & Co., 270 Park Avenue, Floor 28, New York, New York 10017, Attention: Brent Barton, Vice President - Securitization, telephone: (212) 270-3254, fax: (212) 270-1850 (electronic mail: brent.barton@jpmchase.com), (b) in the case of the Trustee, to the Corporate Trust Office, Attention: Michael Burack, Assistant Treasurer, telephone: (212) 815-3518, fax: (212) 815-4329 (electronic mail: mburack@bankofny.com), (c) in the case of the Credit Enhancement Provider for a particular Series, to the address, if any, specified in the Supplement relating to such Series and (d) in the case of the Rating Agency for a particular Series, to the address, if any, specified in the Supplement relating to such Series; or, as to each party, at such other address, facsimile number or electronic mail as shall be designated by such party in a written notice to each other party.  Unless otherwise provided with respect to any Series in the related Supplement any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register, or with respect to any notice required or permitted to be made to the Holders of Bearer Certificates, by publication in the manner provided in the related Supplement.  If and so long as any Series or Class is listed on the Euro MTF market of the Luxembourg Stock Exchange and such exchange shall so require, any notice to Investor Certificateholders shall be published in an authorized newspaper of general circulation in Luxembourg within the time period prescribed in this Agreement.  Any notice so mailed within the time period prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 13.6  Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders thereof.

Section 13.7  Assignment.  Notwithstanding anything to the contrary contained herein, except as provided in Section 8.2, this Agreement may not be assigned by the Servicer without the prior consent of Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66 2/3% of the Investor Interest of each Series on a Series by Series basis.

Section 13.8  Certificates Non-Assessable and Fully Paid.  It is the intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the Undivided Interests represented by the Certificates shall be non-assessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon authentication thereof by the Trustee pursuant to Sections 2.1 and 6.2 are and shall be deemed fully paid.

Section 13.9  Further Assurances.  The Transferor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the Uniform Commercial Code of any applicable jurisdiction.

Section 13.10  No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of the Trustee, any Credit Enhancement Provider or the Investor Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 13.11  Counterparts.  This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 13.12  Third-Party Beneficiaries.  This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders and, to the extent provided in the related Supplement, to the Credit Enhancement Provider named therein, and their respective successors and permitted assigns.  Except as otherwise provided in this Article XIII, no other Person will have any right or obligation hereunder.

Section 13.13  Actions by Certificateholders.

(a)  Wherever in this Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholder, unless such provision requires a specific percentage of Investor Certificateholders.

(b)  Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

Section 13.14  Rule 144A Information.  For so long as any of the Investor Certificates of any Series or any Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of the Transferor, the Servicer, the Trustee and the Credit Enhancement Provider for such Series agree to cooperate with each other to provide to any Investor Certificateholders of such Series or Class and to any prospective purchaser of Certificates designated by such an Investor Certificateholder upon the request of such Investor Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

Section 13.15  Merger and Integration.  Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement.  This Agreement may not be modified, amended, waived or supplemented except as provided herein.

Section 13.16  Headings.  The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 13.17  Characterization of the Trust.  For purposes of SFAS 140, the parties hereto intend that the Trust shall be treated as a “qualifying special purpose entity” as such term is used in SFAS 140 and any successor rule thereto and its permitted activities shall be limited in accordance with paragraph 35 thereof.

If the transfer of the Receivables to the Trust is characterized as a loan to the Transferor secured by Receivables, the Transferor, in such circumstances, agrees that it does not have the right to prepay such loan prior to the maturity date thereof under any circumstances and does hereby irrevocably waive and relinquish such right.

Section 13.18  Fiscal Year.  The fiscal year of the Trust will end on the last day of each calendar year.

Section 13.19  Consequential Damages.  In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 13.20  Force Majeure.  In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 13.21  Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CERTIFICATES OR THE TRANSACTION CONTEMPLATED HEREBY.

[End of Article XIII]

ARTICLE XIV

COMPLIANCE WITH REGULATION AB

Section 14.1  Intent of the Parties; Reasonableness.  The Transferor, the Servicer, the Paying Agent and the Trustee acknowledge and agree that the purpose of this Article XIV is to facilitate compliance by the Transferor with the provisions of Regulation AB and related rules and regulations of the Commission.  The Transferor shall exercise its right to request delivery of information or other performance under these provisions solely in good faith and for purposes of the Transferor’s compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Trustee agrees to cooperate in good faith with any reasonable request by the Transferor for information regarding the Trustee which is required in order to enable the Transferor to comply with the provisions of Regulation AB, including, without limitation, Items 1103(a)(1), 1109(a), 1109(b), 1117, 1118, 1119 and 1122 of Regulation AB as it relates to the Trustee or to the Trustee’s obligations under this Agreement or any Supplement.  The Paying Agent agrees to cooperate in good faith with any reasonable request by the Transferor for information regarding the Paying Agent which is required in order to enable the Transferor to comply with the provisions of Regulation AB, including, without limitation, Items 1117, 1119 and 1122 of Regulation AB as it relates to the Paying Agent or to the Paying Agent’s obligations under this Agreement or any Supplement.  The Servicer agrees to cooperate in good faith with any reasonable request by the Transferor for information regarding the Servicer which is required in order to enable the Transferor to comply with the provisions of Regulation AB, including, without limitation, Items 1103(a)(1), 1105, 1108, 1117, 1118, 1119, 1121, 1122 and 1123 of Regulation AB as it relates to the Servicer or to the Servicer’s obligations under this Agreement or any Supplement.

Section 14.2  Additional Representations and Warranties of the Trustee.  The Trustee shall be deemed to represent to the Transferor, as of the date on which information is provided to the Transferor under Section 14.3 that, except as disclosed in writing to the Transferor prior to such date to the best of its knowledge:  (i) neither the execution, delivery and performance by the Trustee of this Agreement or any Supplement, the performance by the Trustee of its obligations under this Agreement or any Supplement nor the consummation of any of the transactions by the Trustee contemplated thereby, is in violation of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which the Trustee is a party or by which it is bound, which violation would have a material adverse effect on the Trustee’s ability to perform its obligations under this Agreement or any Supplement, or of any judgment or order applicable to the Trustee; and (ii) there are no proceedings pending or threatened against the Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would have a material adverse effect on the right, power and authority of the Trustee to enter into this Agreement or any Supplement or to perform its obligations under this Agreement or any Supplement.

Section 14.3  Information to Be Provided by the Trustee.  The Trustee shall (i) no later than three Business Days before each Most Recent Quarterly Filing Date, provide to the Transferor, in the form attached hereto as Exhibit L, or such other form as may mutually be agreed upon, such information regarding the Trustee as is required for the purpose of compliance with Item 1117 of Regulation AB, and (ii) as promptly as practicable following notice to or discovery by the Trustee of any changes to such information, provide to the Transferor, in writing, such updated information.

The Trustee shall (i) no later than three Business Days before each Most Recent Quarterly Filing Date, provide to the Transferor, in the form attached hereto as Exhibit L, or such other form as may mutually be agreed upon, such information regarding the Trustee as is required for the purpose of compliance with the provisions of Regulation AB, including, without limitation, Items 1103(a)(1), 1109(a), 1109(b), 1118 and 1119 of Regulation AB, and (ii) as promptly as practicable following notice to or discovery by the Trustee of any changes to such information, provide to the Transferor, in writing, such updated information.  Such information shall include, at a minimum:

(A)  the Trustee’s name and form of organization;

(B)  a description of the extent to which the Trustee has had prior experience serving as a Trustee for asset-backed securities transactions involving credit card receivables; and

(C)  a description of any affiliation between the Trustee and any of the following parties to a Securitization Transaction, as such parties are identified to the Trustee by the Transferor in writing in advance of such Securitization Transaction:

(1)	the sponsor;
(2)	any depositor;
(3)	the issuing entity;
(4)	any servicer;
(5)	any other trustee;
(6)	any originator;
(7)	any significant obligor;
(8)	any enhancement or support provider; and
(9)	any other material party related to any Securitization Transaction.

In addition, the Trustee shall provide a description of whether there is, and if so the general character of, any business relationship, agreement, arrangement, transaction or understanding between the Trustee and any above-listed party that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm’s length transaction with an unrelated third party, apart from the Securitization Transactions, that currently exists or that existed during the past two years and that is material to an investor’s understanding of the asset-backed securities.

Section 14.4  Trustee’s Report on Assessment of Compliance and Attestation.

(a)  On or before March 1 of each calendar year, commencing in 2007, the Trustee shall:

(i)  deliver to the Transferor a report regarding the Trustee’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Transferor and signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified in Exhibit I, as may be amended from time to time by the parties hereto;

(ii)  deliver to the Transferor a report of a registered public accounting firm reasonably acceptable to the Transferor that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

(iii)  deliver to the Transferor and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of the Issuing Entity or the Transferor with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit H, or such other form as may mutually be agreed upon.

(b)  The Trustee acknowledges that the parties identified in clause (a)(iii) above may rely on the certification provided by the Trustee pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

(c)  Within thirty (30) days of receipt, the Transferor shall provide a copy of all reports prepared and delivered pursuant to this Section 14.4 to each Rating Agency.

Section 14.5  Information to Be Provided by the Paying Agent.

(a)  For so long as the Transferor is required to report under Regulation AB, the Paying Agent shall (i) on or before the fifth Business Day of each month, provide to the Transferor, in writing, such information regarding the Paying Agent as is required for the purpose of compliance with Item 1117 of Regulation AB, (ii) at the time of the offering of any new Certificates issued by the Issuing Entity, provide to the Transferor, in writing, such information regarding the Paying Agent as is required for the purpose of compliance with Item 1117 of Regulation AB, and (iii) as promptly as practicable following notice to or discovery by the Paying Agent of any changes to such information, provide to the Transferor, in writing, such updated information.

(b)  Upon request from the Transferor, the Paying Agent shall provide a description of any affiliation or material relationship, as specified in Item 1119 of Regulation AB, between (i) the Paying Agent, on the one hand, and (ii) those parties to the Securitization Transaction as are identified by the Transferor in writing, on the other.

Section 14.6  Paying Agent’s Report on Assessment of Compliance and Attestation.

(a)  On or before March 1 of each calendar year, commencing in 2007, for so long as the Transferor is required to report under Regulation AB, the Paying Agent shall:

(i)  deliver to the Transferor a report regarding the Paying Agent’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be signed by an authorized officer of the Paying Agent, and shall address each of the Servicing Criteria specified in Exhibit J, as may be amended from time to time by the parties hereto;

(ii)  deliver to the Transferor a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Paying Agent and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

(iii)  deliver to the Transferor and any other Person that will be responsible for signing the Sarbanes Certification on behalf of the Issuing Entity or the Transferor with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit H, or such other form as may mutually be agreed upon.

(b)  The Paying Agent acknowledges that the parties identified in clause (a)(iii) above may rely on the certification provided by the Paying Agent pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

(c)  Within thirty (30) days of receipt, the Transferor shall provide a copy of all reports prepared and delivered pursuant to this Section 14.6 to each Rating Agency.

Section 14.7  Additional Representations and Warranties of the Servicer.  The Servicer shall be deemed to represent to the Transferor, as of the date on which information is provided to the Transferor under Section 14.8 that, except as disclosed in writing to the Transferor prior to such date to the best of its knowledge:  (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization of credit card receivables due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a securitization involving credit card receivables, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of credit card receivables involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Supplement have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer’s financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Supplement; and (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer, any Subservicer or any third-party originator.

Section 14.8  Information to Be Provided by the Servicer.  In connection with any Securitization Transaction, the Servicer shall (i) within five (5) Business Days following request by the Transferor, provide to the Transferor, in writing, the information specified in this Section 14.8, and (ii) as promptly as practicable following notice to or discovery by the Servicer of any changes to such information, provide to the Transferor, in writing, such updated information.

(a)  The Servicer shall provide such information regarding the Servicer and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a “Servicing Party”) as the Transferor shall request for the purpose of compliance with Item 1108 of Regulation AB.  Such information shall include, at a minimum:

(A)  the Servicing Party’s name and form of organization;

(B)  a description of how long the Servicing Party has been servicing credit card accounts; a general discussion of the Servicing Party’s experience in servicing assets of any type as well as a more detailed discussion of the Servicing Party’s experience in, and procedures for, the servicing function it will perform under this Agreement and any Supplement; information regarding the size, composition and growth of the Servicing Party’s portfolio of credit card accounts of a type similar to the Accounts and information on factors related to the Servicing Party that may be material, in the good faith judgment of the Transferor, to any analysis of the servicing of the Accounts or the related asset-backed securities, as applicable, including, without limitation:

(1)  whether any prior securitizations of credit card receivables involving the Servicing Party has defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(2)  the extent of outsourcing the Servicing Party utilizes;

(3)  whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of credit card receivables involving the Servicing Party as a servicer during the three-year period immediately preceding the related Securitization Transaction;

(4)  whether the Servicing Party has been terminated as servicer in a securitization of credit card receivables, either due to a servicing default or to application of a servicing performance test or trigger; and

(5)  such other information as the Transferor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(C)  a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicing Party’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Supplement;

(D)  information regarding the Servicing Party’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicing Party could have a material adverse effect on the performance by the Servicing Party of its servicing obligations under this Agreement or any Supplement;

(E)  a description of the Servicing Party’s processes and procedures designed to address any special or unique factors involved in servicing;

(F)  a description of the Servicing Party’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as sale of defaulted receivables; and

(G)  information as to how the Servicing Party defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

(b)  As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Supplement by any Person (i) into or with which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Transferor at least fifteen (15) calendar days prior to the effective date of such succession or appointment, (x) written notice to the Transferor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Transferor, all information reasonably requested by the Transferor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any Series or Class, or any notes issued by the Issuing Entity.

(c)  In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement and any Supplement, if so requested by the Transferor, the Servicer shall provide such information regarding the performance of the Receivables or the servicing of the Accounts as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.  Such information shall be provided concurrently with the distribution reports otherwise required to be delivered monthly by the Servicer under this Agreement and any Supplement, commencing with the first such report due not less than ten (10) Business Days following such request.

Section 14.9  Servicer’s Report on Assessment of Compliance and Attestation.

(a)  On or before March 1 of each calendar year, commencing in 2007, the Servicer shall:

(i)  deliver to the Transferor a report regarding the Servicer’s or any Subservicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Transferor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified in Exhibit K, as may be amended from time to time by the parties hereto;

(ii)  deliver to the Transferor a report of a registered public accounting firm reasonably acceptable to the Transferor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)  instruct each Servicing Participant to deliver to the Transferor an assessment of compliance and accountants’ attestation as and when provided in subsections 14.9(a) and (b); and

(iv)  deliver to the Transferor and any other Person that will be responsible for signing the Sarbanes Certification on behalf of the Issuing Entity or the Transferor with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit H, or such other form as may be mutually agreed upon.

The Servicer acknowledges that the parties identified in clause (iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

(b)  Each assessment of compliance provided by a Subservicer pursuant to subsection 14.9(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit K hereto delivered to the Transferor concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment.  An assessment of compliance provided by a Servicing Participant pursuant to subsection 14.9(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 14.10.

(c)  Within thirty (30) days of receipt, the Transferor shall provide a copy of all reports prepared and delivered pursuant to this Section 14.9 to each Rating Agency.

Section 14.10  Use of Subservicers and Servicing Participants.

(a)  The Servicer shall use its best efforts to hire or otherwise utilize only the services of Subservicers that agree to comply with the provisions of subsection 14.10(b).  The Servicer shall use its best efforts to hire or otherwise utilize only the services of Servicing Participants, and shall use its best efforts to ensure that Subservicers hire or otherwise utilize only the services of Servicing Participants, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Supplement, if those Servicing Participants agree to comply with the provisions of subsection 14.10(b).

(b)  Except as may otherwise be required pursuant to Section 8.7, it shall not be necessary for the Servicer to seek the consent of the Transferor to the utilization of any Subservicer.  The Servicer shall use its best efforts to cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Transferor to comply with the provisions of this Section and with Sections 3.5, 14.7, 14.9 and subsection 14.8(c) to the same extent as if such Subservicer were the Servicer.  The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Transferor any servicer compliance statement required to be delivered by such Subservicer under Section 3.5, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 14.9 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification as and when required to be delivered.

(c)  Except as may otherwise be required pursuant to Section 8.7, it shall not be necessary for the Servicer to seek the consent of the Transferor to the utilization of any Servicing Participant.  The Servicer shall promptly upon request provide to the Transferor a written description (in form and substance satisfactory to the Transferor) of the role and function of each Servicing Participant utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Servicing Participant and (ii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Servicing Participant.

As a condition to the utilization of any Servicing Participant, the Servicer shall use its best efforts to cause any such Servicing Participant used by the Servicer (or by any Subservicer) for the benefit of the Transferor to comply with the provisions of Section 14.9 to the same extent as if such Servicing Participant were the Servicer.  The Servicer shall be responsible for obtaining from each Servicing Participant and delivering to the Transferor any assessment of compliance and attestation required to be delivered by such Servicing Participant under Section 14.9, in each case as and when required to be delivered.

[End of Article XIV]

IN WITNESS WHEREOF, the Transferor and Servicer and the Trustee and Paying Agent have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

CHASE BANK USA, NATIONAL ASSOCIATION,
as Transferor and Servicer

By:	/s/ Keith W. Schuck___________________
Name: Keith W. Schuck
Title: President

THE BANK OF NEW YORK,
as Trustee and Paying Agent

By:	/s/ Michael Burack_______________________
Name: Michael Burack
Title: Assistant Treasurer

        Fifth A&R CHAMT PSA

EXHIBIT A

TRANSFEROR CERTIFICATE
No. __                                                                              One Unit

CHASE CREDIT CARD MASTER TRUST
ASSET BACKED CERTIFICATE

THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM  REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY BE SOLD ONLY PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT.  IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.  A COPY OF THE POOLING AND SERVICING AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

This Certificate represents an
Undivided Interest in the
Chase Credit Card Master Trust

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of VISA® and MasterCard®2 credit card receivables generated or acquired by Chase Bank USA, National Association, and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

(Not an interest in or an obligation of Chase Bank USA, National Association or any Affiliate thereof.)

This certifies that Chase Bank USA, National Association (the “Holder”) is the registered owner of an undivided interest in a trust (the “Trust”), the corpus of which consists of a portfolio of receivables (the “Receivables”) now existing or hereafter created under selected VISA® and MasterCard® credit card accounts (the “Accounts”) of Chase Bank USA, National Association (the “Transferor”), a national banking association, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), all proceeds of such Receivables and Insurance Proceeds relating to the Receivables, the other assets and interests constituting the Trust and the proceeds thereof pursuant to a Fifth Amended and Restated Pooling and Servicing Agreement, dated as of December 19, 2007, as supplemented by any Supplement relating to a Series of Investor Certificates (the “Pooling and Servicing Agreement”),

[2]	VISA® and MasterCard® are registered trademarks of VISA U.S.A., Inc. and MasterCard International Inc., respectively.

by and between Chase Bank USA, National Association, as Transferor and Servicer, and The Bank of New York, as Trustee (the “Trustee”) and as Paying Agent, a summary of certain of the pertinent provisions of which is set forth herein.

To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder by virtue of the acceptance hereof assents and by which the Holder is bound.

This Certificate has not been registered or qualified under the Securities Act of 1933, as amended, or any state securities law.  No sale, transfer or other disposition of this Certificate shall be permitted other than in accordance with the provisions of Section 6.3, 6.9 or 7.2 of the Pooling and Servicing Agreement.

The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and of amounts advanced to cardholders as cash advances, and of Finance Charge Receivables which arise generally from Periodic Finance Charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement.

This Certificate is the Transferor Certificate (the “Certificate”), which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be paid to the Holder of the Transferor Certificate.  The aggregate interest represented by this Certificate in the Principal Receivables in the Trust shall not at any time exceed the Transferor Interest at such time.  In addition to this Certificate, Series of Investor Certificates will be issued to investors pursuant to the Pooling and Servicing Agreement, each of which will represent an Undivided Interest in the Trust.  This Certificate shall not represent any interest in the Investor Accounts, any Series Accounts or any Credit Enhancement, except to the extent provided in the Pooling and Servicing Agreement.  The Transferor Interest on any date of determination will be an amount equal to the aggregate amount of Principal Receivables and the principal amounts on deposit in the Excess Funding Account, any Principal Funding Account and any other Series Account (if so provided in the applicable Supplement) at the end of the day immediately prior to such date of determination minus the Aggregate Investor Interest at the end of such day, minus the aggregate Enhancement Invested Amounts (if such amounts are not included in the Investor Interest in the applicable Supplement), if any, for each Series outstanding at the end of such day.

The Servicer shall deposit all Collections in the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing (except as provided below and except as provided in any Supplement to the Pooling and Servicing Agreement).  Unless otherwise stated in any Supplement, throughout the existence of the Trust, the Servicer shall allocate to the Holder of the Certificate an amount equal to the product of (A) the Transferor Percentage and (B) the aggregate amount of such Collections allocated to Principal Receivables and Finance Charge Receivables, respectively, in respect of each Monthly Period.  Notwithstanding the first sentence of this paragraph, the Servicer need not deposit this amount or any other amounts so allocated to the Certificate pursuant to the Pooling and Servicing Agreement into the Collection Account and shall pay, or be deemed to pay, such amounts as collected to the Holder of this Certificate.

Chase Bank USA, National Association, as Servicer, is entitled to receive as servicing compensation a monthly servicing fee.  The portion of the servicing fee which will be allocable to the Holder of this Certificate pursuant to the Pooling and Servicing Agreement will be payable by the Holder of this Certificate and neither the Trust nor the Trustee or the Investor Certificateholders will have any obligations to pay such portion of the servicing fee.

This Certificate does not represent an obligation of, or any interest in, the Transferor or the Servicer, and neither the Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.  This Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

Upon the termination of the Trust pursuant to Section 12.1 of the Pooling and Servicing Agreement, the Trustee shall assign and convey to the Holder of this Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all monies due or to become due with respect thereto (including all accrued interest theretofore posted as Finance Charge Receivables) and all proceeds thereof and Insurance Proceeds relating thereto and Interchange allocable to the Trust pursuant to any Supplement, except for amounts held by the Trustee pursuant to subsection 12.3(b) of the Pooling and Servicing Agreement.  The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Holder of this Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, Chase Bank USA, National Association has caused this Certificate to be duly executed under its official seal.

CHASE BANK USA, NATIONAL ASSOCIATION Transferor

By:
Authorized Officer

[SEAL]

Attested to:

By:
Cashier

Date:

Trustee’s Certificate of Authentication

CERTIFICATE OF AUTHENTICATION

This is the Transferor Certificate referred to in the within-mentioned Pooling and Servicing Agreement.

            THE BANK OF NEW YORK,
              as Trustee

            By:
           Authorized Officer

EXHIBIT B

FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS

ASSIGNMENT No. ___ OF RECEIVABLES IN ADDITIONAL ACCOUNTS, (this “Assignment”) dated as of _________, ______, by and between CHASE BANK USA, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (“Chase USA”), and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of the State of New York, as Trustee (the “Trustee”) of Chase Credit Card Master Trust (the “Trust”), pursuant to the Pooling and Servicing Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Chase USA, as Transferor and Servicer and the Trustee, on behalf of the Trust, and Paying Agent are parties to the Fifth Amended and Restated Pooling and Servicing Agreement, dated as of December 19, 2007 (the “Pooling and Servicing Agreement”);

WHEREAS, pursuant to the Pooling and Servicing Agreement, Chase USA wishes to designate Additional Accounts of Chase USA to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Trust as part of the corpus of the Trust (as each such term is defined in the Pooling and Servicing Agreement); and

WHEREAS, the Trustee, on behalf of the Trust, is willing to accept such designation and conveyance subject to the terms and conditions hereof;

NOW, THEREFORE, Chase USA and the Trustee hereby agree as follows:

1.  Defined Terms.  All terms defined in the Pooling and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

“Addition Cut-Off Date” shall mean, with respect to the Additional Accounts designated hereby, ______________, ________.

“Addition Date” shall mean, with respect to the Additional Accounts designated hereby, ______________, ________.

“Notice Date” shall mean, with respect to the Additional Accounts designated hereby, ______________, ________.

2.  Designation of Additional Accounts.  Chase USA shall deliver to the Trustee, not later than five Business Days after the Addition Date, a true and complete list (in the form of a computer file, microfiche list, CD-ROM or such other form as agreed upon between the Transferor and the Trustee, on behalf of the Trust) of each VISA® and  MasterCard® account which, as of the Addition Date, shall be deemed to be an Additional Account, each such account being identified by account number and by the aggregate amount of Receivables in such account as of the close of business on the Addition Cut-Off Date.  Such list shall be marked as Schedule 1 to this Assignment and shall, as of the Addition Date, modify and amend and be incorporated into and made a part of this Assignment and the Pooling and Servicing Agreement.

3.  Conveyance of Receivables.

A.  Chase USA does hereby transfer, assign, set-over and otherwise convey to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse on and after the Addition Date, all right, title and interest of Chase USA in and to the Receivables now existing and hereafter created in the Additional Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables) and all proceeds of such Receivables, Recoveries, Interchange, Insurance Proceeds relating to such Receivables and the proceeds of any of the foregoing.

B.  In connection with such transfer, Chase USA agrees to record and file, at its own expense, a financing statement with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby (which may be a single financing statement with respect to all such Receivables or a financing statement filed previously with respect to Receivables arising in Accounts that include the Additional Accounts designated hereby) for the transfer of accounts as defined in Section 9-102 of the UCC as in effect in the State of Delaware meeting the requirements of applicable state law in such manner and such jurisdictions as are necessary to perfect the assignment of such Receivables to the Trustee on behalf of the Trust for the benefit of the Certificateholders (the “Secured Party”), and to deliver a file-stamped copy of such financing statement or other evidence of such filing to the Trustee on or prior to the date of this Assignment.

C.  The parties hereto agree that all transfers of Receivables to the Trust pursuant to this Assignment are subject to, and shall be treated in accordance with, the Delaware Act and each of the parties hereto agrees that this Assignment has been entered into by the parties hereto in express reliance upon the Delaware Act.  For purposes of complying with the requirements of the Delaware Act, each of the parties hereto hereby agrees that any property, assets or rights purported to be transferred, in whole or in part, by Chase USA pursuant to this Assignment shall be deemed to no longer be the property, assets or rights of Chase USA.  The parties hereto acknowledge and agree that each such transfer is occurring in connection with a “securitization transaction” within the meaning of the Delaware Act.

D.  In connection with such transfer, Chase USA further agrees, at its own expense, on or prior to the date of this Assignment to indicate in its computer files that Receivables created in connection with the Additional Accounts designated hereby have been transferred to the Trust pursuant to this Assignment for the benefit of the Certificateholders.

E.  Chase USA hereby grants to the Secured Party a security interest in all of Chase USA’s right, title and interest in, to and under the Receivables now existing and hereafter created in the Additional Accounts designated hereby, all monies due or to become due with respect to such Receivables, Insurance Proceeds relating to such Receivables, Recoveries, Interchange and the proceeds to any of the foregoing to secure a loan in an amount equal to the unpaid principal amount of the Investor Certificates issued or to be issued pursuant to the Pooling and Servicing Agreement and the interest accrued at the related Certificate Rate, and this Assignment shall constitute a security agreement under applicable law.  Chase USA shall file continuation statements and provide other further assurances to maintain the perfection and priority of such security interest of the Secured Party.

4.  Acceptance by Trustee.  The Trustee hereby acknowledges its acceptance on behalf of the Trust for the benefit of the Certificateholders of all right, title and interest previously held by Chase USA in and to the Receivables now existing and hereafter created, and declares that it shall maintain such right, title and interest, upon the Trust herein set forth, for the benefit of all Certificateholders.

5.  Representations and Warranties of Chase USA.  Chase USA hereby represents and warrants to the Secured Party, as of the Addition Date (or such other date as is specified below), that:

A.  Legal, Valid and Binding Obligation.  This Assignment constitutes a legal, valid and binding obligation of Chase USA enforceable against Chase USA in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and the rights of creditors of national banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

B.  Eligibility of Accounts and Receivables.  As of the Addition Cut-Off Date, each Additional Account designated hereby was an Eligible Account and each Receivable in such Additional Account was an Eligible Receivable.

C.  Selection Procedures.  No selection procedures believed by Chase USA to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Additional Accounts designated hereby from the available Eligible Accounts in the Bank Portfolio.

D.  Insolvency.  Chase USA is not insolvent and, after giving effect to the conveyance set forth in Section 3 of this Assignment, will not be insolvent.

E.  Transfer.  This Assignment constitutes either:  (i) a valid transfer and assignment to the Trust of all right, title and interest of Chase USA in and to Receivables now existing and hereafter created in the Additional Accounts designated hereby, and all proceeds (as defined in the UCC) of such Receivables and Insurance Proceeds relating thereto, and such Receivables and all proceeds thereof and Insurance Proceeds relating thereto will be held by the Secured Party free and clear of any Lien of any Person claiming through or under Chase USA or any of its Affiliates except for (x) Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement, (y) the interest of the holder of the Transferor Certificate and (z) Chase USA’s right to receive interest accruing on, and investment earnings in respect of, the Finance Charge Account and the Principal Account as provided in the Pooling and Servicing Agreement; or (ii) a valid and continuing security interest (as defined in the UCC) in the Receivables now existing or hereafter created in the Additional Accounts in favor of the Secured Party, the proceeds (as defined in the UCC) thereof and Insurance Proceeds relating thereto, upon the conveyance of such Receivables to the Trust, which security interest is prior to all other Liens, and is enforceable against creditors of and purchasers from Chase USA, and which will be enforceable with respect to the Receivables thereafter created in respect of Additional Accounts designated hereby, the proceeds (as defined in the UCC) thereof and Insurance Proceeds relating thereto, upon such creation; and (iii) if this Assignment constitutes the grant of a security interest to the Secured Party in such property, upon the filing of a financing statement described in Section 3 of this Assignment with respect to the Additional Accounts designated hereby and in the case of the Receivables of such Additional Accounts thereafter created and the proceeds (as defined in the UCC) thereof, and Insurance Proceeds relating to such Receivables, upon such creation, the Secured Party shall have a first priority perfected security interest in such property (subject to Section 9-315 the UCC as in effect in the State of Delaware), except for Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement.  Chase USA has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Secured Party hereunder. The Receivables constitute “accounts” within the meaning of the applicable UCC.

F.  Other Liens.  Other than the security interest granted to the Secured Party pursuant to this Assignment, Chase USA has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables.  Chase USA has not authorized the filing of and is not aware of any financing statements against Chase USA that include a description of collateral covering the Receivables other than any financing statement (i) relating to the security interest granted to the Secured Party hereunder, (ii) that has been terminated, or (iii) that names The Bank of New York as secured party. Chase USA is not aware of any judgment or tax lien filings against Chase USA.  Chase USA owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person.

G.  Breach of Representations and Warranties.  The provision set forth in Section 2.4(d) of the Pooling and Servicing Agreement shall be applicable to any breach of the representations and warranties of this Section 5 with respect to any Receivable.

6.  Conditions Precedent.  The acceptance by the Trustee set forth in Section 4 and the amendment of the Pooling and Servicing Agreement set forth in Section 7 are subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

A.  Officer’s Certificate.  Chase USA shall have delivered to the Trustee a certificate of a Vice President or more senior officer substantially in the form of Schedule 2 hereto, certifying that (i) all requirements set forth in Section 2.6 of the Pooling and Servicing Agreement for designating Additional Accounts and conveying the Principal Receivables of such Accounts, whether now existing or hereafter created, have been satisfied or waived and (ii) each of the representations and warranties made by Chase USA in Section 5 is true and correct as of the Addition Date.  The Trustee may conclusively rely on such Officer’s Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

B.  Opinion of Counsel.  Chase USA shall have delivered to the Trustee the two Opinions of Counsel referenced in subsection 2.6(c)(vi) of the Pooling and Servicing Agreement with respect to the Additional Accounts designated hereby.

7.  Amendment of the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement is hereby amended to provide that all references therein to the “Pooling and Servicing Agreement,” to “this Agreement” and “herein” shall be deemed from and after the Addition Date to be a dual reference to the Pooling and Servicing Agreement as supplemented by this Assignment.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions to the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provisions of the Pooling and Servicing Agreement.

8.  Survival.  The representations, warranties and covenants of the parties hereto shall survive the assignment of the Receivables pursuant to this Assignment and the termination of this Assignment, and shall inure to the benefit of the Trust.  Notwithstanding anything to the contrary in this Assignment, the representations and warranties of Chase USA herein shall not survive after the tenth (10th) anniversary of the Addition Date.

9.  Waivers and Amendments.  This Assignment may be amended, superseded, canceled, renewed or extended and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance and, in all cases, subject to confirmation by each Rating Agency then rating any Investor Certificates.  No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Assignment or to waive compliance with one or more of the terms hereof, as the case may be.  No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

10.  Counterparts.  This Assignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

11.  GOVERNING LAW.  THIS ASSIGNMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

12.  Tax Treatment.  Nothing in this Assignment shall be deemed to require any securitization transaction involving the Receivables to be treated as a sale for federal or state income tax purposes or to preclude treatment of any such securitization transaction as debt for federal or state income tax purposes.

IN WITNESS WHEREOF, the undersigned have caused this Assignment of Receivables in Additional Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

            CHASE BANK USA, NATIONAL
         ASSOCIATION,
            as Transferor

            By:  ______________________________
            Name:
            Title:

            THE BANK OF NEW YORK,
            as Trustee

            By:  ______________________________
            Name:
            Title:

Schedule 1 to Assignment of Receivables in Additional Accounts

ADDITIONAL ACCOUNTS

Schedule 2 to Assignment of Receivables in Additional Accounts

Chase Bank USA, National Association
Chase Credit Card Master Trust

Officer’s Certificate

The undersigned, being _____________ of Chase Bank USA, National Association, a national banking association organized under the laws of the United States (“Chase USA”), as Transferor under the Fifth Amended and Restated Pooling and Servicing Agreement, dated as of December 19, 2007, as heretofore supplemented and amended (the “Agreement”), by and between Chase USA, as Transferor and Servicer, and The Bank of New York, as Trustee and Paying Agent (the “Trustee”), and in connection with the execution of Assignment No. __ of Receivables in Additional Accounts, dated as of _______________, 20__ (the “Assignment”), between Chase USA, as Transferor, and the Trustee, hereby represents and warrants to the Trustee that as of _____________, 20__ (capitalized terms used but not defined herein shall have the meanings provided in the Agreement and the Assignment):

1.  The designation of Receivables in Additional Accounts by Chase USA and the acceptance thereof by the Trustee will not (i) adversely affect the tax characterization as debt of any Class of Investor Certificates of any outstanding Series or Class in respect of which an opinion was delivered at the time of issuance that such Class would be treated as debt for U.S. federal income tax purposes, (ii) cause the Trust following such designation and acceptance to be deemed to be an association (or a “publicly traded partnership” within the meaning of Section 7704(b) of the Code) taxable as a corporation and (iii) cause or constitute a taxable event in which gain or loss would be recognized by any Investor Certificateholder or the Trust, (x) each Additional Account is, as of the Addition Cut-Off Date, an Eligible Account, and each Receivable in such Additional Account is, as of the Addition Cut-Off Date, an Eligible Receivable, (y) no selection procedures believed by Chase USA to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Additional Accounts from the available Eligible Accounts from the Bank Portfolio, and (z) as of the Addition Date, Chase USA is not insolvent;

2.  As of the Addition Date, the Assignment constitutes either (x) a valid transfer and assignment to the Trust of all right, title and interest of Chase USA in and to the Receivables then existing and thereafter created in the Additional Accounts, and all proceeds (as defined in the UCC) of such Receivables and Insurance Proceeds relating thereto and such Receivables and all proceeds thereof and Insurance Proceeds relating thereto will be held by the Trust free and clear of any Lien of any Person claiming through or under Chase USA or any of its Affiliates, except for (i) Liens permitted under subsection 2.5(b), (ii) the interest of Chase USA as Holder of the Transferor Certificate and (iii) Chase USA’s right to receive interest accruing on, and investment earnings in respect of, the Finance Charge Account and the Principal Account, or any Series Account as provided in this Agreement and any related Supplement or (y) a grant of a security interest (as defined in the UCC), in such property to the Trust, which is enforceable with respect to then existing Receivables of the Additional Accounts, the proceeds (as defined in the UCC), thereof and Insurance Proceeds relating thereto upon the conveyance of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter created in respect of Additional Accounts conveyed on such Addition Date, the proceeds (as defined in the UCC), thereof and Insurance Proceeds relating thereto upon such creation; and (z) if the Assignment constitutes the grant of a security interest to the Trust in such property, upon the filing of a financing statement as described in Section 2.1 of the Agreement with respect to such Additional Accounts and in the case of the Receivables thereafter created in such Additional Accounts and the proceeds (as defined in the UCC), thereof, and Insurance Proceeds relating thereto, upon such creation, the Trust shall have a first priority perfected security interest in such property (subject to Section 9-315 of the UCC), except for Liens permitted under subsection 2.5(b) of the Agreement.

3.  As of the Addition Date, all requirements set forth in Section 2.6 of the Agreement for designating Additional Accounts and conveying the Principal Receivables of such Account, whether now existing or hereafter created, have been satisfied or waived;  and

4.  Each of the representations and warranties made by Chase USA in Section 5 of the Assignment is true and correct as of the Addition Date.

IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of___________, ____.

                By: _________________________
                Name:
                Title:

EXHIBIT C

FORM OF MONTHLY SERVICER’S CERTIFICATE

CHASE BANK USA, NATIONAL ASSOCIATION

_____________________________________________

CHASE CREDIT CARD MASTER TRUST
_____________________________________________

1.           Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the “preceding Monthly Period” shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.  This Certificate is delivered pursuant to subsection 3.4(b) of the Fifth Amended and Restated Pooling and Servicing Agreement, dated as of  December 19, 2007 (the “Pooling and Servicing Agreement”).  References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement.

2.           Chase Bank USA, National Association is the Servicer under the Pooling and Servicing Agreement.

3.           The undersigned is a Servicing Officer.

4.           The date of this Certificate is a Determination Date under the Pooling and Servicing Agreement.

5. The aggregate amount of Collections processed during the preceding Monthly Period was equal to (excluding Annual Membership Fees and Interchange)	$__________
6. The Aggregate Investor Percentage of Collections of Principal Receivables processed by the Servicer during the preceding Monthly Period was equal to	$__________

            7.           The Aggregate Investor Percentage of Collections of Finance Charge Receivables processed by the Servicer during the preceding Monthly Period was equal to (excluding Annual Membership Fees and Interchange)
$__________
8. The aggregate amount of Receivables processed by the Servicer as of the end of the last day of the preceding Monthly Period	$__________

9. Of the balance on deposit in the Finance Charge Account, the amount attributable to the Aggregate Investor Percentage of Collections processed by the Servicer during the preceding Monthly Period	$__________
10. Of the balance on deposit in the Principal Account, the amount attributable to the Aggregate Investor Percentage of Collections processed by the Servicer during the preceding Monthly Period	$__________
11. The aggregate amount, if any, of withdrawals, drawings or payments under any Credit Enhancement, if any, required to be made with respect to any Series outstanding for the preceding Monthly Period	$__________
12. The Aggregate Investor Percentage of Collections of Principal Receivables processed by the Servicer during the current month is equal to	$__________

         13.           The amount equal to the Aggregate Investor Percentage of Annual Membership Fees deposited to the Finance Charge Account or any Series Account on or before the Transfer Date during the current month is equal to
$__________
14. The aggregate amount of Interchange to be deposited in the Finance Charge Account on the Transfer Date of the current month is equal to	$__________
15. The aggregate amount of all sums payable to the Investor Certificateholders of each Series on the succeeding Distribution Date with respect to Certificate Principal	$__________
16. The aggregate amount of all sums payable to the Investor Certificateholders of each Series on the succeeding Distribution Date with respect to Certificate Interest	$__________

         17.           To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:

[If applicable, insert “None.”]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this ____ day of __________, ____.

CHASE BANK USA, NATIONAL
ASSOCIATION, as Servicer

By:  _____________________________
                                    Name:
                                    Title:

Schedule to Monthly Servicer’s Certificate*

Chase Bank USA, National Association
________________________________________

CHASE CREDIT CARD MASTER TRUST
________________________________________

*           A separate schedule is to be attached for each Series, with appropriate changes and additions to reflect the specifics of the related Series Supplement.

EXHIBIT D

FORM OF ANNUAL SERVICER’S CERTIFICATE
Chase Bank USA, National Association

___________________________________________________

CHASE CREDIT CARD MASTER TRUST
___________________________________________________

The undersigned, a duly authorized representative of Chase Bank USA, National Association (“CUSA”), a national banking association organized under the laws of the United States, as Servicer pursuant to the Fifth Amended and Restated Pooling and Servicing Agreement dated as of December 19, 2007 (the “Pooling and Servicing Agreement”) by and among CUSA, as Transferor and Servicer, and The Bank of New York, as trustee and paying agent (the “Trustee”) does hereby certify that:

1. CUSA is the Servicer under the Pooling and Servicing Agreement.

2. The undersigned is duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Certificate to the Trustee.

3. This Certificate is delivered pursuant to Section 3.5 of the Pooling and Servicing Agreement.

4. A review of the activities of the Servicer during [the period from the Closing Date until December 31, ______] or [the calendar year ended December 31, ______] was conducted under the supervision of the undersigned.

5. Based on such review, the Servicer has, to the best of the knowledge of the undersigned, fully performed all its obligations under the Pooling and Servicing Agreement throughout such period and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

6. The following is a description of each failure of the Servicer to fulfill its obligations under the provisions of the Pooling and Servicing Agreement, including any Supplement, known to me to have been made by the Servicer during the year ended December 31, ____, which sets forth in detail (i) the nature of each such failure, (ii) the action taken by the Servicer, if any, to remedy each such failure and (iii) the current status of each such failure:

[If applicable, insert “None.”]

D-1

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ____ day of ____________, ____.

            CHASE BANK USA, NATIONAL
            ASSOCIATION, as Servicer

            By: ___________________________
            Name:
            Title:

D-2

EXHIBIT E

FORM OF ANNUAL OPINION OF COUNSEL

The opinion set forth below, which is to be delivered pursuant to subsection 13.2(d) of the Fifth Amended and Restated Pooling and Servicing Agreement, may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the opinion of counsel delivered on the Closing Date with respect to similar matters.

No filing or other action, other than such filing or action described in such opinion, is necessary from the date of such opinion through March 31 of the following year to continue the perfected status of the interest of the Trust in the collateral described in the financing statements referred to in such opinion.

E-1

EXHIBIT F

FORM OF REASSIGNMENT OF RECEIVABLES

REASSIGNMENT NO. ___ OF RECEIVABLES, dated as of ___________, _____, by and between Chase Bank USA, National Association, a national banking association organized and existing under the laws of the United States (the “Bank”), and The Bank of New York, a banking corporation organized under the laws of the State of New York, as Trustee (the “Trustee”) of the Chase Credit Card Master Trust (the “Trust”), pursuant to the Pooling and Servicing Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Bank, as Transferor and Servicer, and the Trustee and Paying Agent are parties to the Fifth Amended and Restated Pooling and Servicing Agreement, dated as of December 19, 2007 (the “Pooling and Servicing Agreement”);

WHEREAS, pursuant to the Pooling and Servicing Agreement, the Bank wishes to remove all Receivables from certain designated Accounts of the Bank (the “Removed Accounts”) and to cause the Trustee to reconvey the Receivables of such Removed Accounts, whether now existing or hereafter created, from the Trust to the Bank (as each such term is defined in the Pooling and Servicing Agreement); and

WHEREAS, the Trustee, on behalf of the Trust, is willing to accept such designation and to reconvey the Receivables in the Removed Accounts subject to the terms and conditions hereof;

NOW, THEREFORE, the Bank and the Trustee, on behalf of the Trust, hereby agree as follows:

1.           Defined Terms.  All terms defined in the Pooling and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

“Removal Cut-Off Date” shall mean, with respect to the Removed Accounts designated hereby, __________________, __________.

“Removal Date” shall mean, with respect to the Removed Accounts designated hereby, __________________, __________.

“Removal Notice Date” shall mean, with respect to the Removed Accounts designated hereby, __________________, __________ (which shall be a date on or prior to the fifth Business Day prior to the Removal Date).

2.           Designation of Removed Accounts.  The Bank shall deliver to the Trustee, not later than five Business Days after the Removal Date, a true and complete list (in the form of a computer file, microfiche list, CD-ROM or such other form as agreed upon between the Transferor and the Trustee, on behalf of the Trust) of each VISA® and MasterCard® account which, as of the Removal Date, shall be deemed to be a Removed Account, each such account being identified by account number and by the aggregate amount of Receivables in such account as of the close of business on the Removal Cut-Off Date.  Such list shall be marked as Schedule 1 to this Reassignment and shall, as of the Removal Date, modify and amend and be incorporated into and made a part of this Reassignment and the Pooling and Servicing Agreement.

3.           Conveyance of Receivables.

(a)  The Trustee, on behalf of the Trust, does hereby reconvey to the Bank, without recourse on and after the Removal Date, all right, title and interest of the Trust in and to the Receivables now existing and hereafter created in the Removed Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Delaware) of such Receivables, Insurance Proceeds relating to such Receivables and the proceeds thereof.

(b)  In connection with such transfer, the Trustee, on behalf of the Trust, agrees to authorize the Bank on or prior to the date of this Reassignment, to file a termination statement (in form and substance reasonably satisfactory to the Trustee) with respect to the Receivables now existing and hereafter created in the Removed Accounts designated hereby (which may be a single termination statement with respect to all such Receivables) evidencing the release by the Trust of its Lien on the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such Lien.

4.           Representations and Warranties of the Bank.  The Bank hereby represents and warrants to the Trust as of the Removal Date:

(a)  Legal, Valid and Binding Obligation.  This Reassignment constitutes a legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and the rights of creditors of national banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(b)  Selection Procedures.  No selection procedures believed by the Bank to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Removed Accounts designated hereby.

5.           Conditions Precedent.  The amendment of the Pooling and Servicing Agreement set forth in Section 6 hereof is subject to the satisfaction, on or prior to the Removal Date, of the following condition precedent:

The Bank shall have delivered to the Trustee an Officer’s Certificate certifying that (i) as of the Removal Date, all requirements set forth in Section 2.7 of the Pooling and Servicing Agreement for designating Removed Accounts and reconveying the Receivables of such Removed Accounts, whether now existing or hereafter created, have been satisfied and (ii) each of the representations and warranties made by the Bank in Section 4 hereof is true and correct as of the Removal Date.  The Trustee may conclusively rely on such Officer’s Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

6.           Amendment of the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement is hereby amended to provide that all references therein to the “Pooling and Servicing Agreement,” to “this Agreement” and to “herein” shall be deemed from and after the Removal Date to be a dual reference to the Pooling and Servicing Agreement as supplemented by this Reassignment.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions to the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to non-compliance with any term or provision of the Pooling and Servicing Agreement.

7.           Counterparts.  This Reassignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

8.           GOVERNING LAW.  THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the undersigned have caused this Reassignment of Receivables to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

CHASE BANK USA, NATIONAL ASSOCIATION Transferor

By:
Name:
Title:

CHASE BANK USA, NATIONAL ASSOCIATION Transferor

By:
Name:
Title:

Schedule I to Reassignment of Receivables

REMOVED ACCOUNTS

EXHIBIT G

FORM OF RECONVEYANCE OF RECEIVABLES

RECONVEYANCE OF RECEIVABLES, dated as of ____________ ___, ____, by and between Chase Bank USA, National Association, a national banking association (the “Transferor”), and The Bank of New York, a banking corporation organized and existing under the laws of New York, as Trustee (the “Trustee”) of the Chase Credit Card Master Trust (the “Trust”), pursuant to the Pooling and Servicing Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Transferor and the Trustee are parties to the Fifth Amended and Restated Pooling and Servicing Agreement dated as of December 19, 2007 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the “Pooling and Servicing Agreement”);

WHEREAS, pursuant to the Pooling and Servicing Agreement, the Transferor wishes to cause the Trustee, on behalf of the Trust, to reconvey all of the Receivables and proceeds thereof, whether now existing or hereafter created, from the Trust to the Transferor pursuant to the terms of Section 12.4 of the Pooling and Servicing Agreement upon termination of the Trust pursuant to subsection 12.1(a) of the Pooling and Servicing Agreement (as each such term is defined in the Pooling and Servicing Agreement); and

WHEREAS, the Trustee, on behalf of the Trust, is willing to reconvey Receivables subject to the terms and conditions hereof;

NOW, THEREFORE, the Transferor and the Trustee hereby agree as follows:

1.  Defined Terms.  All terms defined in the Pooling and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

“Reconveyance Date” shall mean ______________, ____.

2.  Return of Lists of Accounts.  The Trustee, on behalf of the Trust, shall deliver to the Transferor, not later than three Business Days after the Reconveyance Date, each list of Accounts delivered to the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

3.  Conveyance of Receivables.  (a)  The Trustee, on behalf of the Trust, does hereby reconvey to the Transferor, without recourse, representation or warranty, on and after the Reconveyance Date, all right, title and interest of the Trust in and to each and every Receivable now existing and hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds (as defined in Section 9-306 of the UCC as in effect in the

4.  State of Delaware) of such Receivables and Insurance Proceeds relating to such Receivables and any Interchange, except for amounts, if any, held by the Trustee, on behalf of the Trust, pursuant to subsection 12.3(b) of the Pooling and Servicing Agreement.

(b)           In connection with such transfer, the Trustee, on behalf of the Trust, agrees to authorize the filing, on or prior to the date of this Reconveyance, of such UCC termination statements (in form and substance reasonably satisfactory to the Trustee) as the Transferor may reasonably request, evidencing the release by the Trust of its lien on the Receivables.

5.  Counterparts.  This Reconveyance may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

6.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the undersigned have caused this Reconveyance of Receivables to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

CHASE BANK USA, NATIONAL ASSOCIATION as Transferor

By:
Name:
Title:

THE BANK OF NEW YORK, as Trustee

By:
Name:
Title:

SCHEDULE I

LIST OF ACCOUNTS

Delivered to Trustee only

[Deemed Incorporated]

EXHIBIT H

FORM OF ANNUAL CERTIFICATION

Re:	The [ ] agreement dated as of [ ], 20[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ________________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to the Transferor, and its officers, with the knowledge and intent that they will rely upon this certification, that:

(1)           I have reviewed the report on assessment of the Company’s compliance provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (17 C.F.R. §229.1100, et seq.) (the “Servicing Assessment”), and the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”) that were delivered by the Company to the Transferor pursuant to the Agreement (collectively, the “Company Information”);

(2)           To the best of my knowledge, the Company Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Information; and

(3)           To the best of my knowledge, all of the Company Information required to be provided by the Company under the Agreement has been provided to the Transferor.

                Date:  ________________________________

                By:     ________________________________
                Name:
                Title:

H-1

EXHIBIT I

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the credit card accounts or accounts are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)
Payments on credit card accounts are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations (A) are mathematically accurate; (B) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of credit card accounts serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)
Payments on credit card accounts, including any payoffs, made in accordance with the related credit card accounts documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related asset pool documents.

1122(d)(4)(v)	The Servicer’s records regarding the accounts and the accounts agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s account  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period an Account is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent Accounts including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for Accounts with variable rates are computed based on the related Account documents.

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts):  (A) such funds are analyzed, in accordance with the obligor’s Account documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable Account documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related Accounts, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

                    [NAME OF TRUSTEE]

                    Date:  ________________________________

                    By:     ________________________________
                    Name:
                    Title:

EXHIBIT J

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Paying Agent shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the credit card accounts or accounts are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)
Payments on credit card accounts are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	✓
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations (A) are mathematically accurate; (B) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of credit card accounts serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	✓
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	✓
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)
Payments on credit card accounts, including any payoffs, made in accordance with the related credit card accounts documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related asset pool documents.

1122(d)(4)(v)	The Servicer’s records regarding the accounts and the accounts agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s account  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period an Account is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent Accounts including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for Accounts with variable rates are computed based on the related Account documents.

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts):  (A) such funds are analyzed, in accordance with the obligor’s Account documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable Account documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related Accounts, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

                         [NAME OF PAYING AGENT]

                         Date:   _________________________

                         By:      _________________________
                        Name:
                        Title:

EXHIBIT K

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the [Servicer]/[Subservicer] shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria”:

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA	INAPPLICABLE SERVICING CRITERIA
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	[2]
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the credit card loans are maintained.		X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on credit card accounts are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established for overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X

2	If any material servicing activities are outsourced to third parties, Item 1122 (d) (1) (ii) would be included in the Applicable Servicing Criteria for Servicer.

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA	INAPPLICABLE SERVICING CRITERIA
Reference	Criteria
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.		X
1122(d)(2)(vii)
 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X1
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X2
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X3
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.		X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements		X

1
The Asserting Party allocates amounts due to investors and remits such amounts to the Paying Agent in accordance with the timeframes, distribution priority and other terms set forth in the transaction agreements.

2	Amounts remitted to the Paying Agent pursuant to the transaction agreements are posted to the Asserting Party’s records within two business days.

3	The Asserting Party agrees amounts remitted to investors per the investor reports to amounts remitted to the Paying Agent per the bank statements.

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA	INAPPLICABLE SERVICING CRITERIA
Reference	Criteria
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on credit card accounts, including any payoffs, made in accordance with the related credit card account documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related asset pool documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the accounts agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's account (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period an Account is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent Accounts including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for Accounts with variable rates are computed based on the related Account documents.	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA	INAPPLICABLE SERVICING CRITERIA
Reference	Criteria
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	[3]

                            [NAME OF [SERVICER] / [SUBSERVICER]]

                            Date:   _________________________

                            By:      _________________________
                           Name:
                           Title:

3
If there are any external enhancement or other support identified in Item 1114 (a) (1) through (3) or Item 1115 of Regulation AB, Item 1122 (d) (4) (xv) would be included in the Applicable Servicing Criteria for the Servicer

Exhibit L

FORM OF
CHASE CREDIT CARD MASTER TRUST
TRUSTEE’S CERTIFICATE

[           ] [  ], 20[  ]

Reference is hereby made to the FIFTH AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of December 19, 2007 (the “Agreement”), by and among CHASE BANK USA, NATIONAL ASSOCIATION (the “Bank”), a national banking association, as Transferor and Servicer (in such capacities, the “Transferor and Servicer”), and THE BANK OF NEW YORK, a New York banking corporation, as trustee and paying agent (in such capacities, the “Trustee” and “Paying Agent”) on behalf of the Certificateholders of the Chase Credit Card Master Trust (the “Trust”).

In connection with transactions contemplated by the applicable Terms Agreement (the “Terms Agreement”), each with respect to a specific tranche of notes, dated the respective dates of the pricing of such notes, incorporating an Underwriting Agreement, dated as of [           ] [  ], 20[  ] (together, the “Underwriting Agreement”), by and among the representative of the several underwriters (collectively, the “Underwriters”), the Bank and Chase Issuance Trust, a Delaware statutory trust (the “Issuing Entity”), relating to the sale by the Issuing Entity to the Underwriters of CHASEseries notes from the date hereof through [           ] [  ], 20[  ] (the “Notes”), the undersigned, an authorized officer of the Trustee, hereby certifies the following:

1.           To the knowledge of the undersigned officer of the Trustee, as of the date and time of this certificate, the information provided by the Trustee in the base prospectus, dated [           ] [  ], 20[  ] (the “Base Prospectus”), relating to the offering of the Notes of the Issuing Entity in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations under the Securities Act, as excerpted in Schedule A hereto, is true and accurate in all material respects.

2.           To the knowledge of the undersigned officer of the Trustee, as of the date and time of this certificate, there are no legal proceedings pending or known to be contemplated against the Trustee or against any property of the Trustee, that would be material to security holders of the Notes.

3.           To the knowledge of the undersigned officer of the Trustee, as of the date and time of this certificate, there are no governmental proceedings pending or known to be contemplated against the Trustee or against any property of the Trustee, that would be material to security holders of the Notes.

4.           To the knowledge of the undersigned officer of the Trustee, as of the date and time of this certificate, there are no business relationships, agreements, arrangements, transactions or understandings that are entered into outside the ordinary course of business or on terms other than would be obtained in an arm’s length transaction with an unrelated third party, that currently exists or that existed during the past two years and that is material to security holders of the Notes between the Trustee and any of the following:

(a)           the Bank;

(b)           Wilmington Trust Company[;]/[; and]

(c)           Wells Fargo Bank, National Association[[; and]/[.]

(d)           any enhancement or support provider.]1

[1]	If applicable, the Transferor shall inform the Trustee of the identity of any enhancement or support provider; otherwise (d) is deleted.

IN WITNESS WHEREOF, I have executed this certificate as of the date hereinabove set forth.

                                    THE BANK OF NEW YORK,
            as Trustee

                                    By:       ___________________________
                                    Name:
                                    Title:

Schedule A

1.           Page [  ] of Base Prospectus

  [DESCRIPTION OF THE BANK OF NEW YORK]

2.           Page [  ] of Base Prospectus

  [DESCRIPTION OF THE BANK OF NEW YORK]